                                                                       EXHIBIT 1
                             HOME PROPERTIES, L.P.,
                                    as Issuer

                             HOME PROPERTIES, INC.,
                                  as Guarantor

                             Wells Fargo Bank, N.A.,
                                   as Trustee

                                    INDENTURE

                                      Dated

                                October 24, 2006

                    4.125% Exchangeable Senior Notes due 2026

================================================================================

                                TABLE OF CONTENTS

                                      Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01      Definitions......................................................................1

                                   ARTICLE II

        ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

                                   ARTICLE III

                       REDEMPTION AND REPURCHASE OF NOTES

                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE ISSUER

                                    ARTICLE V

          NOTEHOLDERS' LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

Section 5.01      Noteholders' Lists..............................................................28
Section 5.02      Preservation and Disclosure of Lists............................................28
Section 5.03      Reports by Trustee..............................................................28
Section 5.04      Reports by Issuer...............................................................28

                                   ARTICLE VI

         REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

                                   ARTICLE VII

                                   THE TRUSTEE

                                  ARTICLE VIII

                                 THE NOTEHOLDERS

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                                    ARTICLE X

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

                                   ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 11.05     Reinstatement.....................................................................

                                   ARTICLE XII

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 12.01     Indenture and Notes Solely Corporate Obligations................................48

                                  ARTICLE XIII

                                EXCHANGE OF NOTES

Section 13.07     Delivery of Shares, Shares to Be Fully Paid; Compliance with
                        Governmental Requirements; Listing of Common Stock                        60

                                   ARTICLE XIV

                          MEETINGS OF HOLDERS OF NOTES

                                   ARTICLE XV

                                    GUARANTEE

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

EXHIBIT A         1

                             CROSS-REFERENCE TABLE*

Trust Indenture Act Section                 Indenture Section
310         (a)(1)                                  7.09
            (a)(2)                                  7.09
            (a)(3)                                  N.A.
            (a)(4)                                  N.A.
            (a)(5)                                  N.A.
              (b)                                   7.08
              (c)                                   N.A.
311           (a)                                   7.13
              (b)                                   7.13
              (c)                                   N.A.
312           (a)                                   5.01
              (b)                                   5.02
              (c)                                   5.02
313           (a)                                   5.03
              (b)                                   5.03
              (c)                                   N.A.
              (d)                                   5.03
314           (a)                                   4.09, 5.04
              (b)                                   N.A.
            (c)(1)                                  N.A.
            (c)(2)                                  N.A.
            (c)(3)                                  N.A.
              (d)                                   N.A.
              (e)                                   N.A.
              (f)                                   N.A.
315           (a)                                   7.01
              (b)                                   6.08
              (c)                                   6.05
              (d)                                   7.01
              (e)                                   6.09
316         (a)(1)(A)                               6.07
            (a)(1)(B)                               6.07
            (a)(2)                                  N.A.
              (b)                                   N.A.
              (c)                                   N.A.
317         (a)(1)                                  N.A.
            (a)(2)                                  N.A.
              (b)                                   N.A.
318           (a)                                   N.A.
N.A. means not applicable.
*This Cross-Reference Table is not part of the Indenture.

                                    INDENTURE
                                    ---------

     INDENTURE  dated October 24, 2006 among Home  Properties,  L.P., a New York limited partnership (hereinafter called the "Issuer"), Home Properties,  Inc., a
Maryland corporation  (hereinafter called the "Guarantor" or, in its capacity as general partner of the Issuer, the "General Partner"), each having its principal office at 850 Clinton Square,  Rochester,  New York 14604, and Wells Fargo Bank,
N.A., as trustee hereunder (hereinafter called the "Trustee").

     Each party  agrees as follows for the benefit of the other  parties and for the equal and ratable benefit of the holders of the Issuer's 4.125% Exchangeable
Senior  Notes  due  2026  (hereinafter  called  the  Notes)  guaranteed  by  the
Guarantor.

ARTICLE I.........

                                   DEFINITIONS
                                   -----------

Section 1.01.   Definitions.
-------------   ------------

     The  terms  defined  in this  Section  1.01  (except  as  herein  otherwise expressly provided or unless the context otherwise requires) for all purposes of this  Indenture  and  of  any  indenture  supplemental  hereto  shall  have  the respective meanings specified in this Section 1.01. All other terms used in this
Indenture  that are defined in the Trust  Indenture  Act (as  defined  below) or which are by reference  therein defined in the Securities Act (as defined below)
(except as herein otherwise  expressly  provided or unless the context otherwise requires) shall have the respective meanings assigned to such terms in the Trust
Indenture Act and in the Securities Act as in force at the date of the execution of this  Indenture.  The  words  "herein,"  "hereof,"  "hereunder"  and words of similar  import  refer to this  Indenture  as a whole and not to any  particular
Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

     "Additional  Interest" has the meaning specified for "Registration  Default
Damages"  as defined  in  Section 7 of the  Registration  Rights  Agreement  (as
defined below).

     "Additional Interest Notice" has the meaning specified in Section 4.09.

     "Additional Notes" has the meaning specified in Section 2.01.

     "Additional  Designated Event Shares" has the meaning  specified in Section
13.11(a).

     "Affiliate"  of any  specified  Person means any other  Person  directly or indirectly  controlling  or  controlled  by or under  direct or indirect  common control  with  such  specified  Person.  For the  purposes  of this  definition,
"control,"  when used with  respect to any  specified  Person means the power to direct or cause the  direction  of the  management  and policies of such Person, directly or indirectly,  whether through the ownership of voting securities,  by contract  or  otherwise,  and the  terms  "controlling"  and  "controlled"  have meanings correlative to the foregoing.

     "Agent Members" has the meaning specified in Section 2.05(b)(v).

     The  "Applicable  Exchange  Period"  means the 10  consecutive  Trading Day period  commencing  on the third  Trading Day  following  the date the Notes are tendered for exchange.

     The  "Applicable  Exchange  Rate" as of any Trading Day, means the Exchange
Rate in effect on such date, after giving effect to any adjustment  provided for in Section 13.05 or Section 13.11.

     The "Average Price" is equal to the average of the Volume Weighted  Average
Prices per share of Common Stock for each Trading Day in the Applicable Exchange
Period.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar  federal,  state, or foreign law for the relief of debtors.

     "Benefited Party" has the meaning specified in Section 15.01.

     "Board of Directors" means the board of directors of the General Partner or a committee of such board duly authorized to act for it hereunder.

     "Business Day" means each Monday, Tuesday, Wednesday,  Thursday and Friday, other  than a day on  which  banking  institutions  in The  City of New York are authorized or obligated by law or executive order to close.

     "Charter"  means the Articles of Amendment and  Restatement  of Articles of
Incorporation  of Home  Properties  of New York,  Inc.,  dated July 26, 1994, as amended by Articles of Amendment,  dated May 6, 1998, May 4, 1999, and September
24, 2003, and by Articles  Supplemental with respect to its Series A, B, C, D, E and F Preferred Stock.

     "Closing  Sale Price" of the Common Stock or other capital stock or similar equity  interests or other publicly  traded  securities on any Trading Day means the closing sale price per share (or, if no closing sale price is reported,  the average of the closing  bid and ask prices or, if more than one in either  case, the  average of the average  closing bid and the average  closing ask prices) on such date as reported on the  principal  United  States  securities  exchange on which the Common Stock or such other capital stock or similar  equity  interests or other  securities  are traded or, if the Common  Stock or such other  capital stock or similar equity interests or other securities are not listed on a United
States  national or regional  securities  exchange,  any United States system of automated  dissemination  of quotations of securities  prices or an  established over-the-counter  trading  market in the United  States.  The Closing Sale Price will be determined  without  regard to  after-hours  trading or extended  market making.  In the absence of the foregoing,  Home Properties,  Inc. will determine the  Closing  Sale  Price  on such  basis  as Home  Properties,  Inc.  considers appropriate.

     "Commission" means the Securities and Exchange Commission,  as from time to time  constituted,  created under the Exchange Act, or, if at any time after the execution of this Indenture  such  Commission is not existing and performing the duties  now  assigned  to it  under  the  Trust  Indenture  Act,  then  the body performing such duties at such time.

     "Common  Stock" means any stock of any class of the Guarantor  which has no preference  in respect of  dividends  or of amounts  payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which is not subject to redemption by the Guarantor.  Except in the event of certain specified  transactions as provided in Section  13.01(a)(iv),  shares of
Common  Stock  issuable on exchange  of Notes shall  include  only shares of the class  designated as common stock of the Guarantor at the date of this Indenture
(namely,  the common  stock,  par value $0.01) or shares of any class or classes resulting from any reclassification or reclassifications  thereof and which have no preference in respect of dividends or of amounts  payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Guarantor and which are not subject to  redemption by the  Guarantor;  provided that if at any time there shall be more than one such resulting  class,  the shares of each such class then so issuable on exchange shall be substantially in the proportion which  the  total  number  of  shares  of such  class  resulting  from  all such reclassifications  bears to the  total  number  of  shares  of all such  classes resulting from all such reclassifications.

     "Corporate Trust Office" or other similar term, means the designated office of the Trustee at which, at any particular time, its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which  this  Indenture  is  dated,  located  at Wells  Fargo  Bank,  N.A.,
Corporate  Trust  Services,  155  Westminster  Street,   Providence,  RI  02903,
Attention:  Corporate Trust Services, or at any other time at such other address as the Trustee may designate from time to time by notice to the Issuer.

     "CUSIP"   means  the   Committee  on  Uniform   Securities   Identification
Procedures.

     "Custodian"  means Wells Fargo Bank, N.A., as custodian with respect to the
Notes in global form, or any successor entity thereto.

     The "Daily Share Amount" for each $1,000 principal amount of Notes and each
Trading Day in the Applicable Exchange Period shall be equal to the greater of:

     (a) zero; and

     (b) a number of shares of Common Stock determined by the following formula:

      (VWAP on such Trading Day X ER) - ($1,000 + Net Cash Amount, if any)
                     ......... 10 X VWAP on such Trading Day

                                      where

     "VWAP" on any Trading Day means the volume weighted average price per share of Common  Stock on the New York Stock  Exchange or, if the Common Stock is
     not listed on the New York Stock  Exchange,  on the  principal  exchange or over-the-counter market on which the Common Stock is then listed or traded, from 9:30 a.m.  to 4:00 p.m.  (New York City time) on that  Trading  Day as displayed on Bloomberg Page "HME (Equity) VAP" (or any successor  thereto), or if such volume weighted average price is not available,  then the "VWAP"
     will be the market  value per share of Common  Stock on such Trading Day as determined by a nationally recognized  independent  investment banking firm retained by the Issuer for this purpose; and

                    "ER" means the Applicable Exchange Rate.

     "default"  means any event that is, or after notice or passage of time,  or both, would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 2.03.

     "Depositary"  means the clearing agency  registered  under the Exchange Act that is designated to act as the Depositary  for the Global Notes.  DTC shall be the initial  Depositary,  until a successor shall have been appointed and become such pursuant to the applicable  provisions of this  Indenture,  and thereafter,
"Depositary" shall mean or include such successor.

     "Designated  Event"  "  means  the  occurrence  at any  time  of any of the following events: (1) consummation of any transaction or event (whether by means of a  share  exchange  or  tender  offer  applicable  to  the  Common  Stock,  a liquidation, consolidation,  recapitalization,  reclassification, combination or merger  of  the  Guarantor  or a  sale,  lease  or  other  transfer  of  all  or substantially  all of the  consolidated  assets of the Guarantor) or a series of related  transactions or events pursuant to which all of the outstanding  Common
Stock is  exchanged  for,  converted  into or  constitutes  solely  the right to receive cash,  securities or other property more than ten percent (10%) of which consists of cash,  securities  or other  property that are not, or upon issuance will not be,  traded on a national  securities  exchange;  (2) any  "person"  or
"group" (as such terms are used for purposes of Sections  13(d) and 14(d) of the
Exchange Act, whether or not applicable),  other than the Guarantor, the Issuer, any  majority-owned  Subsidiary of the Guarantor or the Issuer,  or any employee benefit plan of the Guarantor, the Issuer or any such Subsidiary,  is or becomes the "beneficial owner," directly or indirectly, of more than fifty percent (50%)
of the total  voting power in the  aggregate of all classes of capital  stock of the Guarantor  then  outstanding  and entitled to vote generally in elections of directors (for purposes of this  definition,  the ownership of Units will not be deemed to constitute  beneficial  ownership of capital stock of the  Guarantor);
(3)  during  any  period of twelve  (12)  consecutive  months  after the date of original  issuance  of the Notes (for so long as the  Guarantor  is the  general partner of the Issuer immediately prior to such transaction or series of related transactions),  persons who at the  beginning  of such twelve (12) month  period constituted the Board of Directors, together with any new persons whose election was  approved by a vote of a majority of the persons then still  comprising  the
Board of  Directors  who were either  members of the Board of  Directors  at the beginning  of such  period or whose  election,  designation  or  nomination  for election  was  previously  so  approved,  cease for any reason to  constitute  a majority  of the Board of  Directors;  or (4) the  Guarantor  (or any  successor thereto  permitted  pursuant  to the terms of this  Indenture)  ceases to be the general  partner  of the  Issuer or  ceases to  control  the  Issuer;  provided, however,  that the pro rata distribution by the Guarantor to its stockholders of shares of the  Guarantor's  capital  stock or  shares of any of the  Guarantor's other Subsidiaries will not, in and of itself, constitute a Designated Event for purposes of this definition.

     For the purposes of this  definition,  "person"  includes any  syndicate or group  that  would be deemed to be a  "person"  under  Section  13(d)(3)  of the
Exchange Act.

     "Designated  Event  Repurchase  Date" has the meaning  specified in Section
3.05(a).

     "Determination Date" has the meaning specified in Section 13.10(d).

     "DTC" means The Depository Trust Company.

     "Effective Date" has the meaning specified in Section 13.11(b).

     "Event of Default" means any event specified in Section 6.01 as an Event of
Default.

     "ex-dividend date" has the meaning specified in Section 13.01(a)(iv).

     "Exchange Act" means the Securities  Exchange Act of 1934, as amended,  and the rules and  regulations  promulgated  thereunder,  as in effect  from time to time.

     "Exchange Agent" means the exchange agent appointed by the Issuer to act as set forth in Article 13, which, initially, shall be the Trustee.

     "Exchange Date" has the meaning specified in Section 13.02.

     "Exchange Notice" has the meaning specified in Section 13.02.

     "Exchange Price" means, on any date of  determination,  $1,000,  divided by the Exchange Rate as of such date.

     "Exchange Rate" has the meaning specified in Section 13.04.

     The "Exchange  Value" for each $1,000 principal amount of Notes is equal to
(a) the Applicable Exchange Rate, multiplied by (b) the Average Price.

     "Expiration Time" has the meaning specified in Section 13.05(e).

     "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

     "General  Partner" means the corporation  named as the "General Partner" in the first paragraph of this Indenture, and, subject to the provisions of Article
10, shall include its successors and assigns.

     "Global Note" has the meaning specified in Section 2.02.

     "Guarantee"  means the full and  unconditional  guarantee  provided  by the
Guarantor in respect of the Notes as made  applicable to the Notes in accordance with the provisions of Section 15.01 hereof.

     "Guarantee Obligations" has the meaning specified in Section 15.01.

     "Guarantor"  means the  corporation  named as the  "Guarantor" in the first paragraph of this Indenture, and, subject to the provisions of Article 10, shall include its successors and assigns.

     "Indenture" means this instrument as originally  executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     "Initial Notes" has the meaning specified in Section 2.01.

     "Initial  Purchasers"  means Merrill Lynch & Co.,  Merrill  Lynch,  Pierce,
Fenner & Smith Incorporated and Bear, Stearns & Co. Inc..

     "interest"  means,  when used with  reference  to the Notes,  any  interest payable under the terms of the Notes,  including  Additional  Interest,  if any, payable under the terms of the Registration Rights Agreement.

     "Issuer" means the limited  partnership  named as the "Issuer" in the first paragraph of this Indenture, and, subject to the provisions of Article 10, shall include its successors and assigns.

     "Issuer Repurchase Notice" has the meaning specified in Section 3.07(b).

     "Issuer  Repurchase  Notice  Date" has the  meaning  specified  in  Section
3.07(a).

     "Make Whole Cap" has the meaning specified in Section 13.11(f)(ii).

     "Make Whole Floor" has the meaning specified in Section 13.11(f)(iii).

     "Market  Disruption  Event" means the occurrence or existence for more than one  half-hour  period in the  aggregate  on any  scheduled  Trading Day for the
Common Stock of any  suspension or  limitation  imposed on trading (by reason of movements in price exceeding  limits permitted by the New York Stock Exchange or otherwise) in the Common Stock or in any options,  contracts or future contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day.

     "Maturity Date" means November 1, 2026.

     "Maximum Exchange Rate" has the meaning specified in Section 13.05(f).

     "Net Amount" has the meaning specified in Section 13.10(b)(ii).

     "Net Cash Amount" has the meaning specified in Section 13.10(b)(ii).

     "Net Shares" has the meaning specified in Section 13.10(b)(ii).

     "Note"  or  "Notes"  means  any  Note  or  Notes,   as  the  case  may  be,
authenticated  and delivered under this Indenture,  including the Initial Notes, any Additional Notes and any Global Note.

     "Note Register" has the meaning specified in Section 2.05(a).

     "Note Registrar" has the meaning specified in Section 2.05(a).

     "Noteholder"  or "Holder" as applied to any Note,  or other  similar  terms
(but excluding the term "beneficial holder"),  means any Person in whose name at the time a particular Note is registered on the Note Registrar's books.

     "Offering  Memorandum"  means the  Issuer's  and the  Guarantor's  offering memorandum  dated  October  18,  2006  relating  to  the  Notes  unconditionally guaranteed by the Guarantor.

     "Officer" means any person holding any of the following  positions with the
General  Partner:  the Chairman of the Board, the Chief Executive  Officer,  the
President,  any Vice President (whether or not designated by a number or numbers or word or words added  before or after the title "Vice  President"),  the Chief
Financial Officer, the Treasurer and the Secretary.

     "Officers'  Certificate"  when used with  respect  to the  Issuer,  means a certificate  signed by any two Officers or by one such Officer and any Assistant
Treasurer or Assistant Secretary of the General Partner.

     "Opinion of Counsel"  means an opinion in writing  signed by legal counsel, who may be an employee of or counsel to the Issuer, or other counsel  reasonably acceptable to the Trustee.

     "outstanding",  when  used  with  reference  to Notes  and  subject  to the provisions  of  Section  8.04,  means,  as of any  particular  time,  all  Notes authenticated and delivered by the Trustee under this Indenture, except:

          (a) Notes  theretofore  canceled  by the Trustee or  delivered  to the
     Trustee for cancellation;

          (b) Notes, or portions thereof (i) for the redemption or repurchase of which monies in the  necessary  amount  shall have been  deposited in trust with the  Trustee or with any Paying  Agent  (other  than the Issuer or the
     Guarantor),   or  (ii)  which  shall  have  been  otherwise  discharged  in accordance with Article 11;

          (c) Notes in lieu of which, or in substitution for which,  other Notes shall  have  been  authenticated  and  delivered  pursuant  to the terms of
     Section 2.06; and

          (d) Notes exchanged pursuant to Article 13, and Notes paid or redeemed or repurchased pursuant to Article 3.

     "Paying Agent" has the meaning specified in Section 2.08.

     "Person"  means a corporation,  an  association,  a partnership,  a limited liability  company,  an individual,  a joint venture,  a joint stock company,  a trust,  an  unincorporated  organization  or a  government  or  an  agency  or a political subdivision thereof.

     "PORTAL Market" means The PORTAL Market operated by the Nasdaq Stock Market or any successor thereto.

     "Predecessor  Note"  of any  particular  Note  means  every  previous  Note evidencing  all or a  portion  of the  same  debt  as  that  evidenced  by  such
particular   Note,  and,  for  the  purposes  of  this   definition,   any  Note
authenticated  and  delivered  under  Section 2.06 lieu of a lost,  destroyed or stolen Note shall be deemed to evidence the same debt as the lost,  destroyed or stolen Note that it replaces.

     "premium" means any premium payable under the terms of the Notes.

     "Principal Return" has the meaning specified in Section 13.10(b)(i).

     "Purchase Agreement" means the Purchase Agreement,  dated as of October 18,
2006, among the Issuer, the Guarantor and the Initial Purchaser.

     "Record Date" has the meaning specified in Section 2.03.

     "Redemption  Date" means, with respect to any Note or portion thereof to be redeemed in  accordance  with the  provisions  of Section 3.01 hereof,  the date fixed for such  redemption  in  accordance  with the  provisions of Section 3.01 hereof.

     "Redemption Price" has the meaning provided in Section 3.01 hereof.

     "Reference Property" has the meaning specified in Section 13.01(a)(iv).

     "Registration  Rights  Agreement" means the Registration  Rights Agreement, dated as of October 24, 2006,  among the Issuer,  the  Guarantor and the Initial
Purchasers, as amended from time to time in accordance with its terms.

     "Repurchase Date" has the meaning specified in Section 3.06(a).

     "Repurchase Notice" has the meaning specified in Section 3.06(c).

     "Responsible  Officer"  shall mean,  when used with respect to the Trustee, any officer  within the  corporate  trust  department of the Trustee with direct responsibility  for the  administration  of this Indenture and also means,  with respect to a particular  corporate trust matter,  any other officer to whom such matter is referred because of such person's knowledge of or familiarity with the particular subject.

     "Restricted Securities" has the meaning specified in Section 2.05(c).

     "Rule 144A" means Rule 144A as  promulgated  under the Securities Act as it may be amended from time to time hereafter.

     "Securities  Act" means the  Securities  Act of 1933,  as amended,  and the rules and regulations promulgated thereunder, as in effect from time to time.

     "Significant Subsidiary" has the meaning specified in Section 6.01(e).

     "Stated Maturity," with respect to any Note or any installment of principal thereof or interest  thereon,  means the date established by or pursuant to this
Indenture or such Note as the fixed date on which the  principal of such Note or such installment of principal or interest is due and payable.

     "Stock Price" has the meaning specified in Section 13.11(b).

     "Subsidiary"  means,  with  respect  to any  Person:  (i) any  corporation, association or other business  entity of which more than 50% of the total voting power of shares of capital  stock or other  equity  interest  entitled  (without regard  to the  occurrence  of any  contingency)  to  vote  in the  election  of directors,  managers  or  trustees  thereof is at the time owned or  controlled, directly or indirectly,  by such Person or one or more of the other subsidiaries of that Person (or a combination thereof), and (ii) any partnership (a) the sole general  partner  or  managing  general  partner  of which is such  Person  or a subsidiary  of such  Person or (b) the only  general  partners of which are such
Person  or of one or more  subsidiaries  of  such  Person  (or  any  combination thereof).

     "Trading Day" means a day on which (i) there is no Market  Disruption Event and (ii) trading in securities  generally  occurs on the New York Stock Exchange or, if the Common  Stock is not then listed on the New York Stock  Exchange,  on the principal  other United States national or regional  securities  exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a United States national or regional  securities  exchange,  on the principal other market on which the Common Stock is then traded.

     "Trading Price" has the meaning specified in Section 13.01(a)(ii).

     "transfer" has the meaning specified in Section 2.05(c).

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in  force  at the  date of this  Indenture;  provided  that if the  Trust
Indenture  Act of 1939 is  amended  after  the  date  hereof,  the  term  "Trust
Indenture Act" shall mean, to the extent required by such  amendment,  the Trust
Indenture Act of 1939 as so amended.

     "Trustee"  means  Wells  Fargo  Bank,  N.A.,  and  its  successors  and any corporation  resulting from or surviving any consolidation or merger to which it or its successors  may be a party and any successor  trustee at the time serving as successor trustee hereunder.

     "Units" means the limited partnership units of the Issuer.

ARTICLE II........

       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

Section 2.01......Designation  Amount and Issue of Notes.

     The Notes shall be  designated  as "4.125%  Exchangeable  Senior  Notes due
2026." Upon the execution of this Indenture,  and from time to time  thereafter,
Notes  may  be  executed  by  the  Issuer  and  delivered  to  the  Trustee  for authentication,  and the Trustee shall thereupon  authenticate and deliver Notes upon a written  order of the Issuer,  such order signed by two Officers or by an
Officer  and  either  an  Assistant  Treasurer  of the  General  Partner  or any
Assistant  Secretary of the General  Partner,  without any further action by the
Issuer hereunder.

     The  aggregate  principal  amount of Notes which may be  authenticated  and delivered under this Indenture is unlimited; provided that upon initial issuance
(including  any issuance  upon  exercise of the Initial  Purchasers'  option set forth in Section 2(b) of the Purchase Agreement), the aggregate principal amount of Notes  outstanding  shall not  exceed  $200,000,000,  except as  provided  in
Section 2.06. The Issuer may, without the consent of the Holders of Notes, issue additional Notes (the  "Additional  Notes") from time to time in the future with the same  terms  (except  for any  difference  in the issue  price and  interest accrued  prior to the issue  date of the  additional  notes)  and the same CUSIP number as the Notes originally issued under this Indenture (the "Initial Notes")
in an unlimited  principal  amount,  provided that such Additional Notes must be part of the same issue as and fungible  with the Initial Notes for United States federal  income tax purposes.  The Initial Notes and any such  Additional  Notes will  constitute a single series of debt  securities,  and in  circumstances  in which  this  Indenture  provides  for the  Holders  of Notes to vote or take any action,  the  Holders of Initial  Notes and the  Holders of any such  Additional
Notes will vote or take that action as a single class.

Section 2.02......Form of Notes.

     The Notes, the Guarantee and the Trustee's certificate of authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A hereto.  The terms and  provisions  contained  in the form of Note  attached  as
Exhibit A hereto shall constitute, and are hereby expressly made, a part of this
Indenture and, to the extent  applicable,  the Issuer and the Trustee,  by their execution  and  delivery of this  Indenture,  expressly  agree to such terms and provisions and to be bound thereby.

     Any of the  Notes  may  have  such  letters,  numbers  or  other  marks  of identification  and such  notations,  legends,  endorsements  or  changes as the officers  executing  the same may approve  (execution  thereof to be  conclusive evidence of such  approval) and as are not  inconsistent  with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by the
National  Association of Securities  Dealers,  Inc. in order for the Notes to be tradable on The PORTAL Market or as may be required for the Notes to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be  required  to  comply  with  any  applicable  law or with  any rule or regulation  made  pursuant  thereto  or  with  any  rule  or  regulation  of any securities  exchange  or  automated  quotation  system on which the Notes may be listed,  or to conform to usage,  or to  indicate  any  special  limitations  or restrictions to which any particular Notes are subject.

     So long as the  Notes  are  eligible  for  book-entry  settlement  with the
Depositary,  or unless otherwise  required by law, or otherwise  contemplated by
Section  2.05(b),  all of the Notes will be  represented by one or more Notes in global  form  registered  in the name of the  Depositary  or the  nominee of the
Depositary (a "Global Note"). The transfer and exchange of beneficial  interests in any such Global Note shall be effected  through the  Depositary in accordance with this Indenture and the applicable  procedures of the Depositary.  Except as provided  in Section  2.05(b),  beneficial  owners of a Global Note shall not be entitled to have certificates  registered in their names, will not receive or be entitled to receive  physical  delivery of  certificates  in definitive form and will not be considered Holders of such Global Note.

     Any Global Note shall represent such of the  outstanding  Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding  Notes from time to time endorsed  thereon and that the aggregate amount  of  outstanding  Notes  represented  thereby  may  from  time to time be
increased  or  reduced  to  reflect  redemptions,   repurchases,  exchanges,  or
transfers  permitted  hereby.  Any  endorsement  of a Global Note to reflect the amount  of  any  increase  or  decrease  in  the  amount  of  outstanding  Notes represented  thereby  shall  be made by the  Trustee  or the  Custodian,  at the direction  of the  Trustee,  in such manner and upon  instructions  given by the
Holder of such Notes in accordance with this Indenture. Payment of principal of, interest on and premium,  if any, on any Global Note shall be made to the Holder of such Note.

Section 2.03......Date and  Denomination  of Notes;  Payments of Interest.

     The  Notes  shall  be  issuable  in  registered  form  without  coupons  in denominations of $1,000 principal amount and integral  multiples  thereof.  Each
Note shall be dated the date of its  authentication and shall bear interest from the date specified on the face of the form of Note attached as Exhibit A hereto.
Interest  on the  Notes  shall  be  computed  on the  basis  of a  360-day  year consisting of twelve 30-day months.

     The Person in whose name any Note (or its  Predecessor  Note) is registered on the Note  Register at 5:00 p.m.,  New York City time, on any Record Date with respect to any  interest  payment date shall be entitled to receive the interest payable on such interest payment date.  Notwithstanding the foregoing,  any Note or portion  thereof  surrendered  for exchange during the period from 5:00 p.m.,
New York City time,  on the Record Date for any  interest  payment  date to 5:00
p.m.,  New York City  time,  on the  applicable  interest  payment  date must be accompanied by payment, in immediately available funds or other funds acceptable to the Issuer,  of an amount  equal to the  interest  otherwise  payable on such interest  payment  date  on the  principal  amount  being  exchanged;  provided, however,  that no such payment need be made (1) if a Holder  exchanges its Notes in connection  with a redemption and the Issuer has specified a Redemption  Date that is after a Record  Date and on or  prior to the  Business  Day  immediately succeeding  such interest  payment date, (2) if a Holder  exchanges its Notes in connection  with a  Designated  Event and the Issuer has  specified a Designated
Event  Repurchase  Date  that is  after a  Record  Date  and on or prior to such interest  payment  date or (3) to the  extent of any  overdue  interest,  if any overdue  interest  exists at the time of  exchange  with  respect  to such Note.
Interest  shall be payable at the office of the Issuer  maintained by the Issuer for such purposes in the City of Providence,  which shall initially be an office or agency of the  Trustee.  The Issuer  shall pay  interest  (i) on any Notes in certificated  form by check mailed to the address of the Person entitled thereto as it  appears in the Note  Register;  provided,  however,  that a Holder of any
Notes in certificated  form in the aggregate  principal amount of more than $2.0 million may specify by written notice to the Issuer that it pay interest by wire transfer  of  immediately  available  funds  to  the  account  specified  by the
Noteholder  in such  notice,  or (ii) on any  Global  Note by wire  transfer  of immediately  available funds to the account of the Depositary or its nominee. If a  payment  date is not a  Business  Day,  payment  shall  be  made on the  next succeeding  Business Day, and no additional  interest shall accrue thereon.  The term  "Record  Date" with  respect to any  interest  payment date shall mean the
April 15 or October 15  preceding  the  applicable  May 1 or November 1 interest payment date, respectively.

     Any interest on any Note which is payable,  but is not  punctually  paid or duly  provided  for,  on any  May 1 or  November  1  (herein  called  "Defaulted
Interest")  shall forthwith cease to be payable to the Noteholder  registered as such on the relevant  Record Date, and such Defaulted  Interest shall be paid by the  Issuer,  at its  election  in each case,  as  provided in clause (a) or (b)
below:

          (a) The Issuer may elect to make payment of any Defaulted  Interest to the  Persons  in whose  names the Notes  (or their  respective  Predecessor
     Notes) are registered at 5:00 p.m., New York City time, on a special record date for the payment of such  Defaulted  Interest,  which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted  Interest proposed to be paid on each Note and the date of the proposed  payment  (which shall be not fewer than  twenty-five  (25)
     calendar  days after the receipt by the Trustee of such notice,  unless the
     Trustee shall consent to an earlier date),  and at the same time the Issuer shall  deposit  with the Trustee an amount of money equal to the  aggregate amount to be paid in  respect  of such  Defaulted  Interest  or shall  make arrangements  satisfactory  to the Trustee for such  deposit on or prior to the date of the proposed  payment,  such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause  provided.  Thereupon the Trustee shall fix a special record date for the  payment of such  Defaulted  Interest  which shall be not more than fifteen (15)  calendar  days and not fewer than ten (10) calendar days prior to the date of the  proposed  payment,  and not  fewer  than ten (10)
     calendar  days  after  the  receipt  by the  Trustee  of the  notice of the proposed  payment  (unless,  the Trustee shall consent to an earlier date).
     The Trustee shall  promptly  notify the Issuer of such special  record date and, in the name and at the expense of the  Issuer,  shall cause  notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed,  first-class  postage prepaid, to each Holder at its address  as it  appears  in the  Note  Register,  not  fewer  than ten (10)
     calendar days prior to such special record date (unless,  the Trustee shall consent  to an  earlier  date).  Notice  of the  proposed  payment  of such
     Defaulted  Interest  and the special  record date  therefor  having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their  respective  Predecessor  Notes) are registered at 5:00
     p.m.,  New York City time, on such special  record date and shall no longer be payable pursuant to the following clause (b) of this Section 2.03.

          (b) The Issuer may make payment of any Defaulted Interest in any other lawful manner not  inconsistent  with the  requirements  of any  securities exchange or automated  quotation system on which the Notes may be listed or designated  for  issuance,  and upon such notice as may be required by such exchange or  automated  quotation  system,  if,  after  notice given by the
     Issuer to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.04......Execution of Notes and  Guarantee.

     The Notes  shall be  signed in the name and on behalf of the  Issuer by the manual or facsimile  signature of an Officer.  The Guarantee  shall be signed in the name and on behalf of the Guarantor by the manual or facsimile  signature of
an  Officer.   Only  such  Notes  as  shall  bear  thereon  a   certificate   of
authentication  substantially in the form set forth on the form of Note attached as Exhibit A hereto,  executed  manually or by  facsimile  by the Trustee (or an authenticating  agent  appointed  by the Trustee as provided by Section  16.11), shall be entitled to the benefits of this  Indenture  or be valid or  obligatory for any  purpose.  Such  certificate  by the Trustee (or such an  authenticating agent) upon any Note  executed by the Issuer shall be  conclusive  evidence that the Note so authenticated has been duly  authenticated  and delivered  hereunder and that the Holder is entitled to the benefits of this Indenture.

     In case any  Officer  who shall have  signed any of the Notes or  Guarantee shall  cease to be such  Officer  before  the  Notes so signed  shall  have been authenticated and delivered by the Trustee,  or disposed of by the Issuer,  such
Notes or Guarantee  nevertheless may be authenticated  and delivered or disposed of as though the person who signed such Notes or Guarantee  had not ceased to be such Officer, and any Note or Guarantee may be signed on behalf of the Issuer or the Guarantor, as the case may be, by such persons as, at the actual date of the execution of such Note or Guarantee,  shall be the proper Officers,  although at the date of the  execution  of this  Indenture  any such  person was not such an
Officer.

Section 2.05    Exchange and Registration of Transfer of Notes; Restrictions
------------    ------------------------------------------------------------
on Transfer.
------------

          (a) The Issuer shall cause to be kept at the Corporate  Trust Office a register (the register maintained in such office and in any other office or agency of the  Issuer  designated  pursuant  to Section  4.02 being  herein sometimes  collectively  referred  to as the  "Note  Register")  in  which, subject to such  reasonable  regulations  as it may  prescribe,  the Issuer shall provide for the  registration of Notes and of transfers of Notes. The
     Note  Register  shall be in  written  form or in any form  capable of being exchanged into written form within a reasonably  prompt period of time. The
     Trustee is hereby appointed "Note Registrar" for the purpose of registering
     Notes and transfers of Notes as herein provided. The Issuer may appoint one or more co-registrars in accordance with Section 4.02.

          Upon  surrender for  registration  of transfer of any Note to the Note
     Registrar or any  co-registrar,  and  satisfaction of the  requirements for such transfer set forth in this Section 2.05, the Issuer shall execute, and the Trustee shall  authenticate and deliver,  in the name of the designated transferee  or  transferees,  one or  more  new  Notes  of  any  authorized denominations  and of a like  aggregate  principal  amount and bearing such restrictive legends as may be required by this Indenture.

          Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Issuer pursuant to
     Section  4.02.  Whenever any Notes are so  surrendered  for  exchange,  the
     Issuer shall execute,  and the Trustee shall authenticate and deliver,  the
     Notes  which the  Noteholder  making the  exchange  is  entitled to receive bearing registration numbers not contemporaneously outstanding.

          All Notes  issued  upon any  registration  of  transfer or exchange of
     Notes shall be the valid  obligations  of the Issuer,  evidencing  the same debt, and entitled to the same benefits under this Indenture,  as the Notes surrendered upon such registration of transfer or exchange.

          All Notes presented or surrendered for registration of transfer or for exchange,  redemption, or repurchase shall (if so required by the Issuer or the Note  Registrar)  be duly  endorsed,  or be  accompanied  by a  written instrument or instruments of transfer in form  satisfactory  to the Issuer, and the Notes  shall be duly  executed  by the  Noteholder  thereof  or its attorney duly authorized in writing.

          No service charge shall be made to any Holder for any registration of, transfer or exchange  of Notes,  but the Issuer may require  payment by the
     Holder  of  a  sum  sufficient  to  cover  any  tax,  assessment  or  other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

          In the  event of any  redemption  in part,  the  Issuer  shall  not be required  to: (i) issue or  register  the  transfer or exchange of any Note during a period  beginning  at the  opening of  business 15 days before any selection  of Notes for  redemption  and ending at the close of business on the earliest  date on which the relevant  notice of redemption is deemed to have been given to all Holders of Notes to be so redeemed, or (ii) register the transfer or exchange of any Note so selected for  redemption,  in whole or in part,  except the  unredeemed  portion of any Note being  redeemed in part.

          (b) The following provisions shall apply only to Global Notes:

               (i) Each Global Note authenticated  under this Indenture shall be registered  in the name of the  Depositary  or a nominee  thereof  and delivered  to  such  Depositary  or a  nominee  thereof  or  Custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

               (ii)  Notwithstanding  any other provision in this Indenture,  no
          Global Note may be exchanged in whole or in part for Notes registered, and  no  transfer  of a  Global  Note  in  whole  or in  part  may  be registered,  in the name of any Person other than the  Depositary or a nominee thereof unless: (1) the Depositary (x) has notified the Issuer that it is  unwilling  or unable to  continue as  Depositary  for such
          Global  Note,  or (y) has  ceased to be a clearing  agency  registered under  the  Exchange  Act,  and a  successor  depositary  has not been appointed by the Issuer within ninety (90) calendar days; (2) an Event of Default has occurred and is continuing,  or (3) the Issuer,  in its sole  discretion,  notifies  the Trustee in writing  that it no longer wishes to have all the Notes  represented by Global Notes.  Any Global
          Note  exchanged  pursuant  to  clause  (1) or (2)  above  shall  be so exchanged  in whole  and not in part  and any  Global  Note  exchanged pursuant to clause (3) above may be exchanged in whole or from time to time in part as directed  by the  Issuer.  Any Note issued in exchange for a Global  Note or any  portion  thereof  shall  be a Global  Note;
          provided  that any such Note so issued that is  registered in the name of a Person other than the  Depositary or a nominee  thereof shall not be a Global Note.

               (iii) Notes  issued in exchange  for a Global Note or any portion thereof  pursuant to clause (ii) above shall be issued in  definitive, fully  registered  form,  without  interest  coupons,  shall  have  an aggregate  principal  amount  equal  to that of  such  Global  Note or portion thereof to be so exchanged,  shall be registered in such names and  be in  such  authorized  denominations  as the  Depositary  shall designate and shall bear any legends  required  hereunder.  Any Global
          Note to be exchanged in whole shall be  surrendered  by the Depositary to the Trustee,  as Note Registrar.  With regard to any Global Note to be exchanged in part,  either such Global Note shall be so surrendered for  exchange  or,  if the  Trustee  is acting  as  Custodian  for the
          Depositary  or its  nominee  with  respect to such  Global  Note,  the principal  amount thereof shall be reduced,  by an amount equal to the portion  thereof  to be  so  exchanged,  by  means  of an  appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment,  the Trustee shall  authenticate and make available for delivery  the Note  issuable  on such  exchange to or upon the written order of the Depositary or an authorized representative thereof.

               (iv)  In the  event  of  the  occurrence  of  any  of the  events specified  in  clause  (ii)  above,  the  Issuer  will  promptly  make available to the Trustee a reasonable supply of certificated  Notes in definitive, fully registered form, without interest coupons.

               (v) Neither any members of, or  participants  in, the  Depositary
          ("Agent  Members") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any
          Global Note  registered  in the name of the  Depositary or any nominee thereof,  and the Depositary or such nominee,  as the case may be, may be treated by the  Issuer,  the Trustee and any agent of the Issuer or the Trustee as the  absolute  owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall  prevent the  Issuer,  the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification,  proxy or other  authorization  furnished by the Depositary or such nominee,  as the case may be, or  impair,  as  between  the  Depositary,  its Agent
          Members and any other  Person on whose behalf an Agent Member may act, the  operation of customary  practices of such Persons  governing  the exercise of the rights of a Holder of any Note.

               (vi) At such  time as all  interests  in a Global  Note have been
          redeemed,   repurchased,   exchanged,   or   canceled   for  Notes  in
          certificated  form, such Global Note shall,  upon receipt thereof,  be canceled by the Trustee in  accordance  with standing  procedures  and instructions existing between the Depositary and the Custodian. At any time prior to such  cancellation,  if any interest in a Global Note is
          redeemed,   repurchased,   exchanged,   or   canceled   for  Notes  in
          certificated  form, the principal amount of such Global Note shall, in accordance  with the standing  procedures  and  instructions  existing between the Depositary and the Custodian,  be  appropriately  reduced, and an  endorsement  shall be made on such Global Note, by the Trustee or the  Custodian,  at the  direction of the Trustee,  to reflect such reduction.

          (c) Every Note (and all securities  issued in exchange  therefor or in substitution  thereof) that bears or is required under this Section 2.05(c)
     to bear the legend set forth in this Section 2.05(c) (the "Restricted Notes
     Legend"), and any Common Stock that bears or is required under this Section
     2.05(c) to bear the Common Stock  legend set forth in this Section  2.05(c)
     (the "Common Stock Legend")  (collectively,  the  "Restricted  Securities")
     shall be subject to the  restrictions on transfer set forth in this Section
     2.05(c)  (including  those  set forth in the  legends  below)  unless  such restrictions  on transfer shall be waived by written consent of the Issuer, and the  Holder of each such  Restricted  Security,  by such Note  Holder's acceptance  thereof,  agrees  to be  bound  by  all  such  restrictions  on transfer.  As used in this Section  2.05(c),  the term "transfer" means any sale,  pledge,  loan,  transfer  or  other  disposition  whatsoever  of any
     Restricted Security or any interest therein.

          Until the  Maturity  Date for the Notes any  certificate  evidencing a
     Restricted  Security  shall bear a legend in  substantially  the  following form,  or unless  otherwise  agreed by the Issuer in writing,  with written notice thereof to the Trustee:

          THIS  SECURITY  HAS  NOT  BEEN  REGISTERED  UNDER  THE  UNITED  STATES
     SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY,
     MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE  FOLLOWING  SENTENCE.
     BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR
     OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER,
     HOME PROPERTIES, INC. OR A SUBSIDIARY OF THE ISSUER; OR (B) TO A PERSON THE
     SELLER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL BUYER (AS DEFINED
     IN RULE 144A ADOPTED UNDER THE  SECURITIES  ACT) THAT IS PURCHASING FOR ITS
     OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND
     TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE
     144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE).

          Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the  Securities  Act (or any successor  provision), any certificate  evidencing any stock  certificate  representing  shares of
     Common  Stock issued upon  exchange of any Note,  shall bear a Common Stock
     Legend  unless such Common Stock has been sold  pursuant to a  registration statement  that has been declared  effective  under the Securities Act (and which  continues to be effective at the time of such  transfer) or pursuant to Rule 144 under  the  Securities  Act or any  similar  provision  then in force, or unless  otherwise  agreed by the Issuer in writing,  with written notice thereof to the Trustee:

          THIS  SECURITY  HAS  NOT  BEEN  REGISTERED  UNDER  THE  UNITED  STATES
     SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY,
     MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE  FOLLOWING  SENTENCE.
     BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR
     OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY,  EXCEPT (A) TO THE ISSUER
     OR A SUBSIDIARY OF THE ISSUER; (B) UNDER A REGISTRATION  STATEMENT THAT HAS
     BEEN  DECLARED  EFFECTIVE  UNDER THE  SECURITIES  ACT;  (C) TO A PERSON THE
     SELLER REASONABLY  BELIEVES IS A QUALIFIED  INSTITUTIONAL BUYER (AS DEFINED
     IN RULE 144A ADOPTED UNDER THE  SECURITIES  ACT) THAT IS PURCHASING FOR ITS
     OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND
     TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE
     144A,  ALL IN COMPLIANCE  WITH RULE 144A (IF  AVAILABLE);  OR (D) UNDER ANY
     OTHER  AVAILABLE  EXEMPTION  FROM  THE  REGISTRATION  REQUIREMENTS  OF  THE
     SECURITIES  ACT;  AND (2)  THAT IT  WILL,  PRIOR  TO ANY  TRANSFER  OF THIS
     SECURITY, FURNISH TO THE TRANSFER AGENT AND THE ISSUER SUCH CERTIFICATIONS,
     LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH
     TRANSFER IS BEING MADE  PURSUANT TO AN EXEMPTION  FROM, OR IN A TRANSACTION
     NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          Any such  shares  of Common  Stock as to which  such  restrictions  on transfer  shall have expired in accordance  with their terms or as to which the  conditions  for removal of the Common Stock  Legend set forth  therein have been satisfied may, upon  surrender of the  certificates  representing such shares of Common Stock for exchange in accordance  with the procedures of the  transfer  agent  for  the  Common  Stock,  be  exchanged  for a new certificate  or  certificates  for a like number of shares of Common Stock, which  shall not bear the Common  Stock  Legend  required  by this  Section
     2.05(c).

          (d) By its acceptance of any Note bearing the Restricted Notes Legend, each Holder of such Note  acknowledges the restrictions on transfer of such
     Note set forth in this  Indenture  and in the  Restricted  Notes Legend and agrees that it will transfer  such Note only as provided in this  Indenture and as permitted by applicable law.

          (e) Any Restricted  Securities purchased or owned by the Issuer or any
     Affiliate  thereof may not be resold by the Issuer or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration  requirements of the Securities Act in a transaction which results in such Notes or Common Stock,  as the case may be, no longer being
     "restricted securities" (as defined under Rule 144).

          (f) The Trustee  shall have no  responsibility  or  obligation  to any
     Agent Members or any other Person with respect to the accuracy of the books or records,  or the acts or omissions,  of the Depositary or its nominee or of any  participant  or  member  thereof,  with  respect  to any  ownership interest in the Notes or with  respect to the  delivery to any Agent Member or other Person (other than the  Depositary)  of any notice  (including any notice of redemption)  or the payment of any amount,  under or with respect to  such  Notes.  All  notices  and  communications  to  be  given  to  the
     Noteholders  and all  payments  to be made to  Noteholders  under the Notes shall  be  given  or made  only  to or upon  the  order  of the  registered
     Noteholders  (which shall be the Depositary or its nominee in the case of a
     Global Note).  The rights of beneficial  owners in any Global Note shall be exercised only through the Depositary  subject to the customary  procedures of the  Depository.  The Trustee may rely and shall be fully  protected  in relying upon  information  furnished by the Depositary  with respect to its
     Agent Members.

          The Trustee shall have no obligation or duty to monitor,  determine or inquire as to compliance with any  restrictions  on transfer  imposed under this Indenture or under  applicable law with respect to any transfer of any interest  in any Note  (including  any  transfers  between  or among  Agent
     Members in any Global  Indenture)  other than to require  delivery  of such certificates and other  documentation or evidence as are expressly required by,  and to do so if and when  expressly  required  by,  the  terms of this
     Indenture,  and to examine the same to determine substantial  compliance as to form with the express requirements hereof.

Section 2.06    Mutilated, Destroyed, Lost or Stolen Notes.
------------    -------------------------------------------

     In case any Note shall become  mutilated or be  destroyed,  lost or stolen, the Issuer in its  discretion  may  execute,  and upon its  written  request the
Trustee or an authenticating  agent appointed by the Trustee shall  authenticate
and  make   available   for  delivery,   a  new  Note,   bearing  a  number  not
contemporaneously  outstanding,  in exchange and  substitution for the mutilated
Note,  or in lieu of and in  substitution  for the  Note so  destroyed,  lost or stolen. In every case, the applicant for a substituted Note shall furnish to the
Issuer,  to the Trustee and, if applicable,  to such  authenticating  agent such security or indemnity  as may be required by them to save each of them  harmless for any  loss,  liability,  cost or  expense  caused by or  connected  with such substitution,  and, in every case of destruction,  loss or theft,  the applicant shall also  furnish to the Issuer,  to the Trustee and, if  applicable,  to such authenticating agent evidence to their satisfaction of the destruction,  loss or theft of such Note and of the ownership thereof.

     Following receipt by the Trustee or such authenticating  agent, as the case may be, of satisfactory  security or indemnity and evidence, as described in the preceding  paragraph,  the Trustee or such authenticating agent may authenticate any such  substituted  Note and make available for delivery such Note.  Upon the issuance  of any  substituted  Note,  the Issuer may  require the payment by the
Holder of a sum  sufficient to cover any tax,  assessment or other  governmental charge that may be imposed in relation thereto and any other expenses  connected therewith.  In case any Note which has matured or is about to mature or has been called  for  redemption  or has  been  properly  tendered  for  repurchase  on a
Designated  Event  Repurchase  Date (and not withdrawn) or has been tendered for repurchase on a Repurchase Date (and not  withdrawn),  as the case may be, or is to be  exchanged  pursuant  to this  Indenture,  shall  become  mutilated  or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Note, pay or  authorize  the payment of or exchange or  authorize  the exchange of the same (without  surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or exchange  shall furnish to the
Issuer,  to the Trustee and, if applicable,  to such  authenticating  agent such security or indemnity  as may be required by them to save each of them  harmless for any loss,  liability,  cost or expense caused by or in connection  with such substitution,  and, in every case of destruction,  loss or theft,  the applicant shall also  furnish to the Issuer,  the Trustee and, if  applicable,  any Paying
Agent or Exchange Agent evidence to their satisfaction of the destruction,  loss or theft of such Note and of the ownership thereof.

     Every  substitute  Note issued  pursuant to the  provisions of this Section
2.06 by  virtue  of the fact that any Note is  destroyed,  lost or stolen  shall constitute an additional  contractual  obligation of the Issuer,  whether or not the  destroyed,  lost or stolen  Note  shall be found at any time,  and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this  Indenture  equally  and  proportionately  with any and all other
Notes duly issued hereunder.  To the extent permitted by law, all Notes shall be held and owned upon the express  condition  that the  foregoing  provisions  are exclusive  with respect to the  replacement or payment or exchange or redemption or repurchase of mutilated,  destroyed,  lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter  enacted to the contrary with respect to the replacement or payment or exchange or  redemption or  repurchase  of  negotiable  instruments  or other securities without their surrender.

Section 2.07    Temporary Notes.
------------    ----------------

     Pending  the  preparation  of Notes in  certificated  form,  the Issuer may execute  and the Trustee or an  authenticating  agent  appointed  by the Trustee shall,  upon  the  written  request  of the  Issuer,  authenticate  and  deliver temporary Notes (printed or lithographed).  Temporary Notes shall be issuable in any  authorized  denomination,  and  substantially  in the form of the  Notes in certificated form, but with such omissions,  insertions and variations as may be appropriate for temporary Notes,  all as may be determined by the Issuer.  Every such  temporary  Note shall be executed by the Issuer and  authenticated  by the
Trustee  or  such   authenticating   agent  upon  the  same  conditions  and  in
substantially  the  same  manner,  and with the  same  effect,  as the  Notes in certificated  form.  Without  unreasonable  delay,  the Issuer will  execute and deliver to the Trustee or such  authenticating  agent Notes in certificated form and  thereupon  any or  all  temporary  Notes  may be  surrendered  in  exchange therefor,  at each office or agency maintained by the Issuer pursuant to Section
4.02 and the Trustee or such  authenticating  agent shall  authenticate and make available for delivery in exchange for such temporary  Notes an equal  aggregate principal  amount of Notes in certificated  form. Such exchange shall be made by the  Issuer  at its own  expense  and  without  any  charge  therefor.  Until so exchanged,  the  temporary  Notes shall in all  respects be entitled to the same benefits and subject to the same  limitations  under this  Indenture as Notes in certificated form authenticated and delivered hereunder.

Section 2.08      Cancellation of Notes.
------------      ----------------------

     All Notes surrendered for the purpose of payment,  redemption,  repurchase, exchange or  registration of transfer shall, if surrendered to the Issuer or any paying agent to whom Notes may be presented for payment (the "Paying  Agent") or
Exchange Agent, which shall initially be the Trustee, or any Note Registrar,  be surrendered to the Trustee and promptly canceled by it or, if surrendered to the
Trustee,  shall be promptly  canceled by it and no Notes shall be issued in lieu thereof  except  as  expressly  permitted  by  any  of the  provisions  of  this
Indenture.  The Trustee shall dispose of such canceled Notes in accordance  with its customary  procedures.  If the Issuer shall  acquire any of the Notes,  such acquisition shall not operate as a redemption, repurchase or satisfaction of the indebtedness  represented  by such Notes unless and until the same are delivered to the Trustee for cancellation.

Section 2.09      CUSIP Numbers.
------------      --------------

     The Issuer in issuing the Notes may use "CUSIP"  numbers (if then generally in use),  and,  if so,  the  Trustee  shall use  "CUSIP"  numbers  in notices of redemption as a convenience  to  Noteholders;  provided that any such notice may state  that no  representation  is made as to the  correctness  of such  numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification  numbers printed on the Notes,  and any such  redemption  shall not be  affected by any defect in or omission of such  numbers.  The Issuer will  promptly  notify the Trustee of any change in the "CUSIP" numbers.

ARTICLE III

                       REDEMPTION AND REPURCHASE OF NOTES
                       ----------------------------------

Section 3.01    Optional Redemption of Notes.
------------    -----------------------------

          (a) The Issuer  shall have the right to redeem the Notes for cash,  in whole or in part:  (i) prior to November 6, 2011, if the Issuer  determines it is necessary  to redeem the Notes in order to preserve  the  Guarantor's status as a real estate investment trust, and (ii) at any time or from time to time,  on or after  November  6, 2011,  in each case upon the notice set forth in Section 3.02 at a redemption price  ("Redemption  Price") equal to
     100% of the  principal  amount  of the  Notes to be  redeemed  plus  unpaid interest,  if any, accrued thereon to, but excluding,  the Redemption Date;
     provided, however that if the Redemption Date falls after a Record Date and on or prior to the corresponding interest payment date, the Issuer will pay the full amount of accrued and unpaid  interest,  if any, on such  interest payment  date to the  Holder  of record  at the  close of  business  on the corresponding Record Date (instead of the Holder surrendering its Notes for redemption)  and  the  Redemption  Price  shall  be  equal  to  100% of the principal  amount  of the  Notes to be  redeemed.  In  connection  with any redemption  by the Issuer  pursuant to clause (i) in this Section  3.01(a), the  Issuer  shall  provide  the  Trustee  with  an  Officers'  Certificate evidencing  that the  Board  of  Directors  has,  in good  faith,  made the determination that it is necessary to redeem the Notes in order to preserve the Guarantor's status as a real estate investment trust.

          (b) The Issuer shall not redeem the Notes pursuant to Section  3.01(a)
     on any date if the principal amount of the Notes has been accelerated,  and such an  acceleration  has not been  rescinded or cured on or prior to such date (except in the case of an acceleration resulting from a default by the
     Issuer in the payment of the Redemption  Price with respect to the Notes to be redeemed).

Section 3.02    Notice of Optional Redemption; Selection of Notes.
------------    --------------------------------------------------

     In case the Issuer  shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes  pursuant to Section 3.01, it shall fix a date for redemption and or, at its written  request  received by the Trustee not fewer than five (5) Business  Days prior (or such shorter  period of time as may be  acceptable  to the  Trustee) to the date the notice of  redemption  is to be mailed, the Trustee in the name of and at the expense of the Issuer,  shall mail or cause to be mailed a notice of such  redemption  not fewer than  thirty  (30)
calendar  days nor more than sixty (60)  calendar  days prior to the  Redemption
Date to each  Holder of Notes so to be  redeemed in whole or in part at its last address as the same appears on the Note  Register;  provided  that if the Issuer makes such request of the Trustee,  it shall,  together with such request,  also give written notice of the Redemption Date to the Trustee, provided further that the text of the notice shall be prepared by the Issuer. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided,  shall be conclusively  presumed  to have  been  duly  given,  whether  or not the  Holder receives  such notice.  In any case,  failure to give such notice by mail or any defect in the notice to the Holder of any Note  designated  for  redemption as a whole or in part  shall not  affect  the  validity  of the  proceedings  for the redemption of any other Note.  Concurrently  with the mailing of any such notice
of  redemption,   the  Issuer  shall  issue  a  press  release  announcing  such redemption,  the form and content of which press  release shall be determined by the Issuer in its sole  discretion.  The failure to issue any such press release or any defect therein shall not affect the validity of the redemption  notice or any of the proceedings for the redemption of any Note called for redemption.

     Each such notice of redemption shall specify:  (i) the aggregate  principal amount of Notes to be  redeemed,  (ii) the CUSIP  number or numbers of the Notes being redeemed,  (iii) the Redemption Date (which shall be a Business Day), (iv)
the Redemption Price at which Notes are to be redeemed,  (v) the place or places of payment and that payment will be made upon presentation and surrender of such
Notes,  (iv) that interest accrued and unpaid to, but excluding,  the Redemption
Date will be paid as specified  in said notice,  and that on and after said date interest  thereon or on the portion thereof to be redeemed will cease to accrue,
(vii) that the Holder has a right to exchange the Notes  called for  redemption,
(viii) the Exchange Rate on the date of such notice,  and (ix) the time and date on which the right to exchange such Notes or portions  thereof  pursuant to this
Indenture  will  expire.  If fewer  than all the Notes are to be  redeemed,  the notice of redemption  shall identify the Notes to be redeemed  (including  CUSIP numbers, if any). In case any Note is to be redeemed in part only, the notice of redemption  shall  state the  portion  of the  principal  amount  thereof  to be redeemed and shall state that, on and after the Redemption  Date, upon surrender of such Note,  a new Note or Notes in principal  amount equal to the  unredeemed portion thereof will be issued.

     Whenever  any Notes are to be  redeemed,  the Issuer  will give the Trustee written notice of the Redemption Date, together with an Officers' Certificate as to the aggregate  principal amount of Notes to be redeemed not fewer than thirty
(30) calendar  days (or such shorter  period of time as may be acceptable to the
Trustee) prior to the Redemption Date.

     On or prior to the  Redemption  Date  specified in the notice of redemption given as provided in this Section 3.02,  the Issuer will deposit with the Paying
Agent (or, if the Issuer is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) an amount of money in immediately available  funds  sufficient to redeem on the Redemption  Date all the Notes (or portions  thereof)  so called  for  redemption  (other  than  those  theretofore surrendered for exchange) at the appropriate  Redemption Price; provided that if such payment is made on the  Redemption  Date, it must be received by the Paying
Agent,  by 11:00 a.m.,  New York City time,  on such date.  The Issuer  shall be entitled to retain any  interest,  yield or gain on amounts  deposited  with the
Paying  Agent  pursuant  to this  Section  3.02 in  excess of  amounts  required hereunder to pay the  Redemption  Price.  If any Note called for  redemption  is exchanged  pursuant  hereto prior to such  Redemption  Date, any money deposited with the Paying Agent or so segregated  and held in trust for the  redemption of such Note shall be paid to the Issuer or, if then held by the  Issuer,  shall be discharged from such trust.

     If less than all of the outstanding  Notes are to be redeemed,  the Trustee shall  select the Notes or  portions  thereof of the Global Note or the Notes in certificated  form to be redeemed (in  principal  amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and  appropriate  or is required by the  Depositary.  If any Note  selected  for redemption is submitted for exchange in part after such  selection,  the portion of such Note  submitted for exchange shall be deemed (so far as may be possible)
to be the portion to be selected for redemption. The Notes (or portions thereof)
so selected for redemption  shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is submitted for exchange in part before the mailing of the notice of redemption.

     Upon any redemption of less than all of the outstanding  Notes,  the Issuer and the Trustee may (but need not),  solely for purposes of determining  the pro rata  allocation  among such Notes that are  unexchanged  and outstanding at the time of redemption,  treat as  outstanding  any Notes  surrendered  for exchange during the period of fifteen  (15)  calendar  days  preceding  the  mailing of a notice  of  redemption  and may (but  need not)  treat as  outstanding  any Note authenticated  and delivered  during such period in exchange for the unexchanged portion of any Note exchanged in part during such period.

Section 3.03    Payment of Notes Called for Redemption by the Issuer.
------------    -----------------------------------------------------

     If notice of  redemption  has been given as provided in Section  3.02,  the
Notes or  portion of Notes  with  respect  to which  such  notice has been given shall, unless exchanged pursuant to the terms hereof,  become due and payable on the  Redemption  Date and at the  place or places  stated in such  notice at the
Redemption  Price,  and unless the Issuer  shall  default in the payment of such
Notes at the  Redemption  Price,  interest  on the Notes or  portion of Notes so called for  redemption  shall cease to accrue on and after the  Redemption  Date and, after 5:00 p.m., New York City time, on the second Business Day immediately preceding the Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to be exchangeable pursuant to this
Indenture  and,  except as provided in Section  7.05 and  Section  11.02,  to be entitled  to any  benefit or  security  under this  Indenture,  and the  Holders thereof shall have no right in respect of such Notes except the right to receive the Redemption  Price thereof.  On presentation and surrender of such Notes at a place of  payment in said  notice  specified,  the said  Notes or the  specified portions  thereof  shall be paid and  redeemed  by the Issuer at the  Redemption
Price, together with interest accrued thereon to, but excluding,  the Redemption
Date.

     Upon  presentation  of any Note  redeemed  in part only,  the Issuer  shall execute and the Trustee shall  authenticate  and make  available for delivery to the Holder  thereof,  at the  expense  of the  Issuer,  a new Note or Notes,  of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

Section 3.04      Sinking Fund.

     There shall be no sinking fund provided for the Notes.

Section 3.05      Repurchase at Option of Holders Upon a Designated  Event.

          (a) If there  shall  occur a  Designated  Event  at any time  prior to
     November  6, 2011,  then each  Noteholder  shall  have the  right,  at such
     Holder's  option,  to require the Issuer to repurchase all of such Holder's
     Notes,  or any  portion  thereof  that is a  multiple  of $1,000  principal amount,  in  cash,  on a date  (the  "Designated  Event  Repurchase  Date")
     specified by the Issuer, which may be no earlier than fifteen (15) days and no later than  thirty  (30) days  after the date of the  Issuer  Repurchase
     Notice related to such  Designated  Event,  at a repurchase  price equal to
     100% of the principal amount of the Notes being  repurchased,  plus accrued and unpaid  interest to, but  excluding,  the Designated  Event  Repurchase
     Date; provided, however, that if the Designated Event Repurchase Date falls after a Record Date and on or prior to the  corresponding  interest payment date,  the Issuer will pay the full amount of accrued and unpaid  interest, if any, on such interest  payment date to the Holder of record at the close of business on the corresponding Record Date, and the repurchase price will be 100% of the principal amount of the Notes to be repurchased.

          (b) On or before  the tenth  calendar  day after the  occurrence  of a
     Designated  Event,  the  Issuer  shall  mail or cause to be  mailed  to all
     Holders of record on the date of the  Designated  Event (and to  beneficial owners as required by applicable  law) an Issuer  Repurchase  Notice as set forth in Section 3.07 with  respect to such  Designated  Event.  The Issuer shall also  deliver a copy of the Issuer  Repurchase  Notice to the Trustee and the  Paying  Agent at such  time as it is  mailed  to  Noteholders.  In addition to the mailing of such Issuer Repurchase  Notice, the Issuer shall disseminate a press release through Dow Jones & Company,  Inc. or Bloomberg
     Business News announcing the occurrence of such Designated Event or publish such information in The Wall Street Journal or another newspaper of general circulation  in The City of New York,  or on the  Guarantor's  website,  or through such other public  medium as the Issuer shall deem  appropriate  at such time.

          No failure of the Issuer to give the  foregoing  notices and no defect therein  shall  limit the  Noteholders'  repurchase  rights  or affect  the validity of the  proceedings  for the  repurchase of the Notes  pursuant to this Section 3.05.

          (c) For a Note to be repurchased at the option of the Holder  pursuant to this Section 3.05(c), the Holder must deliver to the Paying Agent, prior to 5:00 p.m.,  New York City time, on the second  Business Day  immediately prior to the  Designated  Event  Repurchase  Date,  (i) a written notice of repurchase (the "Designated Event Repurchase Notice") in the form set forth on the reverse of the Note duly completed (if the Note is  certificated) or stating the following (if the Note is  represented  by a Global Note):  (A)
     the  certificate  number of the Note that the  Holder  will  deliver  to be repurchased (if the Note is certificated)  or that the relevant  Designated
     Event Repurchase Notice complies with the appropriate Depositary procedures
     (if the Note is  represented  by a Global  Note),  (B) the  portion  of the principal  amount  of  the  Note  which  the  Holder  will  deliver  to  be repurchased,  which  portion must be in  principal  amounts of $1,000 or an integral  multiple of $1,000 (provided that the remaining  principal amount of Notes not subject to repurchase  must be in an authorized  denomination)
     and (C) that such Note  shall be  repurchased  as of the  Designated  Event
     Repurchase Date pursuant to the terms and conditions  specified in the Note and in this  Indenture;  together  with (ii) such Notes duly  endorsed  for transfer (if the Note if certificated) or book-entry  transfer of such Note
     (if such Note is represented  by a Global Note).  The delivery of such Note to the Paying Agent with, or at any time after  delivery of, the Repurchase
     Notice  (together  with all  necessary  endorsements)  at the office of the
     Paying  Agent  shall be a  condition  to the  receipt  by the Holder of the repurchase price therefore;  provided,  however, that such repurchase price shall  be so paid  pursuant  to this  Section  3.05  only if the  Notes  so delivered  to  the  Paying  Agent  shall  conform  in all  respects  to the description  thereof in the  Repurchase  Notice.  All  questions  as to the validity,  eligibility  (including  time of receipt) and  acceptance of any
     Note for repurchase shall be determined by the Issuer,  whose determination shall be final and binding absent manifest error.

          (d) The Issuer,  if so  requested,  shall  repurchase  from the Holder thereof,  pursuant  to this  Section  3.05,  a  portion  of a Note,  if the principal  amount of such portion is $1,000 or a whole  multiple of $1,000.
     Provisions of this  Indenture that apply to the repurchase of all of a Note also apply to the repurchase of such portion of such Note.

          (e) Notwithstanding the foregoing,  no Notes may be repurchased by the
     Issuer  pursuant to this Section 3.05 if the principal  amount of the Notes has been  accelerated,  and such  acceleration  has not been  rescinded  or cured,  on or prior to the relevant  Repurchase Date (except in the case of an  acceleration  resulting  from a default by the Issuer in the payment of the  repurchase  price  pursuant to this  Section  3.05 with respect to the
     Notes to be repurchased).

          (f) The Paying Agent shall  promptly  notify the Issuer of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

          Any repurchase by the Issuer  contemplated  pursuant to the provisions of  this  Section  3.05  shall  be  consummated  by  the  delivery  of  the consideration  to be  received  by the Holder (i) on the  Designated  Event
     Repurchase Date if the book-entry  transfer or delivery of the Notes to the
     Paying  Agent is  effected  prior to the close of  business  on the  second
     Business Day prior to the  Designated  Event  Repurchase  Date, and (ii) if
     delivered  later,  within two (2) Business  Days  following the time of the book-entry  transfer  or delivery  of the Note.  Payment of the  repurchase price for a Note for which a Repurchase  Notice has been  delivered and not withdrawn is conditioned upon book-entry transfer or delivery of the Notes, together with necessary endorsements, to the Paying Agent.

Section 3.06      Repurchase  of Notes at the Option of Holders.

          (a) Each Noteholder shall have the right, at such Holder's option,  to require the Issuer to repurchase all of such Holder's Notes, or any portion thereof that is a multiple of $1,000 principal amount, in cash, on November
     1, 2011,  November  1, 2016,  and  November 1, 2021  (each,  a  "Repurchase
     Date"),  at a repurchase price of 100% of the principal amount of the Notes being repurchased,  plus accrued and unpaid interest to, but excluding, the
     Repurchase Date; provided, however, that if the Repurchase Date falls after a Record Date and on or prior to the  corresponding  interest payment date, the Issuer will pay the full amount of accrued and unpaid interest, if any, on such  interest  payment  date to the  Holder  of  record at the close of business on the corresponding  Record Date and the repurchase price will be
     100% of the principal amount of the Notes to be repurchased.

          (b)  On or  before  the  twentieth  (20th)  Business  Day  immediately preceding each Repurchase Date, the Issuer shall mail or cause to be mailed to all Holders of record on such date (and to beneficial owners as required by  applicable  law) an Issuer  Repurchase  Notice as set forth in  Section
     3.07. The Issuer shall also deliver a copy of the Issuer  Repurchase Notice to the  Trustee  and the  Paying  Agent  at such  time as it is  mailed  to
     Noteholders.  In addition to the mailing of such Issuer Repurchase  Notice, the Issuer shall  disseminate a press release  through Dow Jones & Company,
     Inc. or Bloomberg  Business News  containing the  information  specified in such  notice or publish  such  information  in The Wall  Street  Journal or another newspaper of general  circulation in The City of New York or on the
     Guarantor's  website,  or through  such other  public  medium as the Issuer shall deem  appropriate  at such time. No failure of the Issuer to give the foregoing  notices  and no defect  therein  shall  limit  the  Noteholders'
     repurchase  rights  or  affect  the  validity  of the  proceedings  for the repurchase of the Notes pursuant to this Section 3.06.

          (c)  For a Note  to be so  repurchased  at the  option  of the  Holder pursuant to this Section 3.06, the Holder must deliver to the Paying Agent, during the period  beginning at 9:00 a.m.,  New York City time, on the date that is twenty (20) Business Days prior to the applicable  Repurchase  Date and ending at 5:00 p.m.,  New York City time,  on the second  Business  Day immediately  prior to the applicable  Repurchase Date, (i) a written notice of  repurchase  (the  "Repurchase  Notice")  in the form  set  forth on the reverse of the Note duly completed (if the Note is certificated) or stating the  following  (if the  Note is  represented  by a Global  Note):  (A) the certificate  number  of the  Note  which  the  Holder  will  deliver  to be repurchased (if the Note is certificated)  or that the relevant  Repurchase
     Notice complies with the appropriate  Depositary procedures (if the Note is represented by Global Note), (B) the portion of the principal amount of the
     Note which the Holder will deliver to be repurchased, which portion must be in principal  amounts of $1,000 or an integral multiple of $1,000 (provided that the remaining principal amount of Notes not subject to repurchase must be in an  integral  multiple  of  $1,000)  and (C) that such Note  shall be repurchased as of the Repurchase  Date pursuant to the terms and conditions specified in the Note and in this Indenture;  together with (ii) such Notes duly  endorsed  for transfer  (if the Note if  certificated)  or book entry transfer of such Note (if such Note is represented  by a Global Note).  The delivery  of such  Note to the  Paying  Agent  with,  or at any time  after
     delivery  of,  the   Repurchase   Notice   (together   with  all  necessary
     endorsements) at the office of the Paying Agent shall be a condition to the receipt by the Holder of the repurchase price therefore; provided, however, that such  repurchase  price shall be so paid pursuant to this Section 3.06 only if the Notes so  delivered  to the Paying  Agent shall  conform in all respects to the description thereof in the Repurchase Notice. All questions as to the validity,  eligibility (including time of receipt) and acceptance of any Note  for  repurchase  shall  be  determined  by the  Issuer,  whose determination shall be final and binding absent manifest error.

          (d) The Issuer,  if so  requested,  shall  repurchase  from the Holder thereof,  pursuant  to this  Section  3.06,  a  portion  of a Note,  if the principal  amount of such portion is $1,000 or a whole  multiple of $1,000.
     Provisions of this  Indenture that apply to the repurchase of all of a Note also apply to the repurchase of such portion of such Note.

          (e) Notwithstanding the foregoing,  no Notes may be repurchased by the
     Issuer  pursuant to this Section 3.06 if the principal  amount of the Notes has been  accelerated,  and such  acceleration  has not been  rescinded  or cured,  on or prior to the relevant  Repurchase Date (except in the case of an  acceleration  resulting  from a default by the Issuer in the payment of the  repurchase  price  pursuant to this  Section  3.06 with respect to the
     Notes to be repurchased).

          (f) The Paying Agent shall  promptly  notify the Issuer of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

          Any repurchase by the Issuer  contemplated  pursuant to the provisions of  this  Section  3.06  shall  be  consummated  by  the  delivery  of  the consideration  to be received by the Holder (i) on the  Repurchase  Date if the  book-entry  transfer or  delivery of the Notes to the Paying  Agent is effected prior to the close of business on the second Business Day prior to the Repurchase Date, and (ii) if delivered  later,  within two (2) Business
     Days following the time of the book-entry transfer or delivery of the Note.
     Payment of the  repurchase  price for a Note for which a Repurchase  Notice has  been  delivered  and not  withdrawn  is  conditioned  upon  book-entry transfer or delivery of the Notes, together with necessary endorsements, to the Paying Agent.

Section 3.07      Issuer Repurchase  Notice.

          (a) The Issuer  Repurchase  Notice,  as provided  in Section  3.07(b), shall be given to Holders in the event of a Designated  Event, on or before the tenth calendar day after the  occurrence of such a Designated  Event as provided in Section  3.05(b) or not fewer than twenty  (20)  Business  Days prior to the  Repurchase  Date as  provided  in Section  3.06(b) (in either case, the "Issuer Repurchase Notice Date").

          (b) In connection  with any repurchase of Notes,  the Issuer shall, on the  applicable  Issuer  Repurchase  Notice Date,  give  written  notice to
     Holders (with a copy to the Trustee) setting forth information specified in this Section (in either case, the "Issuer Repurchase Notice").

          Each Issuer Repurchase Notice shall:

               (i)  state  the  repurchase   price,  and  the  Designated  Event
          Repurchase  Date or the Repurchase  Date to which the relevant  Issuer
          Repurchase Notice relates;

               (ii) state, if applicable,  the  circumstances  constituting  the
          Designated Event;

               (iii) state that  Holders must  exercise  their right to elect to repurchase  prior to 5:00  p.m.,  New York City  time,  on the  second
          Business Day  immediately  prior to the Repurchase  Date or the second
          Business Day  immediately  prior to the  Designated  Event  Repurchase
          Date, as the case may be;

               (iv) include a form of Repurchase Notice;

               (v) state the name and address of the  Trustee,  the Paying Agent and, if applicable, the Exchange Agent;

               (vi) state that Notes must be  surrendered to the Paying Agent to collect the repurchase price;

               (vii) state that a Holder may withdraw its  Repurchase  Notice or the Designated  Event  Repurchase  Notice,  as the case may be, at any time  prior to 5:00  p.m.,  New York City time,  on the  Business  Day immediately  prior to the Repurchase  Date, or on the second  Business
          Day immediately  prior to the Designated Event Repurchase Date, as the case may be, by  delivering a valid  written  notice of  withdrawal in accordance with Section 3.08;

               (viii) if the Notes are then exchangeable, state that Notes as to which a Repurchase  Notice or the Designated Event Repurchase  Notice,
          as the  case may be,  has  been  given  may be  exchanged  only if the
          Repurchase  Notice or Designated Event Repurchase  Notice, as the case may be, is withdrawn in accordance with the terms of this Indenture;

               (ix) state the amount of  interest  accrued and unpaid per $1,000 principal  amount of Notes to, but  excluding,  the  Designated  Event
          Repurchase Date or Repurchase Date, as the case may be;

               (x) state that,  unless the Issuer  defaults in making payment of the  repurchase  price,  interest on Notes  covered by any  Repurchase
          Notice or  Designated  Event  Repurchase  Notice,  as the case may be, shall  cease to accrue on and after the  Designated  Event  Repurchase
          Date or the Repurchase Date, as the case may be;

               (xi) state the CUSIP  number of the Notes,  if CUSIP  numbers are then in use; and

               (xii) state the procedures for withdrawing a Repurchase Notice or
          Designated  Event Repurchase  Notice,  as the case may be, including a form of notice of withdrawal (as specified in Section 3.08).

               An Issuer Repurchase Notice may be given by the Issuer or, at the
          Issuer's request, the Trustee shall give such Issuer Repurchase Notice in the Issuer's  name and at the Issuer's  expense;  provided that the text of the Issuer  Repurchase Notice shall be prepared by the Issuer.
          If any of the Notes is represented  by a Global Note,  then the Issuer will modify such Issuer  Repurchase  Notice to the extent necessary to accord with the applicable  procedures of the Depositary that apply to the  repurchase  of Global  Notes.  (c) The Issuer will, to the extent applicable,  comply with the  applicable  provisions of Rule 13e-4 and
          Rule 14e-1 (or any  successor  provision)  under the Exchange Act that may be applicable at the time of the repurchase of the Notes, file the related Schedule TO (or any successor schedule,  form or report) under the  Exchange  Act and comply  with all other  applicable  federal and state securities laws in connection with the repurchase of the Notes.

Section 3.08      Effect of Repurchase Notice;  Withdrawal.

     Upon receipt by the Paying  Agent of the  Repurchase  Notice or  Designated
Event Repurchase  Notice,  as the case may be, the Holder of the Note in respect of which such Repurchase  Notice or Designated Event Repurchase  Notice,  as the
case may be, was given shall (unless such Repurchase Notice is validly withdrawn in accordance  with this Section 3.08)  thereafter be entitled to receive solely the repurchase  price with respect to such Note. Such repurchase  price shall be paid to such Holder, within two (2) Business Days following the later of (x) the
Designated  Event  Repurchase  Date or the Repurchase  Date, as the case may be, with respect to such Note  (provided the Holder has satisfied the  conditions in
Section 3.05 or Section  3.06,  as  applicable)  and (y) the time of  book-entry transfer or delivery of such Note to the Paying  Agent by the Holder  thereof in the manner required by Section 3.05 or Section 3.06.

     Notes  in  respect  of  which  a  Repurchase  Notice  or  Designated  Event
Repurchase  Notice, as the case may be, has been given by the Holder thereof may not be  exchanged  pursuant  to  Article  13  hereof on or after the date of the delivery of such Repurchase  Notice unless such Repurchase  Notice or Designated
Event Repurchase Notice, as the case may be, has first been validly withdrawn.

     A Repurchase Notice or Designated Event Repurchase  Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying  Agent at any time prior to 5:00 p.m.,  New York City time, on the second Business Day immediately  prior to the Designated Event Repurchase
Date, or on the Business Day  immediately  prior to the Repurchase  Date, as the case may be, specifying:

          (a) the name of the Holder;

          (b) the  certificate  number(s) of all withdrawn Notes in certificated form or that the notice of withdrawal complies with appropriate  Depositary procedures  with respect to all  withdrawn  Notes  represented  by a Global
     Note;

          (c) the principal amount of Notes with respect to which such notice of withdrawal  is being  submitted,  which  must be an  integral  multiple  of
     $1,000; and

          (d) the principal amount of Notes, if any, that remains subject to the original  Repurchase  Notice or Designated Event Repurchase  Notice, as the
     case may be, and that has been or will be delivered  for  repurchase by the
     Issuer.

          If a Repurchase  Notice or Designated Event Repurchase  Notice, as the
     case may be, is properly  withdrawn,  the Issuer  shall not be obligated to repurchase the Notes listed in such Repurchase Notice.

Section 3.09      Deposit of Repurchase  Price.

          (a) Prior to 11:00 a.m., New York City time, on the  Designated  Event
     Repurchase  Date or the Repurchase  Date, the Issuer shall deposit with the
     Paying  Agent or,  if the  Issuer is  acting  as the  Paying  Agent,  shall segregate  and hold in trust as provided in Section  4.04 an amount of cash
     (in  immediately  available  funds if  deposited  on the  Designated  Event
     Repurchase Date or the Repurchase Date, as the case may be),  sufficient to pay the  aggregate  repurchase  price of all the Notes or portions  thereof that are to be repurchased as of the Designated  Event  Repurchase  Date or the Repurchase Date, as the case may be.

          (b) If on the Designated  Event Repurchase Date or the Repurchase Date
     the Paying Agent holds money  sufficient to pay the repurchase price of the
     Notes that  Holders  have  elected to require the Issuer to  repurchase  in accordance  with Section 3.05 or Section 3.06, as the case may be, then, on the Designated  Event  Repurchase Date or the Repurchase  Date, as the case may be,  such Notes will cease to be  outstanding,  interest  will cease to accrue and all other  rights of the  Holders of such Notes will  terminate, other than the right to receive  the  repurchase  price  upon  delivery  or book-entry  transfer  of the  Note.  This will be the case  whether  or not book-entry  transfer  of the  Note  has  been  made or the  Note  has  been delivered to the Paying Agent.

Section 3.10      Notes  Repurchased in Part.

     Upon  presentation of any Note  repurchased  only in part, the Issuer shall execute and the Trustee shall  authenticate  and make  available for delivery to the  Holder  thereof,  at the  expense  of the  Issuer,  a new  Note or Notes in aggregate  principal  amount  equal to the  unrepurchased  portion  of the Notes presented  (provided that the  unrepurchased  portion of the Notes must be in an integral multiple of $1,000).

Section 3.11      Repayment to the Issuer.

     Subject to Section  11.04,  the Paying Agent shall return to the Issuer any cash that remains unclaimed,  together with interest,  if any, thereon,  held by them for the payment of the repurchase  price;  provided that to the extent that the aggregate  amount of cash  deposited by the Issuer  pursuant to Section 3.09 exceeds the aggregate  repurchase  price of the Notes or portions  thereof which the Issuer is obligated to repurchase as of the Designated Event Repurchase Date or the Repurchase  Date, as the case may be, then,  unless  otherwise  agreed in writing with the Issuer,  promptly  after the second  Business Day following the
Designated Event Repurchase Date or the Repurchase Date, as the case may be, the
Paying Agent shall return any such excess to the Issuer, together with interest, if any, thereon.

ARTICLE IV

                       PARTICULAR COVENANTS OF THE ISSUER

Section 4.01      Payment of Principal,  Premium and Interest.

     The Issuer  covenants  and agrees that it will duly and  punctually  pay or cause to be paid when due the principal of (including the Redemption  Price upon redemption or the  repurchase  price upon  repurchase,  in each case pursuant to
Article  3),  and  premium,  if any,  and  interest  on each of the Notes at the places,  at the respective  times and in the manner  provided  herein and in the
Notes.

Section 4.02      Maintenance of Office or Agency.

     The Issuer  will  maintain  an office or agency in the City of  Providence, where the Notes may be surrendered  for  registration of transfer or exchange or for presentation for payment or for exchange, redemption or repurchase and where notices  and  demands  to or upon the  Issuer in  respect  of the Notes and this
Indenture may be served. As of the date of this Indenture,  such office shall be the Corporate  Trust Office and, at any other time, at such other address as the
Trustee may designate from time to time by notice to the Issuer. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location,  of such office or agency not  designated or appointed by the Trustee.
If at any time the Issuer  shall fail to maintain  any such  required  office or agency or shall fail to furnish  the  Trustee  with the  address  thereof,  such presentations,  surrenders,  notices  and  demands  may be made or served at the
Corporate Trust Office.

     The Issuer may also from time to time  designate  co-registrars  and one or more offices or agencies where the Notes may be presented or surrendered for any or all such  purposes and may from time to time rescind such  designations.  The
Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     The Issuer hereby  initially  designates the Trustee as Paying Agent,  Note
Registrar,  Custodian and Exchange Agent and the Corporate Trust Office shall be considered  as one such office or agency of the Issuer for each of the aforesaid purposes.

     So long as the Trustee is the Note  Registrar,  the Trustee agrees to mail, or cause to be  mailed,  the  notices  set forth in  Section  7.10 and the third paragraph of Section 7.11. If  co-registrars  have been  appointed in accordance with this  Section,  the Trustee  shall mail such notices only to the Issuer and the Holders of Notes it can identify from its records.

Section 4.03      Appointments  to Fill  Vacancies in Trustee's  Office.

     The Issuer,  whenever necessary to avoid or fill a vacancy in the office of
Trustee,  will appoint,  upon the terms and conditions and otherwise as provided in  Section  7.10,  a  Trustee,  so that  there  shall at all times be a Trustee hereunder.

Section 4.04      Provisions as to Paying  Agent.

          (a) If the Issuer shall appoint a Paying Agent other than the Trustee, or if the Trustee shall appoint such a Paying Agent,  the Issuer will cause such Paying  Agent to execute and deliver to the Trustee an  instrument  in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

               (i) that it will hold all sums  held by it as such  agent for the payment of the  principal of and  premium,  if any, or interest on the
          Notes  (whether such sums have been paid to it by the Issuer or by any other obligor on the Notes) in trust for the benefit of the Holders of the Notes;

               (ii) that it will give the  Trustee  notice of any failure by the
          Issuer (or by any other  obligor on the Notes) to make any  payment of the  principal of and  premium,  if any, or interest on the Notes when the same shall be due and payable; and

               (iii)  that at any time  during  the  continuance  of an Event of
          Default,  upon request of the Trustee,  it will  forthwith  pay to the
          Trustee all sums so held in trust.

               The Issuer shall, on or before each due date of the principal of, premium,  if any, or interest  on the Notes,  deposit  with the Paying
          Agent a sum (in funds which are immediately  available on the due date for such payment)  sufficient to pay such principal,  premium, if any, or interest  and (unless  such Paying Agent is the Trustee) the Issuer will  promptly  notify the Trustee of any failure to take such action;
          provided  that if such  deposit is made on the due date,  such deposit shall be  received  by the Paying  Agent by 11:00  a.m.  New York City time,  on such  date.  (b) If the  Issuer  shall act as its own Paying
          Agent,  it will,  on or  before  each due  date of the  principal  of, premium,  if any, or interest on the Notes,  set aside,  segregate and hold in  trust  for the  benefit  of the  Holders  of the  Notes a sum sufficient  to pay such  principal,  premium,  if any, and interest so becoming  due and will  promptly  notify the Trustee of any failure to take  such  action  and of any  failure  by the  Issuer  (or any other obligor  under the  Notes) to make any  payment of the  principal  of, premium,  if any, or interest on the Notes when the same shall  become due and payable.

          (c) Anything in this Section 4.04 to the contrary notwithstanding, the
     Issuer may, at any time,  for the purpose of obtaining a  satisfaction  and discharge of this  Indenture,  or for any other reason,  pay or cause to be paid to the  Trustee  all sums held in trust by the  Issuer  or any  Paying
     Agent  hereunder as required by this Section 4.04,  such sums to be held by the Trustee upon the trusts  herein  contained and upon such payment by the
     Issuer or any Paying Agent to the Trustee,  the Issuer or such Paying Agent shall be released from all further liability with respect to such sums.

          (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Section 11.02 and Section 11.03.

          The  Trustee  shall not be  responsible  for the  actions of any other
     Paying Agents  (including the Issuer if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.

Section 4.05      Existence.

     Subject to Article  10,  each of the  Issuer and the  Guarantor  will do or cause to be done all things  necessary  to  preserve  and keep in full force and effect its existence and rights (charter and  statutory);  provided that neither the Issuer nor the Guarantor shall be required to preserve any such right if the
Issuer or the Guarantor,  as applicable,  shall determine that the  preservation thereof is no longer  desirable  in the conduct of the business of the Issuer or the Guarantor,  as applicable,  and that the loss thereof is not disadvantageous in any material respect to the Noteholders.

Section 4.06      Rule 144A Information Requirement.

     If so required  by Rule 144A the  Guarantor  and the Issuer  will  promptly furnish to the Holders,  beneficial  owners and  prospective  purchasers  of the
Notes and of any Common Stock  delivered upon exchange of the Notes,  upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) to facilitate the resale of the Notes and the Common Stock pursuant to Rule 144A.

Section 4.07      Stay,  Extension and Usury Laws.

     The Issuer  covenants  (to the extent  that it may  lawfully do so) that it shall not at any time insist upon,  plead, or in any manner  whatsoever claim or take the benefit or advantage of, any stay,  extension or usury law or other law which would prohibit or forgive the Issuer from paying all or any portion of the principal,  premium,  if any, or interest on the Notes as  contemplated  herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the  performance of this Indenture and the Issuer (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and  permit  the  execution  of every  such power as though no such law had been enacted.

Section 4.08      Compliance  Certificate.

     Within one hundred  twenty (120) calendar days after the end of each fiscal year of the Issuer,  the Issuer and the Guarantor shall deliver to the Trustee a certificate  signed  by  any  of  the  principal  executive  officer,  principal financial  officer  or  principal  accounting  officer  of the  Issuer  and  the
Guarantor,  as the case may be, stating  whether or not the signer has knowledge of any default under this Indenture, and, if so, specifying each default and the nature and the status thereof.

     The Issuer will deliver to the Trustee, promptly upon becoming aware of (i)
any default in the  performance  or  observance  of any  covenant,  agreement or condition  contained in this  Indenture,  or (ii) the occurrence of any Event of
Default, an Officers' Certificate  specifying with particularity such default or
Event of Default and further stating what action the Issuer has taken, is taking or proposes to take with respect thereto.

     Any notice  required to be given under this Section 4.08 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

Section 4.09      Additional  Interest Notice.

     In the event that the Issuer is  required  to pay  Additional  Interest  to
Holders of Notes pursuant to the Registration Rights Agreement,  the Issuer will provide  written  notice  ("Additional  Interest  Notice") to the Trustee of its
obligation to pay  Additional  Interest no later than fifteen (15) calendar days prior to the proposed  interest  payment date for Additional  Interest,  and the
Additional  Interest Notice shall set forth the amount of Additional Interest to be paid by the Issuer on such interest  payment  date.  The Trustee shall not at any time be under any duty or responsibility to any Holder of Notes to determine the Additional Interest, or with respect to the nature, extent or calculation of the  amount of  Additional  Interest  when made,  or with  respect to the method employed in such calculation of the Additional Interest.

ARTICLE V

          NOTEHOLDERS' LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

Section 5.01      Noteholders' Lists.

     The  Issuer  covenants  and agrees  that it will  furnish or cause any Note
Registrar  other than the Trustee to be furnished to the Trustee,  semiannually, not more than fifteen (15) calendar days after each May 1 and November 1 of each year  beginning  with May 1, 2007,  and at such other  times as the  Trustee may reasonably request in writing, within thirty (30) calendar days after receipt by the  Issuer  of any  such  request  (or  such  lesser  time as the  Trustee  may reasonably  request  in order to enable it to timely  provide  any  notice to be provided by it  hereunder),  a list in such form as the  Trustee may  reasonably require of the names and addresses of the Holders of Notes as of a date not more than  fifteen  (15)  calendar  days  (or  such  other  date as the  Trustee  may reasonably  request in order to so provide any such  notices)  prior to the time such information is furnished, except that no such list need be furnished by the
Issuer  to the  Trustee  so long as the  Trustee  is  acting  as the  sole  Note
Registrar.

Section 5.02      Preservation and Disclosure of Lists.

          (a) The Trustee shall preserve,  in as current a form as is reasonably practicable,  all  information as to the names and addresses of the Holders of Notes  contained in the most recent list  furnished to it as provided in
     Section 5.01 or maintained by the Trustee in its capacity as Note Registrar or  co-registrar  in respect of the Notes,  if so acting.  The  Trustee may destroy any list  furnished  to it as provided in Section 5.01 upon receipt of a new list so furnished.

          (b) The rights of  Noteholders  to  communicate  with other Holders of
     Notes with respect to their rights under this Indenture or under the Notes, and the  corresponding  rights  and  duties  of the  Trustee,  shall  be as provided by the Trust Indenture Act.

          (c) Every  Noteholder  agrees  with the  Issuer and the  Trustee  that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Notes made pursuant to the Trust Indenture Act.

Section 5.03      Reports by Trustee.

          (a) Within  sixty  (60)  calendar  days after  November 1 of each year beginning  with November 1, 2007,  the Trustee shall transmit to Holders of
     Notes such reports dated as of November 1 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be  required  pursuant to the Trust  Indenture  Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable  sections of the Trust Indenture Act the Trustee shall be under no duty or obligation to provide such reports.

          (b) A copy of such report shall,  at the time of such  transmission to
     Holders of Notes,  be filed by the  Trustee  with each stock  exchange  and automated  quotation  system,  if any,  upon which the Notes are listed and with the Issuer.  The Issuer will promptly notify the Trustee in writing if the Notes are listed on any stock exchange or automated quotation system or delisted therefrom.

Section 5.04      Reports by Issuer.

     Whether or not the Issuer is subject to Section 13 or 15(d) of the Exchange
Act and for so long as any  Notes  are  outstanding,  within  the  time  periods required by the applicable  rules and regulations of the Commission,  the Issuer will furnish to the Holders of the Notes, or cause the Trustee to furnish to the
Holders  of the  Notes:  (1) all  quarterly  and  annual  reports  that would be required to be filed with the Commission on Forms 10-Q and 10-K if the Issuer or the Guarantor  were required to file such reports;  and (2) all current  reports that would be required to be filed with the Commission on Form 8-K if the Issuer or the Guarantor  were required to file such reports.  Delivery of such reports, information and documents to the Trustee is for informational  purposes only and the Trustee's  receipt of such shall not constitute  constructive  notice of any
information   contained  therein  or  determinable  from  information  contained therein,  including the Issuer's  compliance with any of its covenants hereunder
(as to which  the  Trustee  is  entitled  to rely  exclusively  on an  Officers'
Certificate).

ARTICLE VI

         REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON AN EVENT OF DEFAULT

Section 6.01      Events of Default.

     In case one or more of the  following  ("Events of Default")  (whatever the reason  for  such  Event of  Default  and  whether  it  shall  be  voluntary  or involuntary  or be effected  by  operation  of law or pursuant to any  judgment, decree  or  order  of  any  court  or  any  order,  rule  or  regulation  of any administrative or governmental body) shall have occurred and be continuing:

          (a) default for thirty (30) days in the payment of any  installment of interest under the Notes; or

          (b) default in the payment of the principal  amount or any  repurchase price or  Redemption  Price due with  respect to the  Notes,  when the same becomes due and payable; or

          (c) the Issuer  fails to deliver  cash in the amount of the  Principal
     Return,  Common  Stock or a  combination  of cash and  Common  Stock in the amount of the Net Amount  within  fifteen (15) days after the due date upon an  exchange  of Notes,  together  with any cash due in lieu of  fractional shares; or

          (d)  the  Issuer  fails  to  comply  with  any of the  Issuer's  other agreements  contained  in the Notes or this  Indenture  upon receipt by the
     Issuer of notice of such  default by the  Trustee or by Holders of not less than 25% in aggregate  principal  amount of the Notes then  outstanding and the Issuer fails to cure (or obtain a waiver of) such default  within sixty
     (60) days after the Issuer receives such notice; or

          (e) failure to pay any  indebtedness for money borrowed by the Issuer, the  Guarantor,  any  Subsidiary  in which the Issuer has invested at least
     $25,000,000 in capital (a "Significant  Subsidiary") or any entity in which the Issuer is the general  partner in an  outstanding  principal  amount in excess of  $25,000,000  at final  maturity or upon  acceleration  after the expiration  of any  applicable  grace  period,  which  indebtedness  is not discharged,  or such  default in payment  or  acceleration  is not cured or rescinded,  within thirty (30) days after written notice to the Issuer from the Trustee (or to the Issuer and the Trustee  from Holders of at least 25%
     in principal amount of the outstanding Notes); or

          (f) the Issuer fails to provide on a timely basis an Issuer Repurchase
     Notice after the  occurrence  of a Designated  Event as provided in Section
     3.05(b) and Section 3.07(b); or

          (g) the Issuer,  the Guarantor or any of its Significant  Subsidiaries
     pursuant to or under or within meaning of any Bankruptcy Law:

               (i) commences a voluntary case or proceeding seeking liquidation, reorganization  or  other  relief  with  respect  to the  Issuer,  the
          Guarantor  or a  Significant  Subsidiary  or its debts or seeking  the appointment  of a trustee,  receiver,  liquidator,  custodian or other similar  official  of  the  Issuer,  the  Guarantor  or a  Significant
          Subsidiary or any substantial part of the property of the Issuer,  the
          Guarantor or a Significant Subsidiary; or

               (ii)  consents  to any such  relief or to the  appointment  of or taking possession by any such official in an involuntary case or other
          proceeding   commenced   against  the  Issuer,   the  Guarantor  or  a
          Significant Subsidiary; or

               (iii) consents to the appointment of a custodian of it or for all or substantially of its property; or

               (iv) makes a general assignment for the benefit of creditors; or

          (h) an involuntary case or other proceeding shall be commenced against the Issuer,  the Guarantor or any of its Significant  Subsidiaries  seeking liquidation, reorganization or other relief with respect to the Issuer, the
     Guarantor or a Significant  Subsidiary  or its debts under any  bankruptcy, insolvency  or other  similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator,  custodian or other similar official of the Issuer,  the Guarantor or a  Significant  Subsidiary or any
     substantial  part  of  the  property  of the  Issuer,  the  Guarantor  or a
     Significant Subsidiary, and such involuntary case or other proceeding shall remain  undismissed  and unstayed for a period of sixty (60) calendar days;
     or

          (i) a court of competent  jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Issuer, the Guarantor or any of its
          Significant Subsidiaries in an involuntary case or proceeding; or

               (ii) appoints a trustee, receiver, liquidator, custodian or other similar  official  of  the  Issuer,  the  Guarantor  or a  Significant
          Subsidiary or any substantial part of the property of the Issuer,  the
          Guarantor or a Significant Subsidiary; or

               (iii) orders the  liquidation  of the Issuer,  the Guarantor or a
          Significant  Subsidiary;  and, in each case in this  clause  (i),  the order or  decree  remains  unstayed  and in  effect  for  thirty  (30)
          calendar days;

     then,  and in each and every  such  case  (other  than an Event of  Default specified in Section  6.01(g),  6.01(h) and 6.01(i) with respect to the Issuer), unless  the  principal  of all of the Notes  shall have  already  become due and payable, either the Trustee or the Holders of at least twenty-five percent (25%)
in  aggregate  principal  amount of the  Notes  then  outstanding,  by notice in writing to the Issuer (and to the Trustee if given by Noteholders),  may declare the principal amount of and premium,  if any, and interest accrued and unpaid on all the Notes to be immediately due and payable,  and upon any such  declaration the same shall be immediately due and payable.

     If an Event of Default  specified  in Section  6.01(g),  6.01(h) or 6.01(i)
occurs with respect to the Issuer, the principal amount of and premium,  if any, and  interest  accrued  and  unpaid on all the Notes  shall be  immediately  and automatically due and payable without necessity of further action.

     If, at any time after the  principal  amount of and  premium,  if any,  and interest on the Notes shall have been so declared  due and  payable,  and before any  judgment  or decree  for the  payment  of the  monies  due shall  have been obtained or entered as hereinafter provided,  Holders of a majority in aggregate principal  amount of the Notes then  outstanding on behalf of the Holders of all of the Notes  then  outstanding,  by  written  notice to the  Issuer  and to the
Trustee,  may waive all defaults or Events of Default and rescind and annul such declaration and its  consequences,  subject in all respects to Section 6.07, if:
(a) the rescission  would not conflict with any judgment or decree of a court of competent jurisdiction;  (b) all Events of Default, other than the nonpayment of the  principal  amount and any accrued and unpaid  interest that have become due solely because of such acceleration,  have been cured or waived; (c) interest on overdue installments of interest (to the extent that payment of such interest is lawful) and on overdue  principal,  which has become due otherwise  than by such declaration  of  acceleration,  has been  paid;  and (d) the Issuer has paid the
Trustee its reasonable compensation and reimbursed the Trustee for its expenses, disbursements  and advances  pursuant to Section  7.06. No such  rescission  and annulment  shall  extend to or shall affect any  subsequent  default or Event of
Default, or shall impair any right consequent  thereon.  The Issuer shall notify in writing a Responsible  Officer of the Trustee,  promptly upon becoming  aware thereof, of any Event of Default, as provided in Section 4.08.

     In case the Trustee  shall have  proceeded  to enforce any right under this
Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been  determined  adversely  to the  Trustee,  then and in every  such  case the
Issuer, the Holders of Notes, and the Trustee shall be restored  respectively to their  several  positions  and rights  hereunder,  and all rights,  remedies and powers of the Issuer,  the Holders of Notes,  and the Trustee shall  continue as though no such proceeding had been taken.

Section 6.02      Payments of Notes on Default;  Suit Therefor.

     The Issuer  covenants  that in the case of an Event of Default  pursuant to
Section 6.01(a) or 6.01(b),  upon demand of the Trustee,  the Issuer will pay to the Trustee,  for the benefit of the Holders of the Notes,  (i) the whole amount that then shall be due and payable on all such Notes for  principal and premium, if any,  or  interest,  as the  case may be,  with  interest  upon  the  overdue principal and premium,  if any, and (to the extent that payment of such interest is enforceable  under  applicable law) upon the overdue  installments of accrued and unpaid  interest at the rate borne by the Notes,  plus 1%, from the required payment date and,  (ii) in addition  thereto,  any amounts due the Trustee under
Section 7.06. Until such demand by the Trustee, the Issuer may pay the principal of and premium,  if any, and  interest on the Notes to the  registered  Holders, whether or not the Notes are overdue.

     In case the  Issuer  shall fail  forthwith  to pay such  amounts  upon such demand,  the Trustee,  in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or  proceedings  at law or in equity for the  collection of the sums so due and unpaid,  and may prosecute any such action or proceeding to judgment or final decree,  and may enforce any such judgment or final decree against the Issuer,  the Guarantor or any other obligor on the Notes and collect in the manner  provided  by law out of the  property of the  Issuer or any other  obligor  on the Notes  wherever  situated  the  monies adjudged or decreed to be payable.

     In case there shall be pending  proceedings  for the  bankruptcy or for the reorganization  of the Issuer,  the  Guarantor or any other obligor on the Notes under any Bankruptcy  Law, or any other  applicable  law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or such other obligor,  the property of the Issuer or such other obligor,  or in the case of any other judicial  proceedings relative to the Issuer or such other obligor  upon the Notes,  or to the  creditors or property of the Issuer or such other obligor,  the Trustee,  irrespective of whether the principal of the Notes shall  then be due  and  payable  as  therein  expressed  or by  declaration  or otherwise  and  irrespective  of whether the Trustee  shall have made any demand pursuant  to the  provisions  of  this  Section  6.02,  shall  be  entitled  and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal,  premium, if any, accrued and unpaid  interest  in  respect  of the  Notes,  and,  in  case  of  any  judicial proceedings,  to file such proofs of claim and other  papers or documents as may be  necessary or advisable in order to have the claims of the Trustee and of the
Noteholders allowed in such judicial  proceedings  relative to the Issuer or any other obligor on the Notes,  its or their  creditors,  or its or their property, and to collect and receive any monies or other  property  payable or deliverable on any such  claims,  and to  distribute  the same  after the  deduction  of any amounts due the Trustee under  Section  7.06,  and to take any other action with respect to such  claims,  including  participating  as a member of any  official committee of creditors,  as it reasonably  deems necessary or advisable,  unless prohibited  by law or  applicable  regulations,  and any  receiver,  assignee or trustee  in  bankruptcy  or  reorganization,  liquidator,  custodian  or similar official is hereby  authorized by each of the  Noteholders to make such payments to the Trustee,  and, in the event that the Trustee  shall consent to the making of such payments  directly to the Noteholders,  to pay to the Trustee any amount due  it for  reasonable  compensation,  expenses,  advances  and  disbursements, including  counsel  fees  and  expenses  incurred  by it up to the  date of such distribution.  To the  extent  that such  payment  of  reasonable  compensation, expenses,  advances and  disbursements out of the estate in any such proceedings shall be denied for any  reason,  payment of the same shall be secured by a lien on,  and shall be paid out of,  any and all  distributions,  dividends,  monies, securities  and other property which the Holders of the Notes may be entitled to receive  in such  proceedings,  whether  in  liquidation  or  under  any plan of reorganization or arrangement or otherwise.

     All rights of action and of asserting claims under this Indenture, or under any of the Notes,  may be enforced by the Trustee  without the possession of any of the  Notes,  or the  production  thereof  at any  trial or  other  proceeding relative  thereto,  and any such suit or  proceeding  instituted  by the Trustee shall be  brought  in its own  name as  trustee  of an  express  trust,  and any recovery of judgment  shall,  after  provision for the payment of the reasonable compensation,  expenses,  disbursements and advances of the Trustee,  its agents and counsel, be for the ratable benefit of the Holders of the Notes.

     In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be  necessary  to make any Holders of the Notes  parties to any such proceedings.

Section 6.03      Application of Monies Collected by Trustee.

     Any monies  collected  by the Trustee  pursuant to this Article 6, shall be applied,  in the following  order, at the date or dates fixed by the Trustee for the  distribution of such monies,  upon  presentation of the several Notes,  and stamping  thereon  the  payment,  if only  partially  paid,  and upon  surrender thereof, if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 7.06;

     SECOND:  In case the  principal  of the  outstanding  Notes  shall not have become due and be unpaid, to the payment of accrued and unpaid interest, if any, on the Notes in default in the order of the maturity of the installments of such interest,  with interest (to the extent that such interest has been collected by the  Trustee)  as  provided in Section  6.02 upon the  overdue  installments  of interest  at the annual rate of 1% above then  applicable  interest  rate,  such payments to be made ratably to the Persons entitled thereto;

     THIRD:  In case the  principal of the  outstanding  Notes shall have become due,  by  declaration  or  otherwise,  and be unpaid to the payment of the whole amount then owing and unpaid upon the Notes for principal  and premium,  if any, and interest,  with interest on the overdue  principal and premium,  if any, and
(to the extent  that such  interest  has been  collected  by the  Trustee)  upon overdue  installments  of accrued  and unpaid  interest,  as provided in Section
6.02,  and in case such monies  shall be  insufficient  to pay in full the whole amounts so due and unpaid upon the Notes,  then to the payment of such principal and premium,  if any, and interest  without  preference or priority of principal and premium,  if any, over interest,  or of interest over principal and premium, if any,  or of any  installment  of  interest  over  any  other  installment  of interest,  or of any Note over any other Note,  ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

     FOURTH: To the payment of the remainder, if any, to the Issuer or any other
Person lawfully entitled thereto.

Section 6.04      Proceedings by Noteholders.

     No Holder of any Note shall have any right by virtue of or by  reference to any provision of this  Indenture or the Notes to institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this  Indenture, or for the appointment of a receiver,  trustee,  liquidator,  custodian or other similar  official,  or for any other remedy  hereunder,  except in the case of a default in the payment of principal,  premium, if any, or interest on the Notes, unless (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided,
(b) the Holders of at least  twenty-five  percent  (25%) in aggregate  principal amount of the Notes then  outstanding  shall have made written  request upon the
Trustee to institute such action,  suit or proceeding in its own name as Trustee hereunder  and shall have  provided to the Trustee such  reasonable  security or indemnity  as it may require  against the costs,  liabilities  or expenses to be incurred therein or thereby,  (c) the Trustee for sixty (60) calendar days after its receipt of such notice, request and offer of indemnity, shall have neglected or  refused  to  institute  any  such  action,  suit or  proceeding,  and (d) no direction  inconsistent  with such written  request shall have been given to the
Trustee  pursuant to Section 6.07; it being  understood and intended,  and being expressly  covenanted  by the taker and Holder of every  Note with  every  other taker and Holder and the  Trustee,  that no one or more  Holders of Notes  shall have any  right in any  manner  whatever  by virtue  of or by  reference  to any provision of this  Indenture to affect,  disturb or prejudice  the rights of any other  Holder  of  Notes,  or to  obtain  or seek  to  obtain  priority  over or preference  to any  other  such  Holder,  or to  enforce  any right  under  this
Indenture,  except in the manner herein provided and for the equal,  ratable and common  benefit of all Holders of Notes (except as otherwise  provided  herein).
For the  protection  and  enforcement  of this  Section  6.04,  each  and  every
Noteholder  and the  Trustee  shall be  entitled  to such relief as can be given either at law or in equity.

     Notwithstanding  any other provision of this Indenture and any provision of any  Note,  the  right of any  Holder  of any  Note to  receive  payment  of the principal of (including the Redemption Price or repurchase price upon redemption or repurchase  pursuant to Article 3) and premium,  if any, and accrued interest on such Note, on or after the respective due dates  expressed in such Note or in the event of redemption or repurchase,  or to institute suit for the enforcement of any such payment on or after such  respective  dates against the Issuer shall not be impaired or affected without the consent of such Holder.

     Anything  contained  in  this  Indenture  or  the  Notes  to  the  contrary notwithstanding,  the  Holder of any Note,  without  the  consent  of either the
Trustee  or the  Holder of any other  Note,  in its own  behalf  and for its own benefit,  may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of exchange as provided herein.

Section 6.05      Proceedings  by Trustee.

     In case of an Event of Default, the Trustee may, in its discretion, proceed to  protect  and  enforce  the  rights  vested in it by this  Indenture  by such appropriate  judicial proceedings as are necessary to protect and enforce any of such rights,  either by suit in equity or by action at law or by  proceeding  in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement  contained  in this  Indenture  or in aid of the exercise of any power granted in this  Indenture,  or to enforce  any other legal or  equitable  right vested in the Trustee by this Indenture or by law.

Section 6.06      Remedies  Cumulative and Continuing.

     All powers and  remedies  given by this  Article 6 to the Trustee or to the
Noteholders  shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other  powers and  remedies  available to the
Trustee or the Holders of the Notes,  by judicial  proceedings or otherwise,  to enforce the performance or observance of the covenants and agreements  contained in this  Indenture,  and no delay or omission of the Trustee or of any Holder of any of the Notes to  exercise  any right or power  accruing  upon any default or
Event of Default  occurring and  continuing  as aforesaid  shall impair any such right or power,  or shall be construed to be a waiver of any such default or any acquiescence  therein,  and,  subject to the  provisions of Section 6.04,  every power and  remedy  given by this  Article 6 or by law to the  Trustee  or to the
Noteholders  may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

Section 6.07    Direction of Proceedings and Waiver of Defaults by Majority of
------------    --------------------------------------------------------------
Noteholders.
------------

     The Holders of not less than a majority in  aggregate  principal  amount of the Notes at the time  outstanding  shall  have the  right to  direct  the time, method and place of conducting any  proceeding  for any remedy  available to the
Trustee or exercising any trust or power conferred on the Trustee; provided that
(a) such  direction  shall not be in conflict  with any rule of law or with this
Indenture,  (b) the Trustee may take any other action which is not  inconsistent with such  direction,  (c) the Trustee may decline to take any action that would benefit  some  Noteholders  to the  detriment of other  Noteholders  and (d) the
Trustee  may  decline  to take any  action  that would  involve  the  Trustee in personal liability.

     The Holders of a majority in aggregate principal amount of the Notes at the time  outstanding  may, on behalf of the Holders of all of the Notes,  waive any past default or Event of Default  hereunder  and its  consequences  except (i) a default in the payment of the principal of (including  the  Redemption  Price or repurchase price upon redemption or repurchase  pursuant to Article 3), premium, if any, or interest on the Notes,  (ii) a failure by the Issuer to exchange  any
Notes as  required  by this  Indenture,  (iii) a default  in the  payment of the
Redemption Price on the Redemption Date pursuant to Article 3, (iv) a default in the payment of the repurchase  price on the Designated  Event Repurchase Date or the  Repurchase  Date  pursuant  to  Article 3 or (v) a default  in respect of a covenant or provisions  hereof, if any, which under Article 9 cannot be modified or amended  without the consent of the Holders of all Notes then  outstanding or each Note affected thereby.

     Upon any such waiver,  the Issuer, the Trustee and the Holders of the Notes
shall be restored to their former  positions and rights  hereunder;  but no such waiver shall extend to any  subsequent  or other  default or Event of Default or impair any right  consequent  thereon.  Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default  shall for all  purposes of the Notes and this  Indenture be deemed to have been cured and to be not  continuing;  but no such  waiver  shall extend to any  subsequent  or other  default  or Event of  Default or impair any right consequent thereon.

Section 6.08      Notice of Defaults.
------------      -------------------

     The Trustee  shall,  within  ninety (90)  calendar days after a Responsible
Officer of the Trustee has knowledge of the  occurrence of default,  mail to all
Noteholders,  as the names and  addresses of such  Holders  appear upon the Note
Register,  notice of all defaults  known to a Responsible  Officer,  unless such defaults  shall  have been cured or waived  before  the  giving of such  notice;
provided  that except in the case of default in the payment of the  principal of
(including  the  Redemption   Price  or  repurchase  price  upon  redemption  or
repurchase  pursuant to Article 3), or interest on any of the Notes, the Trustee shall  be  protected  in  withholding  such  notice  if and so  long  as a trust committee of directors and/or Responsible  Officers of the Trustee in good faith determines  that  the  withholding  of such  notice  is in the  interest  of the
Noteholders.

Section 6.09    Undertaking to Pay Costs.
------------    -------------------------

     All  parties to this  Indenture  agree,  and each Holder of any Note by its acceptance  thereof  shall be deemed to have agreed,  that any court may, in its discretion,  require,  in any suit for the  enforcement  of any  right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as  Trustee,  the filing by any party  litigant in such suit of an undertaking  to pay the  costs  of such  suit  and that  such  court  may in its discretion  assess reasonable costs,  including  reasonable  attorneys' fees and expenses,  against  any party  litigant  in such suit,  having due regard to the merits  and good faith of the claims or  defenses  made by such party  litigant;
provided that the  provisions  of this Section 6.09 (to the extent  permitted by law)  shall  not  apply  to any  suit  instituted  by the  Trustee,  to any suit instituted by any Noteholder, or group of Noteholders,  holding in the aggregate more than ten percent in principal  amount of the Notes at the time  outstanding determined  in accordance  with Section  8.04, or to any suit  instituted by any
Noteholder for the enforcement of the payment of the principal of (including the
Redemption Price or repurchase  price upon redemption or repurchase  pursuant to
Article 3), or interest on any Note on or after the due date  expressed  in such
Note or to any suit for the  enforcement  of the right to  exchange  any Note in accordance with the provisions of Article 13.

ARTICLE VII
                                   THE TRUSTEE
                                   -----------

Section 7.01    Duties and Responsibilities of Trustee.
------------    ---------------------------------------

     The Trustee,  prior to the  occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are  specifically  set forth in this
Indenture. In case an Event of Default has occurred (which has not been cured or waived),  the Trustee shall  exercise such of the rights and powers vested in it by this Indenture,  and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

     No  provision of this  Indenture  shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (a)  prior to the  occurrence  of an Event of  Default  and  after the curing or waiving of all Events of Default which may have occurred:

               (i) the duties and obligations of the Trustee shall be determined solely  by the  express  provisions  of this  Indenture  and the Trust
          Indenture  Act,  and the  Trustee  shall not be liable  except for the performance  of such duties and  obligations as are  specifically  set forth in this Indenture and no implied  covenants or obligations shall be read into this  Indenture  and the Trust  Indenture Act against the
          Trustee; and

               (ii) in the  absence of bad faith and willful  misconduct  on the part of the Trustee, the Trustee may conclusively rely as to the truth of the  statements  and  the  correctness  of the  opinions  expressed therein,  upon any  certificates or opinions  furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such  certificates  or opinions which by any provisions  hereof are specifically  required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine  whether or not they conform to the requirements of this Indenture;

          (b) the Trustee  shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee,  unless the
     Trustee was negligent in ascertaining the pertinent facts;

          (c) the Trustee  shall not be liable with  respect to any action taken or omitted to be taken by it in good faith in  accordance  with the written direction of the Holders of not less than a majority in principal amount of the Notes at the time  outstanding  determined  as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

          (d) whether or not therein provided, every provision of this Indenture relating  to the  conduct  or  affecting  the  liability  of, or  affording protection  to, the  Trustee  shall be subject  to the  provisions  of this
     Section;

          (e) the  Trustee  shall not be liable in respect of any payment (as to the  correctness  of amount,  entitlement  to receive or any other  matters relating to payment) or notice  effected by the Issuer or any Paying  Agent other than the Trustee or any records  maintained by any co-registrar other than the Trustee with respect to the Notes;

          (f) if any party  fails to deliver a notice  relating  to an event the fact of which,  pursuant to this  Indenture,  requires notice to be sent to the Trustee,  the Trustee may  conclusively  rely on its failure to receive such  notice  as  reason  to act as if no  such  event  occurred  unless  a
     Responsible  Officer of the Trustee has actual knowledge  thereof or unless the Trustee has otherwise received written notice thereof; and

          (g) the Trustee shall not be deemed to have  knowledge of any Event of
     Default  hereunder  unless a Responsible  Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have been notified in writing of such Event of Default by the Issuer or a Holder of Notes.

     None of the  provisions  contained  in this  Indenture  shall  require  the
Trustee to expend or risk its own funds or otherwise  incur  personal  financial liability in the  performance  of any of its duties or in the exercise of any of its rights or powers,  if there is  reasonable  ground  for  believing  that the repayment of such funds or adequate  indemnity against such risk or liability is not reasonably assured to it.

Section 7.02      Reliance on Documents, Opinions, etc.
------------      -------------------------------------

     Except as otherwise provided in Section 7.01:

          (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution,  certificate,  statement, instrument, opinion, report, notice, request, consent, order, bond, note, Note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be  genuine  and to have been  signed or  presented  by the proper party or parties;

          (b) any request,  direction,  order or demand of the Issuer  mentioned herein shall be sufficiently  evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically  prescribed);  and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant  Secretary of the
     General Partner;

          (c) the Trustee may consult with counsel of its own  selection and any advice or Opinion of Counsel shall be full and complete  authorization  and protection  in respect of any action  taken or omitted by it  hereunder  in good faith and in reliance on and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee  shall be under no  obligation  to exercise any of the rights or powers  vested in it by this  Indenture at the request,  order or direction  of any of the  Noteholders  pursuant to the  provisions  of this
     Indenture,  unless  such  Noteholders  shall have  provided  to the Trustee reasonable security or indemnity reasonably  satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) the Trustee shall not be bound to make any investigation  into the
     facts  or  matters  stated  in  any  resolution,   certificate,  statement,
     instrument,  opinion, report, notice, request,  direction,  consent, order, bond,  note or other  paper or  document,  but the  Trustee  may make  such further inquiry or  investigation  into such facts or matters as it may see fit,  and, if the Trustee shall  determine to make such further  inquiry or investigation,  it shall be  entitled  to examine  the books,  records  and premises of the Issuer, personally or by agent or attorney;

          (f) the Trustee may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through  agents or attorneys and the Trustee shall not be  responsible  for any  misconduct or negligence  on the part of any agent or attorney  appointed  by it with due care hereunder;

          (g) the Trustee shall not be liable for any action taken,  suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Indenture;

          (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are  extended to, and shall be  enforceable  by, the Trustee in each of its capacities hereunder,  and each agent,  custodian and other Person employed to act hereunder;

          (i) the  Trustee  may  request  that the Issuer  deliver an  Officers'
     Certificate  setting  forth  the  names of  individuals  and/or  titles  of officers authorized at such time to take specified actions pursuant to this
     Indenture,  which  Officers'  Certificate  may  be  signed  by  any  person authorized to sign an Officers' Certificate, including any person specified as so  authorized  in any such  certificate  previously  delivered  and not superseded; and

          (j) any permissive right or authority granted to the Trustee shall not be construed as a mandatory duty.

Section 7.03      No Responsibility for Recitals,  etc.
------------      -------------------------------  ----

     The recitals  contained  herein and in the Notes  (except in the  Trustee's certificate of  authentication)  shall be taken as the statements of the Issuer, and the Trustee assumes no  responsibility  for the correctness of the same. The
Trustee  makes no  representations  as to the  validity or  sufficiency  of this
Indenture or of the Notes.  The Trustee shall not be accountable  for the use or
application   by  the  Issuer  of  any  Notes  or  the  proceeds  of  any  Notes authenticated  and delivered by the Trustee in conformity with the provisions of this Indenture.

Section 7.04      Trustee, Paying Agents, Exchange Agents or Registrar May Own Notes.
------------      -------------------------------------------------------------------

     The Trustee, any Paying Agent, the Exchange Agent or Note Registrar, in its
individual or any other capacity,  may become the owner or pledgee of Notes with the same rights it would have if it were not  Trustee,  Paying  Agent,  exchange agent, Exchange Agent or Note Registrar.

Section 7.05      Monies to Be Held in Trust.
------------      ---------------------------

     Subject to the  provisions  of Section  11.02,  all monies  received by the
Trustee shall,  until used or applied as herein  provided,  be held in trust for the  purposes for which they were  received.  Money held by the Trustee in trust hereunder need not be segregated  from other funds except to the extent required by law.  Except as  otherwise  provided  herein,  the Trustee  shall be under no liability  for interest on any money  received by it hereunder  except as may be agreed in writing from time to time by the Issuer and the Trustee.

Section 7.06      Compensation  and  Expenses of Trustee.
------------      ------------  ---  --------------------

     The Issuer  covenants  and agrees to pay to the Trustee  from time to time, and the  Trustee  shall be  entitled  to,  such  compensation  for all  services rendered by it  hereunder  in any  capacity  (which  shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust)
as  mutually  agreed to from time to time in writing  between the Issuer and the
Trustee,  and the Issuer will pay or reimburse  the Trustee upon its request for all reasonable expenses,  disbursements and advances reasonably incurred or made by the  Trustee  in  accordance  with any of the  provisions  of this  Indenture
(including  the  reasonable   compensation  and  the  reasonable   expenses  and
disbursements  of its counsel and of all  Persons not  regularly  in its employ)
except  any  such  expense,  disbursement  or  advance  as may  arise  from  its negligence,  willful  misconduct,  recklessness  or bad faith.  The Issuer  also covenants to indemnify the Trustee and any predecessor  Trustee (or any officer, director or employee of the Trustee),  in any capacity  under this Indenture and any  authenticating  agent for, and to hold them harmless  against,  any and all loss, liability, damage, claim or reasonable expense including taxes (other than taxes based on the income of the Trustee) incurred without  negligence,  willful misconduct,  recklessness  or bad  faith  on the  part  of the  Trustee  or such officers, directors,  employees or authenticating agent, as the case may be, and arising out of or in connection  with the acceptance or  administration  of this trust or in any other capacity  hereunder,  including the  reasonable  costs and expenses of  defending  themselves  against any claim  (whether  asserted by the
Issuer,  any  Holder or any other  Person) of  liability  in the  premises.  The obligations of the Issuer under this Section 7.06 to compensate or indemnify the
Trustee  and  to  pay  or  reimburse  the  Trustee  for   reasonable   expenses,
disbursements and advances shall be secured by a lien prior to that of the Notes upon all property  and funds held or  collected  by the Trustee as such,  except funds held in trust for the  benefit of the  Holders of  particular  Notes.  The obligation of the Issuer under this Section shall survive the  satisfaction  and discharge of this Indenture.

     When the Trustee and its agents and any authenticating agent incur expenses or render  services  after an Event of Default  specified  in  Section  6.01(g),
6.01(h) or 6.01(i)  with  respect to the Issuer  occurs,  the  expenses  and the compensation for the services are intended to constitute  reasonable expenses of administration under any bankruptcy, insolvency or similar laws.

Section 7.07      Officers'  Certificate  as Evidence.
------------      ---------  -----------  ------------

     Except  as   otherwise   provided   in  Section   7.01,   whenever  in  the
administration  of the  provisions  of this  Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action  hereunder,  such matter  (unless other  evidence in respect thereof  be  herein  specifically  prescribed)  may,  in the  absence  of  gross negligence,  bad faith,  recklessness  or willful  misconduct on the part of the
Trustee,  be deemed to be  conclusively  proved and  established by an Officers'
Certificate delivered to the Trustee.

Section 7.08      Conflicting  Interests of Trustee.
------------      -----------  ---------------------

     If the  Trustee  has or shall  acquire a  conflicting  interest  within the meaning of the Trust  Indenture  Act, the Trustee  shall either  eliminate  such interest or resign,  to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 7.09      Eligibility of Trustee.
------------      -----------------------

     There  shall at all times be a Trustee  hereunder  which  shall be a Person that is eligible  pursuant to the Trust  Indenture  Act to act as such and has a combined  capital  and  surplus of at least $50  million (or if such Person is a member of a bank holding company  system,  its bank holding company shall have a combined capital and surplus of at least $50 million).  If such Person publishes reports of condition at least annually,  pursuant to law or to the  requirements of any supervising or examining authority, then for the purposes of this Section the  combined  capital  and  surplus  of such  Person  shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so  published.  If at any  time  the  Trustee  shall  cease  to be  eligible  in accordance with the provisions of this Section 7.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.10      Resignation  or Removal of Trustee.

          (a) The  Trustee may at any time  resign by giving  written  notice of such resignation to the Issuer and to the Holders of Notes.  Upon receiving such notice of resignation,  the Issuer shall promptly  appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of  Directors,  one copy of which  instrument  shall  be  delivered  to the resigning  Trustee and one copy to the successor  trustee.  If no successor trustee shall have been so appointed and have  accepted  appointment  sixty
     (60) calendar days after the mailing of such notice of  resignation  to the
     Noteholders,  the resigning  Trustee may, upon ten Business Days' notice to the Issuer and the  Noteholders,  appoint a  successor  identified  in such notice  or may  petition,  at the  expense  of the  Issuer,  any  court  of competent  jurisdiction for the appointment of a successor trustee,  or, if any  Noteholder  who has been a bona fide  holder of a Note or Notes for at least six months may,  subject to the provisions of Section 6.09, on behalf of itself and all others  similarly  situated,  petition any such court for the  appointment of a successor  trustee.  Such court may thereupon,  after such  notice,  if any,  as it may deem  proper  and  prescribe,  appoint  a successor trustee.

          (b) In case at any time any of the following shall occur:

               (i) the  Trustee  shall fail to comply  with  Section  7.08 after written  request  therefor by the Issuer or by any  Noteholder who has been a bona fide holder of a Note or Notes for at least six months; or

               (ii) the Trustee  shall cease to be eligible in  accordance  with the  provisions of Section 7.09 and shall fail to resign after written request therefor by the Issuer or by any such Noteholder; or

               (iii) the Trustee shall become  incapable of acting,  or shall be adjudged a bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be  appointed,  or any public  officer  shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

          then, in any such case,  the Issuer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate,  executed by order of the Board of Directors,  one copy of which instrument shall be delivered to the  Trustee  so  removed  and one copy to the  successor  trustee,  or, subject to the  provisions of Section 6.09,  any  Noteholder who has been a bona fide  holder of a Note or Notes for at least six months may, on behalf of  itself  and all  others  similarly  situated,  petition  any  court  of competent  jurisdiction  for the removal of the Trustee and the appointment of a successor  trustee;  provided that if no successor  Trustee shall have been appointed and have accepted appointment sixty (60) calendar days after either  the Issuer or the  Noteholders  has  removed  the  Trustee,  or the
     Trustee resigns, the Trustee so removed may petition, at the expense of the
     Issuer,  any  court  of  competent  jurisdiction  for an  appointment  of a successor trustee. Such court may thereupon,  after such notice, if any, as it may deem  proper  and  prescribe,  remove  the  Trustee  and  appoint  a successor trustee.

          (c) Any  resignation  or removal of the Trustee and  appointment  of a successor  trustee  pursuant to any of the  provisions of this Section 7.10 shall become  effective  upon  acceptance of  appointment  by the successor trustee as provided in Section 7.11.

          (d)  Notwithstanding  the replacement of the Trustee  pursuant to this
     Section, the Issuer's obligations under Section 7.06 shall continue for the benefit of the retiring Trustee.

Section 7.11      Acceptance by Successor Trustee.
------------      --------------------------------

     Any successor  trustee appointed as provided in Section 7.10 shall execute, acknowledge  and  deliver  to  the  Issuer  and to its  predecessor  trustee  an instrument accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor  trustee shall become effective and such successor trustee,  without any further act, deed or conveyance,  shall become vested with all the rights,  powers,  duties and obligations of its  predecessor  hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the  written  request of the Issuer or of the  successor  trustee,  the  trustee ceasing to act shall,  upon  payment of any amount  then due it  pursuant to the provisions of Section 7.06,  execute and deliver an instrument  transferring  to such  successor  trustee  all the rights and powers of the trustee so ceasing to act. Upon request of any such  successor  trustee,  the Issuer shall execute any and all  instruments  in  writing  for more fully and  certainly  vesting in and confirming  to such  successor  trustee all such rights and powers.  Any trustee ceasing to act shall,  nevertheless,  retain a lien upon all  property and funds held or collected  by such  trustee as such,  except for funds held in trust for the benefit of Holders of  particular  Notes,  to secure any amounts then due it pursuant to the provisions of Section 7.06.

     No successor  trustee shall accept  appointment as provided in this Section
7.11 unless,  at the time of such  acceptance,  such successor  trustee shall be qualified  under  the  provisions  of  Section  7.08 and be  eligible  under the provisions of Section 7.09.

     Upon  acceptance of appointment by a successor  trustee as provided in this
Section 7.11, the Issuer (or the former trustee, at the written direction of the
Issuer)  shall  mail or cause to be  mailed  notice  of the  succession  of such trustee  hereunder  to the  Holders  of Notes at their  addresses  as they shall appear on the Note Register.  If the Issuer fails to mail such notice within ten
(10) calendar days after acceptance of appointment by the successor trustee, the successor  trustee  shall  cause such  notice to be mailed at the expense of the
Issuer.

Section 7.12      Succession  by Merger.
------------      ----------  ----------

     Any  corporation  into which the Trustee may be merged or exchanged or with which it may be  consolidated,  or any  corporation  resulting  from any merger, exchange  or  consolidation  to which  the  Trustee  shall  be a  party,  or any corporation  succeeding  to all or  substantially  all  of the  corporate  trust business of the Trustee  (including any trust created by this Indenture),  shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any  corporation  succeeding to all or  substantially  all of the corporate  trust business of the Trustee,  such  corporation  shall be qualified under the  provisions  of Section  7.08 and  eligible  under the  provisions  of
Section 7.09.

     In case at the time such  successor  to the  Trustee  shall  succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered,  any such successor to the Trustee may adopt the  certificate of authentication of any predecessor  trustee or authenticating  agent appointed by such predecessor  trustee,  and deliver such Notes so  authenticated;  and in case at that  time any of the  Notes  shall  not have  been  authenticated,  any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Notes in the name of the successor trustee; and in all such cases such  certificates  shall have the full force that is provided in the Notes or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor  Trustee or authenticate  Notes in the name of any  predecessor  Trustee  shall apply only to its successor or successors by merger, exchange or consolidation.

Section 7.13      Preferential  Collection of Claims.
------------      ------------  ---------------------

     If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust  Indenture  Act regarding  the  collection  of the claims  against the
Issuer (or any such other obligor).

ARTICLE VIII

                                 THE NOTEHOLDERS
                                 ---------------

Section 8.01      Action by  Noteholders.
------------      ---------  ------------

     Whenever in this  Indenture it is provided  that the Holders of a specified percentage  in  aggregate  principal  amount of the  Notes  may take any  action
(including  the  making of any  demand or  request,  the  giving of any  notice, consent or waiver or the taking of any other action),  the fact that at the time of taking any such action, the Holders of such specified  percentage have joined therein may be evidenced (a) by any  instrument or any number of  instruments of similar tenor executed by  Noteholders in person or by agent or proxy  appointed in writing, or (b) by the record of the Holders of Notes voting in favor thereof at any meeting of  Noteholders,  or (c) by a combination  of such  instrument or instruments and any such record of such a meeting of  Noteholders.  Whenever the
Issuer or the  Trustee  solicits  the taking of any action by the Holders of the
Notes, the Issuer or the Trustee may fix in advance of such  solicitation a date as the Record Date for  determining  Holders  entitled to take such action.  The
Record Date, if any,  shall be not more than fifteen (15) calendar days prior to the date of commencement of solicitation of such action.

Section 8.02      Proof of Execution by  Noteholders.
------------      ---------------------  ------------

     Subject to the provisions of Sections 7.01 and 7.02, proof of the execution of any  instrument  by a Noteholder or its agent or proxy shall be sufficient if made  in  accordance  with  such  reasonable  rules  and  regulations  as may be prescribed  by the  Trustee or in such  manner as shall be  satisfactory  to the
Trustee.  The holding of Notes shall be proved by the  registry of such Notes or by a certificate of the Note Registrar.

Section 8.03      Absolute Owners.
------------      ----------------

     The Issuer, the Trustee,  any Paying Agent, any exchange agent and any Note
Registrar may deem the Person in whose name such Note shall be  registered  upon the Note  Register to be, and may treat it as, the  absolute  owner of such Note
(whether or not such Note shall be overdue and  notwithstanding  any notation of ownership or other  writing  thereon made by any Person other than the Issuer or any Note Registrar) for the purpose of receiving payment of or on account of the principal of (including the Redemption Price or repurchase price upon redemption or  repurchase  pursuant to Article 3),  premium,  if any,  and interest on such
Note,  for  exchange  of such Note and for all other  purposes;  and neither the
Issuer nor the Trustee nor any Paying Agent nor any exchange  agent nor any Note
Registrar shall be affected by any notice to the contrary.  All such payments so made to any Holder for the time being, or upon its order,  shall be valid,  and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

Section 8.04      Issuer-owned Notes Disregarded.
------------      -------------------------------

     In  determining  whether the Holders of the requisite  aggregate  principal amount of Notes have concurred in any direction, consent, waiver or other action under this  Indenture,  Notes which are owned by the Issuer or any other obligor on the Notes or any  Affiliate  of the Issuer or any other  obligor on the Notes shall be  disregarded  and deemed not to be  outstanding  for the purpose of any such  determination;  provided that for the purposes of determining  whether the
Trustee shall be protected in relying on any such direction,  consent, waiver or other action, only Notes which a Responsible Officer knows are so owned shall be so  disregarded.  Notes so owned  which  have been  pledged in good faith may be regarded as  outstanding  for the  purposes of this  Section 8.04 if the pledgee shall  establish to the  satisfaction of the Trustee the pledgee's right to vote such Notes and that the  pledgee  is not the  Issuer,  any other  obligor on the
Notes or any Affiliate of the Issuer or any such other obligor. In the case of a dispute as to such right,  any decision by the Trustee  taken upon the advice of counsel shall be full  protection  to the Trustee.  Upon request of the Trustee, the Issuer  shall  furnish to the  Trustee  promptly  an  Officers'  Certificate listing and  identifying  all Notes,  if any, known by the Issuer to be owned or held by or for the account of any of the above described  Persons,  and, subject to  Section  7.01,  the  Trustee  shall be  entitled  to accept  such  Officers'
Certificate  as  conclusive  evidence of the facts  therein set forth and of the fact that all Notes not listed  therein are  outstanding  for the purpose of any such determination.

Section 8.05      Revocation of Consents;  Future Holders Bound.
------------      -----------------------  ---------------------

     At any time prior to the evidencing to the Trustee,  as provided in Section
8.01, of the taking of any action by the Holders of the  percentage in aggregate principal  amount of the Notes  specified in this  Indenture in connection  with such action,  any Holder of a Note which is shown by the evidence to be included in the Notes the Holders of which have  consented  to such action may, by filing written notice with the Trustee at its Corporate  Trust Office and upon proof of holding as provided in Section 8.02,  revoke such action so far as concerns such
Note. Except as aforesaid, any such action taken by the Holder of any Note shall be  conclusive  and  binding  upon such  Holder and upon all future  Holders and owners  of such  Note  and of any  Notes  issued  in  exchange  or  substitution therefor,  irrespective  of whether any notation in regard  thereto is made upon such Note or any Note issued in exchange or substitution therefor.

ARTICLE IX

                             SUPPLEMENTAL INDENTURES
                             -----------------------

Section 9.01      Supplemental Indentures Without Consent of Noteholders.
------------      -------------------------------------------------------

     The Issuer,  when  authorized by the resolutions of the Board of Directors, the Guarantor and the Trustee may, from time to time, and at any time enter into an indenture or  indentures  supplemental  without the consent of the Holders of the Notes hereto for one or more of the following purposes:

          (a) to  evidence  a  successor  to the  Issuer  as  obligor  or to the
     Guarantor as guarantor under this Indenture;

          (b) to add to the  covenants  of the Issuer or the  Guarantor  for the benefit  of the  Holders  of the Notes or to  surrender  any right or power conferred  upon the Issuer or the  Guarantor  in this  Indenture  or in the
     Notes;

          (c) to add Events of  Default  for the  benefit of the  Holders of the
     Notes;

          (d) to amend or supplement any provisions of this Indenture, including to issue  additional  series of  securities  hereunder  as permitted by the
     Indenture;  provided  that no  amendment  or  supplement  shall  materially
     adversely   affect  the   interests  of  the  Holders  of  any  Notes  then
     outstanding;

          (e) to secure the Notes;

          (f) to  provide  for the  acceptance  of  appointment  of a  successor
     Trustee or facilitate the administration of the trusts under this Indenture by more than one Trustee;

          (g) to cure any ambiguity,  defect or inconsistency in this Indenture;
     provided that this action shall not  adversely  affect the interests of the
     Holders of the Notes in any material respect;

          (h) to  supplement  any of the  provisions  of this  Indenture  to the extent necessary to permit or facilitate defeasance and discharge of any of the  Notes;  provided  that the  action  shall  not  adversely  affect  the interests of the Holders of the Notes in any material respect;

          (i) to modify this  Indenture  and the Notes to increase  the Exchange
     Rate or reduce the Exchange Price; provided that the increase or reduction, as the case may be,  is in  accordance  with the terms of the Notes or will not adversely affect the interests of the Holders of the Notes; or

          (j) to conform the text of this Indenture,  any Guarantee or the Notes to any  provision  of the  description  thereof  set forth in the  Offering
     Memorandum to the extent that such provision in the Offering Memorandum was intended to be a verbatim recitation of a provision in this Indenture, such
     Guarantee or the Notes.

     Upon  the  written  request  of the  Issuer,  accompanied  by a copy of the resolutions  of the  Board  of  Directors  certified  by the  General  Partner's
Secretary or Assistant  Secretary  authorizing the execution of any supplemental indenture,  the  Trustee  is hereby  authorized  to join with the Issuer and the
Guarantor  in the  execution  of any such  supplemental  indenture,  to make any further  appropriate  agreements and stipulations  that may be therein contained
and  to  accept  the  conveyance,   transfer  and  assignment  of  any  property
thereunder,  but  the  Trustee  shall  not  be  obligated  to,  but  may  in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any  supplemental  indenture  authorized by the  provisions of this Section
9.01 may be executed by the Issuer,  the Guarantor  and the Trustee  without the
consent  of  the  Holders  of  any  of  the  Notes  at  the  time   outstanding,
notwithstanding any of the provisions of Section 9.02.

Section 9.02      Supplemental  Indenture With Consent of Noteholders.
------------      ------------  --------------------------------------

     With the consent (evidenced as provided in Article 8) of the Holders of not less than a  majority  in  aggregate  principal  amount of the Notes at the time outstanding,  the Issuer,  when  authorized by the  resolutions  of the Board of
Directors, the Guarantor and the Trustee may, from time to time and at any time, enter into an indenture  or  indentures  supplemental  hereto for the purpose of adding any  provisions  to or changing in any manner or  eliminating  any of the provisions of this Indenture or any  supplemental  indenture or modifying in any manner  the  rights  of  the  Holders  of  the  Notes;  provided  that  no  such supplemental  indenture shall, without the consent of the Holder of each Note so affected:

          (a) change the Stated  Maturity of the principal of or any installment of interest on the Notes,  reduce the  principal  amount of, or the rate or amount of interest on, or any premium  payable on redemption of, the Notes, or  adversely  affect  any right of  repayment  of the Holder of the Notes, change  the place of  payment,  or the coin or  currency,  for  payment  of principal of or interest on any Note or impair the right to institute  suit for the enforcement of any payment on or with respect to the Notes;

          (b) reduce the percentage in principal amount of the outstanding Notes necessary  to modify or amend  this  Indenture,  to waive  compliance  with certain  provisions  of  this  Indenture  or  certain  defaults  and  their consequences  provided in this Indenture,  or to reduce the requirements of quorum or change voting requirements set forth in this Indenture;

          (c) modify or affect in any manner  adverse to the  Holders  the terms and  conditions of the  obligations  of the Guarantor in respect of the due and punctual payments of principal and interest;

          (d) modify  any of this  Section  9.02 or  Section  6.07 or any of the provisions  relating  to the waiver of  certain  past  defaults  or certain covenants,  except to increase the required percentage to effect the action or to provide that certain other  provisions  may not be modified or waived without the consent of the Holders of the Notes;

          (e) modify the  provisions of Section 3.05 in a manner  adverse to the
     Holders of the Notes,  including the Issuer's  obligation to repurchase the
     Notes following a Designated Event; or

          (f) adversely affect the Holders' rights contained in Section 3.06 and
     Section 13.01 of this Indenture.

     Upon  the  written  request  of the  Issuer,  accompanied  by a copy of the resolutions  of the  Board  of  Directors  certified  by the  General  Partner's
Secretary  or  Assistant  Secretary   authorizing  the  execution  of  any  such
supplemental indenture,  and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid,  the Trustee shall join with the Issuer and the  Guarantor  in the  execution  of such  supplemental  indenture  unless such supplemental  indenture  affects the Trustee's own rights,  duties or immunities under  this  Indenture  or  otherwise,  in  which  case the  Trustee  may in its discretion,  but  shall  not be  obligated  to,  enter  into  such  supplemental indenture.

     It shall not be  necessary  for the consent of the  Noteholders  under this
Section  9.02  to  approve  the  particular  form of any  proposed  supplemental indenture,  but it  shall  be  sufficient  if such  consent  shall  approve  the substance thereof.

Section 9.03      Effect of Supplemental Indenture.
------------      ---------------------------------

     Any  supplemental  indenture  executed  pursuant to the  provisions of this
Article 9 shall comply with the Trust Indenture Act, as then in effect, provided that this  Section  9.03 shall not require  such  supplemental  indenture or the
Trustee to be  qualified  under the Trust  Indenture  Act prior to the time,  if ever,  such  qualification  is in fact  required  under  the  terms of the Trust
Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it  constitute  any admission or  acknowledgment  by any party to such supplemental  indenture  that any such  qualification  is required  prior to the time, if ever,  such  qualification  is in fact required  under the terms of the
Trust  Indenture  Act or the  Indenture  has  been  qualified  under  the  Trust
Indenture Act. Upon the execution of any supplemental  indenture pursuant to the provisions  of this  Article  9,  this  Indenture  shall be and be  deemed to be modified  and  amended  in  accordance  therewith  and  the  respective  rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Notes shall thereafter be determined, exercised and enforced hereunder,  subject in all respects to such modifications and  amendments  and all the  terms  and  conditions  of any  such  supplemental indenture  shall be and be deemed to be part of the terms and conditions of this
Indenture for any and all purposes.

Section 9.04      Notation on Notes.
------------      ------------------

     Notes  authenticated  and delivered after the execution of any supplemental indenture  pursuant to the  provisions  of this Article 9 may bear a notation in form approved by the Trustee as to any matter provided for in such  supplemental indenture.  If the  Issuer  or the  Trustee  shall so  determine,  new  Notes so modified  as to  conform,  in the  opinion  of the  Trustee  and  the  Board  of
Directors,  to  any  modification  of  this  Indenture  contained  in  any  such supplemental indenture may, at the Issuer's expense, be prepared and executed by the  Issuer,  authenticated  by the  Trustee  (or an  authenticating  agent duly appointed by the Trustee  pursuant to Section  16.11) and  delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 9.05    Evidence of Compliance of Supplemental Indenture to Be
------------    ------------------------------------------------------
Furnished to Trustee.
---------------------

     Prior to entering into any supplemental  indenture pursuant to this Article
9, the Trustee shall be provided with an Officers' Certificate and an Opinion of
Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto  complies  with  the  requirements  of this  Article  9 and is  otherwise authorized or permitted by this Indenture.

ARTICLE X

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE
               -------------------------------------------------

Section 10.01     Issuer May Consolidate on Certain Terms.
-------------     ----------------------------------------

     Nothing  contained  in this  Indenture  or in the Notes  shall  prevent any consolidation  or merger of the Issuer with or into any other  Person or Persons
(whether or not affiliated  with the Issuer),  or successive  consolidations  or mergers in which either the Issuer will be the  continuing  entity or the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance,  transfer or lease of all or substantially all of the property of the Issuer,  to any other Person (whether or not affiliated with the Issuer);
provided, however, that the following conditions are met:

          (a) the Issuer shall be the continuing entity, or the successor entity
     (if other than the Issuer) formed by or resulting from any consolidation or merger or which shall have received the transfer of assets shall  expressly assume payment of the principal of and interest on all of the Notes and the due and punctual  performance  and  observance  of all of the covenants and conditions in this Indenture;

          (b) if as a result  of such  transaction  the Net  Amount of the Notes become exchangeable into common stock or other securities issued by a third
     party,   such  third  party  fully  and   unconditionally   guarantees  all
     obligations under the Notes and this Indenture;

          (c) immediately after giving effect to such  transaction,  no Event of
     Default and no event which,  after notice or lapse of time, or both,  would become an Event of Default, shall have occurred and be continuing; and

          (d) either the Issuer or the successor  Person,  in either case, shall have  delivered to the Trustee an Officers'  Certificate  and an Opinion of
     Counsel,  each stating that such consolidation,  merger, sale,  conveyance, transfer  or  lease  and,  if  a  supplemental  indenture  is  required  in connection with such transaction,  such supplemental  indenture comply with this  Article 10 and that all  conditions  precedent  herein  provided  for relating to such transaction have been complied with.

     No such consolidation, merger, sale, conveyance, transfer or lease shall be permitted by this Section 10.01 unless prior  thereto the  Guarantor  shall have delivered to the Trustee a Guarantor's  Officers'  Certificate and an Opinion of
Counsel, each stating that the Guarantor's obligations hereunder shall remain in full force and effect thereafter.

Section 10.02     Issuer Successor to Be Substituted.
-------------     -----------------------------------

     Upon any  consolidation by the Issuer with or merger of the Issuer into any other Person or any sale, conveyance,  transfer or lease of all or substantially all of the properties and assets of the Issuer to any Person in accordance  with
Section 10.01, the successor  Person formed by such  consolidation or into which the  Issuer is merged or to which such sale,  conveyance,  transfer  or lease is made shall succeed to, and be substituted  for, and may exercise every right and power of,  the  Issuer  under  this  Indenture  with the same  effect as if such successor Person had been named as the Issuer herein, and thereafter,  except in the  case of a  lease,  the  predecessor  Person  shall  be  released  from  all obligations and covenants under this Indenture and the Notes.

     In case of any such consolidation,  merger, sale,  conveyance,  transfer or lease,  such changes in phraseology  and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Section 10.03     Guarantor May  Consolidate on Certain Terms.
-------------     -------------  -----------------------------

     Nothing  contained  in this  Indenture  or in the Notes  shall  prevent any consolidation  or  merger  of the  Guarantor  with or into any  other  Person or
Persons   (whether  or  not  affiliated  with  the  Guarantor),   or  successive
consolidations  or mergers in which either the Guarantor  will be the continuing entity or the  Guarantor  or its  successor  or  successors  shall be a party or parties,  or shall  prevent  any sale,  conveyance,  transfer or lease of all or substantially all of the property of the Guarantor, to any other Person (whether or not affiliated with the Guarantor); provided, however, that:

          (a) the Guarantor  shall be the  continuing  entity,  or the successor entity  (if  other  than the  Guarantor)  formed by or  resulting  from any consolidation or merger or which shall have received the transfer of assets shall expressly assume the obligations of the Guarantor under the Guarantee and the due and punctual performance and observance of all of the covenants and conditions in this Indenture;

          (b) if as a result of such  transaction the Notes become  exchangeable into common stock or other securities  issued by a third party,  such third party fully and unconditionally  guarantees all obligations under the Notes and this Indenture;

          (c) immediately after giving effect to such  transaction,  no Event of
     Default and no event which,  after  notice or lapse of time or both,  would become an Event of Default, shall have happened and be continuing; and

          (d) each of the Guarantor  and the  successor  Person has delivered to the Trustee an Officers'  Certificate  of the  Guarantor  and an Opinion of
     Counsel,  each stating that such consolidation,  sale, merger,  conveyance, transfer or lease and such supplemental  indenture comply with this Article
     10 and that all conditions  precedent  herein provided for relating to such transaction have been complied with.

Section 10.04     Guarantor Successor to Be Substituted.
-------------     --------------------------------------

     Upon any consolidation or merger or any sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Guarantor to any
Person in accordance  with Section  10.04,  the successor  Person formed by such consolidation  or into  which the  Guarantor  is merged or to which  such  sale, conveyance,  transfer or lease is made shall succeed to, and be substituted for, and may exercise  every right and power of, the Guarantor  under this  Indenture with the same effect as if such successor Person had been named as the Guarantor herein,  and thereafter,  except in the case of a lease, the predecessor  Person shall be released from all obligations  and covenants  under this Indenture.  In case of any such consolidation,  merger,  sale,  conveyance,  transfer or lease, such changes in  phraseology  and form (but not in substance) may be made in the
Notes thereafter to be issued as may be appropriate.

Section 10.05     Assumption by Guarantor.
-------------     ------------------------

     The  Guarantor,  or a  Subsidiary  thereof,  may  directly  assume,  by  an indenture  supplemental  hereto,  executed and delivered to the Trustee, in form satisfactory to the Trustee,  the due and punctual  payment of the principal of, any premium and interest on all the Notes and the  performance of every covenant of this  Indenture on the part of the Issuer to be  performed or observed.  Upon any such  assumption,  the Guarantor or such Subsidiary shall succeed to, and be substituted for and may exercise every right and power of, the Issuer under this
Indenture  with the same effect as if the Guarantor or such  Subsidiary had been named as the Issuer herein and the Issuer shall be released from all obligations and covenants with respect to the Notes. No such  assumption  shall be permitted unless the Guarantor  has delivered to the Trustee (i) an Officers'  Certificate of the  Guarantor and an Opinion of Counsel,  each stating that such  assumption and supplemental  indenture comply with this Article 10, and that all conditions precedent  herein provided for relating to such  transaction  have been complied with and that, in the event of assumption by a Subsidiary, the Guarantee and all other covenants of the Guarantor herein remain in full force and effect and (ii)
an opinion  of  independent  counsel  that the  Holders  of Notes  shall have no materially  adverse United States federal tax  consequences  as a result of such assumption,  and  that,  if any  Notes  are then  listed  on the New York  Stock
Exchange, that such Notes shall not be delisted as a result of such assumption.

ARTICLE XI

                     SATISFACTION AND DISCHARGE OF INDENTURE
                     ---------------------------------------

Section 11.01     Discharge of Indenture.
-------------     -----------------------

     This  Indenture  shall  cease to be of  further  effect  (except  as to any surviving  rights of  exchange,  registration  of  transfer or exchange of Notes herein expressly  provided for and except as further  provided  below),  and the
Trustee,  on demand of and at the expense of the Issuer,  shall  execute  proper instruments acknowledging satisfaction and discharge of this Indenture, when (a)
either:  (1) all Notes  theretofore  authenticated and delivered (other than (i)
Notes which have been destroyed,  lost or stolen and which have been replaced or paid as provided  in Section  11.04 and (ii) Notes for whose  payment  money has theretofore  been  deposited  in trust and  thereafter  repaid to the  Issuer as provided in Section 11.04) have been delivered to the Trustee for  cancellation;
or (2) all such Notes not theretofore  delivered to the Trustee for cancellation
(i) have become due and payable,  whether at the Maturity Date,  Repurchase Date or Designated Event  Repurchase Date or upon exchange or otherwise,  or (ii) are to be called for redemption under  arrangements  satisfactory to the Trustee for the  giving of notice  of  redemption  by the  Trustee  in the name,  and at the expense,  of the Issuer, and the Issuer, in the case of clause (1) or (2) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee a Paying  Agent or the  Exchange  Agent  (other  than the  Issuer  or any of its
Affiliates), as applicable, as trust funds in trust cash and/or shares of Common
Stock (as applicable  under the terms of the Indenture) in an amount  sufficient to pay and  discharge  the entire  indebtedness  on such  Notes not  theretofore delivered to the Trustee for  cancellation,  for  principal  and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Maturity  Date,  Redemption  Date,  Repurchase  Date or Designated  Event
Repurchase  Date, as the case may be;  provided,  however,  that there shall not exist,  on the date of such  deposit,  a default or Event of Default;  provided, further,  that such  deposit  shall not result in a breach or  violation  of, or constitute a default under,  this Indenture or any other agreement or instrument to which the Issuer is a party or to which the  Issuer is bound;  (b) the Issuer has paid or caused to be paid all other sums  payable  hereunder  by the Issuer;
and (c) the Issuer has delivered to the Trustee an Officers'  Certificate and an
Opinion of Counsel,  each stating that all conditions  precedent herein provided for  relating to the  satisfaction  and  discharge of this  Indenture  have been complied with.

     Notwithstanding  the  satisfaction  and  discharge of this  Indenture,  the obligations  of the Issuer to the Trustee  under Section 7.06 shall survive and, if money shall have been deposited with the Trustee pursuant to subclause (2) of clause (a) of this Section,  the provisions of Sections 2.05,  2.06, 2.07, 3.05,
3.06,  5.01,  Article 13 and this Article 11, shall survive until the Notes have been paid in full.

Section 11.02     Deposited  Monies to Be Held in Trust by Trustee.
-------------     ---------  --------------------------------------

     Subject to Section 11.04, all monies deposited with the Trustee pursuant to
Section 7.05 shall be held in trust for the sole benefit of the Noteholders, and such monies shall be applied by the Trustee to the payment,  either  directly or through  any  Paying  Agent  (including  the  Issuer if acting as its own Paying
Agent),  to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited  with the Trustee,  of all sums due and to become due thereon for  principal,  premium,  if any, and  interest.  All moneys deposited  with the  Trustee  pursuant  to  Section  7.05 (and held by it or any
Paying Agent) for the payment of Notes subsequently  exchanged shall be returned to the  Issuer  upon  request.  The  Trustee  is not  responsible  to anyone for interest on any deposited funds except as agreed in writing.

Section 11.03     Paying Agent to Repay Monies Held.
-------------     ----------------------------------

     Subject to the provisions of Section  11.04,  the Trustee or a Paying Agent shall hold in trust,  for the benefit of the  Noteholders,  all money  deposited with it  pursuant  to  Section  11.01 and shall  apply  the  deposited  money in accordance  with this Indenture and the Notes to the payment of the principal of
(including  the  Redemption   Price  or  repurchase  price  upon  redemption  or
repurchase pursuant to Article 3) and interest on the Notes.

Section 11.04     Return of Unclaimed  Monies.
-------------     -------------------  -------

     The Trustee and each Paying  Agent shall pay to the Issuer upon request any money  held by them for the  payment  of  principal  or  interest  that  remains unclaimed  for two  years  after a right to such  money has  matured;  provided, however,  that the Trustee or such Paying Agent,  before being  required to make any such  payment,  may,  at the  expense  of the  Issuer,  either  publish in a newspaper  of  general  circulation  in The City of  Providence,  or cause to be mailed to each Holder  entitled to such  money,  notice that such money  remains unclaimed  and that  after a date  specified  therein,  which  shall be at least thirty (30)  calendar  days from the date of such  mailing or  publication,  any unclaimed  balance of such money then  remaining  will be repaid to the  Issuer.
After payment to the Issuer,  Holders  entitled to money must look to the Issuer for payment as general  creditors  unless an applicable  abandoned  property law designates  another  person,  and the  Trustee  and each  Paying  Agent shall be relieved of all liability with respect to such money.

Section 11.05     Reinstatement.
-------------     --------------

     If the  Trustee  or the  Paying  Agent  is  unable  to apply  any  money in accordance with Section 11.02 by reason of any order or judgment of any court or governmental  authority  enjoining,  restraining or otherwise  prohibiting  such application,  the Issuer's  obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred  pursuant to Section
11.01 until such time as the Trustee or the Paying  Agent is  permitted to apply all such money in  accordance  with Section  11.02;  provided that if the Issuer makes  any  payment  of  principal  of or  interest  on any Note  following  the reinstatement of its  obligations,  the Issuer shall be subrogated to the rights of the Holders of such Notes to receive  such payment from the money held by the
Trustee or Paying Agent.

ARTICLE XII

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS
        ---------------------------------------------------------------

Section 12.01     Indenture and Notes Solely  Corporate  Obligations.
-------------     --------------------------  ---------  ------------

     Except as otherwise  expressly  provided in Article 15, no recourse for the payment of the principal of (including the Redemption  Price or repurchase price upon  redemption or repurchase  pursuant to Article 3) or,  premium,  if any, or interest on any Note,  or for any claim based  thereon or  otherwise  in respect thereof, and no recourse under or upon any obligation,  covenant or agreement of the Issuer or the Guarantor in this Indenture or in any  supplemental  indenture or in any Note or any Guarntee,  or because of the creation of any  indebtedness represented  thereby,  shall  be  had  against  any  incorporator,  stockholder, partner, member, manager,  employee,  agent, officer, director or subsidiary, as such, past, present or future, of the General Partner,  the Issuer or any of the
Issuer's  subsidiaries or of any successor  thereto,  either directly or through the Issuer or any of the Issuer's subsidiaries or any successor thereto, whether by virtue of any constitution,  statute or rule of law, or by the enforcement of any assessment or penalty or otherwise;  it being expressly  understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

ARTICLE XIII

                                EXCHANGE OF NOTES
                                -----------------

Section 13.01     Right to Exchange.
-------------     ------------------

          (a) Subject to the restrictions on ownership of shares of Common Stock as set forth in Section 13.12 and upon  compliance  with the  provisions of this  Indenture,  on or prior to the close of business on the  Business Day immediately  preceding  the  Maturity  Date,  the  Holder  of any Notes not
     previously  redeemed or repurchased  shall have the right, at such Holder's option,  to exchange its Notes,  or any portion thereof which is a multiple of $1,000,  into cash or cash and Common Stock, as the case may be, with an aggregate  value equal to the Exchange Value, by surrender of such Notes so to be exchanged  in whole or in part,  together  with any  required  funds, under the  circumstances  and in the manner  described  in this Article 13.
     Holders may exchange  their Notes at any time on or after  October 1, 2026.
     In addition,  Holders may exchange their Notes at any time prior to October
     1, 2026 only upon occurrence of one of the following events:

               (i)  Exchange  Upon  Satisfaction  of Market Price  Condition.  A
          Holder may surrender any of its Notes for exchange during any calendar quarter  beginning  after  December  31,  2006 (and only  during  such calendar  quarter)  if,  and only if,  the  Closing  Sale Price of the
          Common  Stock for at least  twenty (20)  Trading Days in the period of thirty (30) consecutive Trading Days ending on the last Trading Day of the preceding calendar quarter is more than 130% of the Exchange Price per share of Common Stock in effect on the applicable Trading Day.

               The Trustee (or other  Exchange  Agent  appointed  by the Issuer)
          shall, on behalf of the Issuer,  determine on a daily basis during the time period  specified in this Section  13.01(a)(i)  whether the Notes shall  be  exchangeable  as a  result  of the  occurrence  of an event
          specified   in  this  clause  (i)  and,  if  the  Notes  shall  be  so exchangeable,  the Trustee (or other Exchange  Agent  appointed by the
          Issuer) shall  promptly  deliver to the Issuer and the Trustee (if the
          Trustee is not the Exchange Agent) written notice thereof.

               (ii) Exchange Upon  Satisfaction  of Trading Price  Condition.  A
          Holder may surrender any of its Notes for exchange during the five (5)
          consecutive  Trading  Day period  following  any five (5)  consecutive
          Trading Days in which the Trading Price per $1,000 principal amount of
          Notes (as  determined  following  a  reasonable  written  request by a
          Holder of the Notes) was less than 98% of the  product of the  Closing
          Sale Price of the Common Stock during such period,  multiplied  by the
          Applicable Exchange Rate.

               "Trading Price" per $1,000  principal amount of Notes on any date of  determination  means  the  average  of the  secondary  market  bid quotations  per  $1,000  principal  amount  of Notes  obtained  by the
          Trustee for a $5,000,000  principal  amount of Notes at  approximately
          3:30 p.m.,  New York City time,  on such  determination  date from two
          independent   nationally  recognized  securities  dealers  the  Issuer
          selects, which may include the Initial Purchasers; provided that if at least two such bids cannot reasonably be obtained by the Trustee,  but one such bid can  reasonably be obtained by the Trustee,  then one bid shall be used. If the Trustee  cannot  reasonably  obtain at least one bid for a  $5,000,000  principal  amount  of Notes  from a  nationally recognized  securities dealer or, in the Issuer's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Notes, then the Trading Price per $1,000 principal amount of Notes will be deemed to be less than 98% of the product of the Closing  Sale
          Price of Common  Stock  and the  Exchange  Rate on such  determination date.

               The Trustee  shall have no  obligation  to determine  the Trading
          Price of the  Notes  unless  the  Issuer  shall  have  requested  such determination,  and the Issuer shall have no  obligation  to make such request unless a Holder provides the Issuer with  reasonable  evidence that the Trading Price per $1,000  principal  amount of Notes would be less than 98% of the  product of the  Closing  Sale Price per share of
          Common  Stock  and the  Exchange  Rate,  whereupon  the  Issuer  shall instruct  the  Trustee to  determine  the  Trading  Price of the Notes beginning on the next Trading Day and on each  successive  Trading Day until  the  Trading  Price  per  $1,000  principal  amount of Notes is greater  than or equal to 98% of the product of the Closing Sale Price per share of Common Stock and the Applicable Exchange Rate.

               (iii) Exchange Upon Notice of Redemption.  A Holder may surrender for exchange any of the Notes called for  redemption at any time prior to the close of business on the second Business Day immediately  prior to Redemption Date even if the Notes are not otherwise exchangeable at such time.  The right to exchange  Notes pursuant to this clause (iii)
          shall  expire  after  5:00  p.m.,  New York City  time,  on the second
          Business Day  immediately  preceding  the  Redemption  Date unless the
          Issuer defaults in payment of the Redemption Price.

               (iv)  Exchange  Upon  Specified  Transactions.  If the  Guarantor
          elects to: (1)  distribute  to all holders of the Common Stock rights, warrants  or  options  entitling  them for a period of forty five (45)
          days after the issuance  thereof to subscribe  for or purchase  Common
          Stock at an  exercise  price per share of Common  Stock  less than the
          Closing Sale Price of Common  Stock on the  Business  Day  immediately preceding the declaration date of such distribution; or (2) distribute to all holders of Common  Stock  assets,  debt  securities  or certain rights to purchase  securities of the Issuer or the  Guarantor,  which distribution  (excluding for this purpose a distribution solely in the form of cash  required to preserve  the status of the  Guarantor  as a real estate  investment  trust) has a per share value exceeding 15% of the  average of the Closing  Sale  Prices of the Common  Stock for the
          five (5)  consecutive  Trading  Days  ending  on the date  immediately preceding the declaration date of such distribution;

               the Issuer must notify the Holders of Notes at least  twenty (20)
          calendar days prior to the ex-dividend date for such distribution.

               Following  the  issuance of such  notice,  Holders may  surrender their Notes for exchange at any time until the earlier of the close of business on the Business Day  immediately  preceding  the  ex-dividend date or an announcement  that such  distribution  will not take place;
          provided,  however,  that a Holder may not exchange its Notes pursuant to this Section  13.01(a)(iv)  if such Holder may  participate  in the distribution, without exchange of its Notes, as if such Holder held on the date such  distribution is made a number of shares of Common Stock equal to a  fraction  the  numerator  of which is the  product  of the
          Exchange Rate in effect on the ex-dividend date for such distribution, and the  aggregate  principal  amount of Notes held by such Holder and the denominator of which is one thousand  ($1,000).  The  "ex-dividend date"  means,  with  respect to any  distribution  on shares of Common
          Stock,  the first date upon which a sale of the Common  Stock does not automatically  transfer the right to receive the relevant distribution from the seller of the Common Stock to its buyer.

               In addition,  if the Guarantor is a party to (1) a share exchange
          or  tender  offer,   liquidation,   consolidation,   recapitalization,
          reclassification,  combination or merger,  or a sale or lease or other transfer of all or substantially all of its respective  properties and assets,  or a series of related  transactions or events,  in each case pursuant  to  which  all of the  outstanding  Common  Stock  would  be exchanged  for,  converted  into or  constitute  solely  the  right to receive cash, securities or other property, or (2) a Designated Event, a Holder may  surrender  its Notes for  exchange  at any time from and including  the date that is fifteen  (15)  Business  Days prior to the anticipated  effective  time of the  transaction  or  event  up to and including  five  (5)  Business  Days  after  the  actual  date of such
          transaction   or  event,   unless  such   transaction  or  event  also
          constitutes  a  Designated  Event,  in  which  case the  Notes  may be surrendered for exchange until the related Designated Event Repurchase
          Date.  The  Issuer  will  notify  Holders  of  Notes  as  promptly  as practicable  following the date such  transaction or event is publicly announced  (but in no event less than fifteen (15) Business Days prior to the effective time of such transaction or event).

               If the Guarantor is a party to a consolidation,  merger,  binding share  exchange,  reclassification  or  sale or  conveyance  of all or substantially  all of its properties and assets, in each case pursuant to which all of the Common Stock is exchanged for cash,  securities or other property (the "Reference Property"),  then at the effective time of the  transaction  any exchange of Notes and the Exchange Value will be based on the kind and amount of cash,  securities or other property that a  Holder  of Notes  would  have  received  if such  Holder  had, immediately prior to the effective time of such transaction, exchanged its  Notes at the  Exchange  Rate in effect  immediately  prior to the effective  time of such  transaction.  In the event  holders of Common
          Stock have the  opportunity to elect the form of  consideration  to be received  in any such  transaction  or event,  then from and after the effective  date of such  transaction  or  event,  the  Notes  shall be exchangeable  into cash with respect to the  Principal  Return and, if the Issuer elects to deliver  property other than cash in satisfaction of the Net Amount, if any, into the  consideration  that a majority of the holders of Common Stock who made such an election received in such transaction  or as a result of such  event  with  respect to the Daily
          Share Amounts.

               (v) Exchange  Upon  Delisting of the Common  Stock.  A Holder may
          surrender  for exchange any of its Notes at any time  beginning on the first Business Day after the Common Stock has ceased to be listed on a
          U.S. national or regional securities exchange and is not quoted on the over-the-counter  market as reported by Pink Sheets LLC or any similar organization,  and in each case continuing for a period of thirty (30)
          consecutive Trading Days.

          (b)  Whenever  the Notes shall  become  exchangeable  pursuant to this
     Section 13.01, the Issuer or, at the Issuer's  request,  the Trustee in the name and at the  expense of the  Issuer,  shall  notify the  Holders of the event  triggering  such  exchangeability  in the manner provided in Section
     16.03,  and the Issuer shall also publicly  announce such  information  and publish  it  on  the  Issuer's  website.  Any  notice  so  given  shall  be conclusively  presumed to have been duly  given,  whether or not the Holder receives such notice.

          (c) A Note in  respect of which a Holder has  delivered  a  Designated
     Event  Repurchase  Notice  or  Repurchase  Notice,  as  the  case  may  be, exercising  such Holder's  right to require the Issuer to  repurchase  such
     Note  pursuant  to  Section  3.05 or  3.06  may be  exchanged  only if such
     Repurchase  Notice is  withdrawn in  accordance  with Section 3.07 prior to
     5:00 p.m., New York City time, on the second Business Day immediately prior to the Repurchase Date or on the second  Business Day immediately  prior to the Designated Event Repurchase Date, as applicable.

          (d) A Holder  of Notes is not  entitled  to any  rights of a Holder of
     Common Stock until such Holder has  exchanged  its Notes and received  upon exchange thereof shares of Common Stock.

Section 13.02     Exercise of Exchange Right; No Adjustment for Interest or
-------------     ---------------------------------------------------------
Dividends.
----------

     In order  to  exercise  the  exchange  right  with  respect  to any Note in certificated form, the Issuer must receive at the office or agency of the Issuer maintained  for that purpose in the City of Providence or, at the option of such
Holder, the Corporate Trust Office,  such Note with the original or facsimile of the form entitled  "Exchange Notice" on the reverse thereof,  duly completed and signed  manually or by  facsimile,  together  with such Notes duly  endorsed for transfer, accompanied by the funds, if any, required by this Section 13.02. Such notice shall also state the name or names (with  address or  addresses) in which the  certificate  or  certificates  for  shares of Common  Stock  that  shall be issuable on such exchange shall be issued,  and shall be accompanied by transfer or similar taxes, if required pursuant to Section 13.06.

     To exchange the Notes,  a Holder must (a)  complete  and manually  sign the
Exchange  Notice on the reverse of the Note (or  complete  and  manually  sign a facsimile of such  notice) and deliver such notice to the Exchange  Agent at the office  maintained by the Exchange  Agent for such purpose,  (b) with respect to
Notes that are in certificated form,  surrender the Notes to the Exchange Agent,
(c) furnish  appropriate  endorsements and transfer documents if required by the
Exchange Agent and (d) pay any transfer or similar tax, if required. The date on which the Holder satisfies all such requirements  shall be deemed to be the date on which the applicable Notes shall have been tendered for exchange.

     Whether the Notes to be exchanged are held in  book-entry  or  certificated form,  the  Exchange  Notice will  require the Holder to certify  that it or the
Person  on  whose  behalf  the  Notes  are  being   exchanged  is  a  "qualified
institutional buyer" within the meaning of Rule 144A under the Securities Act.

     Notes in respect of which a Holder has  delivered a Repurchase  Notice or a
Designated  Event  Repurchase  Notice may be  exchanged  only if such  notice is withdrawn in  accordance  with the terms of Section 3.05 or Section 3.06, as the case may be.

     Upon  surrender  of a Note for  exchange  by a Holder,  such  Holder  shall deliver to the Issuer  cash equal to the amount  that the Issuer is  required to deduct and  withhold  under  applicable  law in  connection  with the  exchange;
provided,  however,  if the Holder  does not deliver  such cash,  the Issuer may deduct and withhold from the amount of  consideration  otherwise  deliverable to such Holder the amount  required to be deducted  and withheld  under  applicable law.

     If the Issuer elects to deliver  shares of Common Stock upon  settlement in accordance  with  Sections  13.10 and  13.11,  if  applicable,  as  promptly  as practicable  (but no later than the fifth  Business Day following the Applicable
Exchange Period),  after satisfaction of the requirements for exchange set forth above,  subject  to  compliance  with any  restrictions  on  transfer  if shares issuable  on  exchange  are  to be  issued  in a name  other  than  that  of the
Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so  exchanged),  and in  accordance  with the time periods set forth in this Article 13, the Issuer shall issue and shall deliver to such  Noteholder at the  office or agency  maintained  by the Issuer for such  purpose  pursuant  to
Section 4.02, (i) a certificate or certificates for the number of full shares of
Common Stock (if any) issuable upon the exchange of such Note or portion thereof as determined by the Issuer in accordance  with the provisions of Sections 13.10 and 13.11 and (ii) a check or cash in  respect  of any  fractional  interest  in respect of a share of Common Stock arising upon such exchange, calculated by the
Issuer as provided in Section 13.03. The cash, and, if applicable, a certificate or  certificates  for the number of full  shares of Common  Stock into which the
Notes are exchanged (and cash in lieu of fractional shares) will be delivered to an exchanging  holder after  satisfaction of the  requirements  for exchange set forth above,  in accordance  with this Section 13.02 and Sections  13.10 and, if applicable, 13.11.

     Each exchange shall be deemed to have been effected as to any such Note (or portion  thereof) on the date on which the  requirements set forth above in this
Section  13.02 have been  satisfied as to such Note (or portion  thereof) or, if later, the  Determination  Date (the "Exchange  Date"),  and the Person in whose name any  certificate  or  certificates  for  shares  of Common  Stock  shall be issuable  upon such  exchange  shall be  deemed to have  become on said date the holder of record  of the  shares  represented  thereby;  provided  that any such surrender on any date when the stock  transfer  books of the Guarantor  shall be closed  shall  constitute  the Person in whose name the  certificates  are to be issued as the record holder thereof for all purposes on the next  succeeding day on which such stock  transfer  books are open, but such exchange shall be at the
Exchange Rate in effect on the Exchange Date.

     Any Note or portion thereof surrendered for exchange during the period from
5:00 p.m., New York City time, on the Record Date for any interest  payment date to 5:00 p.m., New York City time, on the applicable  interest payment date shall be  accompanied  by  payment,  in  immediately  available  funds or other  funds acceptable to the Issuer,  of an amount equal to the interest  otherwise payable on such interest payment date on the principal amount being exchanged;  provided that no such  payment  need be made  (1) if a  Holder  exchanges  its  Notes  in connection with a redemption and the Issuer has specified a Redemption Date that is  after  a  Record  Date  and on or  prior  to the  Business  Day  immediately succeeding the next interest  payment date, (2) if a Holder  exchanges its Notes in connection with a Designated  Event and the Issuer has specified a Designated
Event  Repurchase  Date  that is  after a  Record  Date  and on or  prior to the corresponding  interest  payment  date  or  (3)  to the  extent  of any  overdue interest, if any overdue interest exists at the time of exchange with respect to such Note. Except as otherwise  provided above in this Article 13, no payment or other adjustment shall be made for interest accrued on any Note exchanged or for dividends  on any shares  issued  upon the  exchange of such Note as provided in this Article 13.  Notwithstanding the foregoing,  in the case of Notes submitted for exchange in connection with a Designated Event, such Notes shall continue to represent the right to receive the Additional  Designated Event Shares,  if any, payable pursuant to Section 13.11, until such Additional Designated Event Shares are so paid.

     Upon the  exchange of an interest in a Global  Note,  the Trustee (or other
Exchange  Agent  appointed by the Issuer),  or the Custodian at the direction of the Trustee (or other  Exchange  Agent  appointed by the  Issuer),  shall make a notation  on  such  Global  Note as to the  reduction  in the  principal  amount represented  thereby.  The Issuer  shall  notify  the  Trustee in writing of any exchanges of Notes effected through any Exchange Agent other than the Trustee.

     Upon the exchange of a Note, the accrued but unpaid  interest  attributable to the period from the issue date of the Note to the Exchange Date, with respect to the exchanged Note, shall not be deemed canceled,  extinguished or forfeited, but  rather  shall be deemed to be paid in full to the  Holder  thereof  through delivery of cash and, if applicable,  shares of Common Stock  (together with the cash  payment,  if any in lieu of  fractional  shares) in exchange  for the Note being exchanged pursuant to the provisions hereof.

     In case any Note of a denomination greater than $1,000 shall be surrendered for partial exchange,  and subject to Section 2.04, the Issuer shall execute and the  Trustee  shall  authenticate  and  deliver  to the  Holder  of the  Note so surrendered,  without  charge to the Holder,  a new Note or Notes in  authorized denominations in an aggregate  principal amount equal to the unexchanged portion of the surrendered Note.

Section 13.03     Cash Payments in Lieu of Fractional Shares.
-------------     -------------------------------------------

     No  fractional  shares of Common Stock or scrip  certificates  representing fractional  shares shall be issued upon exchange of Notes. If more than one Note shall be surrendered for exchange at one time by the same Holder,  the number of full shares that shall be issuable upon exchange  shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted  hereby) so surrendered.  If any fractional share of Common
Stock would be issuable upon the exchange of any Note or Notes, the Issuer shall make an  adjustment  and  payment  therefor  in cash to the Holder of Notes at a price equal to the Average Price.

Section 13.04     Exchange Rate.
-------------     --------------

     The initial  Exchange Rate for the Notes is 13.6357  shares of Common Stock per each $1,000 principal amount of the Notes, subject to adjustment as provided in Sections 13.05 and 13.11 (herein called the "Exchange Rate").

Section 13.05     Adjustment of Exchange Rate.
-------------     ----------------------------

     The  Exchange  Rate  shall be  adjusted  from time to time by the Issuer as follows:

          (a)  If the  Guarantor  issues  the  Common  Stock  as a  dividend  or distribution  on the Common Stock to all holders of Common Stock, or if the
     Guarantor  effects a share split or share  combination,  the Exchange  Rate will be adjusted based on the following formula:

                               ER1 = ER0 X OS1/OS0

                                      where

          ER0 = the Exchange Rate in effect immediately prior to the ex-dividend date for such dividend or distribution,  or the effective date of such share split or share combination;

          ER1 = the new  Exchange  Rate in effect on and  immediately  after the ex-dividend date for such dividend or  distribution,  or the effective date of such share split or share combination;

          OS0 = the  number of shares of Common  Stock  outstanding  immediately prior to such dividend or distribution,  or the effective date of such share split or share combination; and

          OS1 = the  number of shares of Common  Stock  outstanding  immediately after such dividend or  distribution,  or the  effective  date of such share split or share combination.

          Any  adjustment  made  pursuant  to this  paragraph  (a) shall  become effective on the date that is immediately  after (x) the  ex-dividend  date for such dividend or other distribution or (y) the date on which such split or  combination  becomes  effective,  as  applicable.  If any  dividend  or distribution described in this paragraph (a) is declared but not so paid or made,  the new Exchange  Rate shall be readjusted to the Exchange Rate that would  then be in  effect if such  dividend  or  distribution  had not been declared.

          (b) If the  Guarantor  distributes  to all holders of Common Stock any rights, warrants or options entitling them for a period of not more than 45 days after the date of issuance thereof to subscribe for or purchase Common
     Stock  for a period of not more  than 45 days  after  the date of  issuance thereof, in either case at an exercise price per share of Common Stock less than the  Closing  Sale  Price of the  Common  Stock  on the  Business  Day
     immediately  preceding  the  time of  announcement  of such  issuance,  the
     Exchange Rate will be adjusted based on the following formula:

                         ER1 = ER0 X (OS0 + X)/(OS0 + Y)

                                      where

     ER0 = the Exchange Rate in effect immediately prior to the ex-dividend date for such distribution;

     ER1 = the  new  Exchange  Rate  in  effect  on and  immediately  after  the ex-dividend date for such distribution;

     OS0 = the number of shares of Common Stock outstanding immediately prior to the ex-dividend date for such distribution;

     X = the number of shares of Common Stock issuable  pursuant to such rights, warrants or options; and

     Y = the number of shares of Common  Stock equal to the  quotient of (A) the aggregate  price payable to exercise  such rights,  warrants or options and
     (B) the average of the Closing  Sale Prices of the Common  Stock for the 10
     consecutive  Trading Days ending on the Business Day immediately  preceding the date of  announcement  for the  issuance  of such  rights,  warrants or options.

          For purposes of this paragraph (b), in determining whether any rights, warrants or options entitle the holders to subscribe for or purchase Common
     Stock at less than the  applicable  Closing Sale Price of the Common Stock, and in determining the aggregate  exercise or conversion  price payable for such  Common  Stock,  there shall be taken into  account any  consideration received  by the  Guarantor  for such  rights,  warrants or options and any amount  payable on exercise or conversion  thereof,  with the value of such consideration,  if  other  than  cash,  to be  determined  by the  Board of
     Directors.  If any right, warrant or option described in this paragraph (b)
     is not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the new Exchange Rate shall be readjusted to the
     Exchange Rate that would then be in effect if such right, warrant or option had not been so issued.

          (c) If the  Guarantor  distributes  shares of capital stock other than the Common Stock,  evidences of indebtedness or other assets or property of the Guarantor to all holders of Common Stock, excluding:

               (A)  dividends,   distributions,   rights,  warrants  or  options
          referred to in paragraph (a) or (b) above;

               (B) dividends or distributions paid exclusively in cash; and

               (C) Spin-Offs  described  below in this  paragraph  (c), then the
          Exchange Rate will be adjusted based on the following formula:

                           ER1 = ER0 X SP0/(SP0 - FMV)

                                      where

     ER0 = the Exchange Rate in effect immediately prior to the ex-dividend date for such distribution;

     ER1 = the  new  Exchange  Rate  in  effect  on and  immediately  after  the ex-dividend date for such distribution;

     SP0 = the average of the Closing Sale Prices of the Common Stock for the 10
     consecutive  Trading Days prior to the Business Day  immediately  preceding
     the  earlier  of  the  record  date  or  the  ex-dividend   date  for  such
     distribution; and

     FMV = the fair market  value (as  determined  in good faith by the Board of
     Directors)  of the  shares of capital  stock,  evidences  of  indebtedness, assets or property  distributed with respect to each  outstanding  share of
     Common Stock on the earlier of the record date or the ex-dividend  date for such distribution;

          provided that if "FMV" with respect to any  distribution  of shares of capital stock, evidences of indebtedness or other assets or property of the
     Guarantor  is  equal  to  or  greater  than  "SP0"  with  respect  to  such distribution,  then in lieu of the foregoing adjustment, adequate provision shall be made so that each  holder of Notes shall have the right to receive on the date such shares of capital  stock,  evidences  of  indebtedness  or other assets or property of the  Guarantor  are  distributed  to holders of
     Common  Stock,  for each  Note,  the  amount of shares  of  capital  stock, evidences of indebtedness or other assets or property of the Guarantor such holder of Notes would have received had such holder of Notes owned a number of shares of Common Stock equal to a fraction the numerator of which is the product of the  Exchange  Rate in effect on the  ex-dividend  date for such distribution,  and the  aggregate  principal  amount of Notes  held by such
     Holder and the denominator of which is one thousand ($1,000).

          An adjustment  to the Exchange  Rate made pursuant to the  immediately preceding paragraph shall become effective on the ex-dividend date for such distribution.

          If the  Guarantor  distributes  to all  holders  of  Common  Stock any capital stock of any class or series,  or similar  equity  interest,  of or relating  to a  subsidiary  or  other  business  unit of the  Guarantor  (a
     "Spin-Off"),  the  Exchange  Rate in  effect  immediately  before  the 10th
     Trading Day from but excluding  the effective  date of the Spin-Off will be adjusted based on the following formula:

                          ER1 = ER0 X (FMV0 + MP0)/MP0

                                      where

     ER0 = the Exchange Rate in effect immediately prior to the 10th Trading Day immediately following, but excluding, the effective date of the Spin-Off;

     ER1 = the new Exchange Rate on and  immediately  after the 10th Trading Day immediately following, and including, the effective date of the Spin-Off;

     FMV0 = the  average of the  Closing  Sale  Prices of the  capital  stock or similar equity interest  distributed to holders of Common Stock  applicable to one share of Common  Stock over the first 10  consecutive  Trading  Days after the effective date of the Spin-Off; and

     MP0 = the average of the Closing  Sale Prices of the Common  Stock over the first 10 consecutive Trading Days after the effective date of the Spin-Off.

          An adjustment  to the Exchange  Rate made pursuant to the  immediately preceding  paragraph  will occur on the 10th Trading Day from and including the  effective  date  of the  Spin-Off;  provided  that in  respect  of any exchange  within the 10 Trading Days  following the  effective  date of any
     Spin-Off,  references within this paragraph (c) to 10 Trading Days shall be deemed  replaced  with such lesser  number of Trading  Days as have elapsed between  the  effective  date of such  Spin-Off  and the  Exchange  Date in determining the Applicable Exchange Rate.

          If any such dividend or  distribution  described in this paragraph (c)
     is declared but not paid or made, the new Exchange Rate shall be readjusted to be the  Exchange  Rate that would then be in effect if such  dividend or distribution had not been declared.

          (d) If the Guarantor  makes any cash dividend or  distribution  to all holders of outstanding Common Stock (excluding any dividend or distribution in  connection  with the  liquidation,  dissolution  or  winding  up of the
     Issuer) during any of its quarterly  fiscal periods in an aggregate  amount that,  together with other cash dividends or distributions made during such quarterly fiscal period, exceeds the product of $0.64 adjusted as described below  (the  "Reference  Dividend")  multiplied  by the number of shares of
     Common  Stock  outstanding  on the Record Date for such  distribution,  the
     Exchange Rate will be adjusted based on the following formula:

                           ER1 = ER0 X SP0 /(SP0 - C)

                                      where

     ER0 = the Exchange Rate in effect immediately prior to the ex-dividend date for such distribution;

     ER1 = the new Exchange Rate on and immediately  after the ex-dividend  date for such distribution;

     SP0 = the average of the Closing Sale Prices of the Common Stock for the 10
     consecutive  Trading Days prior to the Business Day  immediately  preceding the earlier of the record date or the day prior to the ex-dividend date for such distribution; and

     C = the amount in cash per share that the Guarantor  distributes to holders of Common Stock that exceeds the Reference Dividend;

          provided  that if "C"  with  respect  to any  such  cash  dividend  or distribution  is equal to or greater  than  "SP0" with  respect to any such cash dividend or  distribution,  then in lieu of the foregoing  adjustment, adequate  provision  shall be made so that each  holder of Notes shall have the right to  receive  on the date such cash is  distributed  to holders of
     Common Stock,  for each Note, the amount of cash such holder of Notes would have  received  had such holder of Notes owned a number of shares of Common
     Stock  equal to a fraction  the  numerator  of which is the  product of the
     Exchange  Rate in  effect  on the  ex-dividend  date for such  dividend  or distribution,  and the  aggregate  principal  amount of Notes  held by such
     Holder and the denominator of which is one thousand ($1,000).

          An adjustment to the Exchange Rate made pursuant to this paragraph (d)
     shall  become  effective  on the  ex-dividend  date  for such  dividend  or distribution.  If any dividend or distribution  described in this paragraph
     (d) is declared  but not so paid or made,  the new  Exchange  Rate shall be readjusted  to the  Exchange  Rate  that  would  then be in  effect if such dividend or distribution had not been declared.

          The  Reference  Dividend  amount is subject to  adjustment in a manner inversely  proportional to adjustments to the Exchange Rate;  provided that no  adjustment  will be  made  to the  Reference  Dividend  amount  for any adjustment made to the Exchange Rate under this paragraph (d).

          Notwithstanding the foregoing, if an adjustment is required to be made under this paragraph as a result of a distribution  that is not a quarterly dividend, the Reference Dividend will be deemed to be zero.

          (e) If the  Guarantor  or any of its  Subsidiaries  makes a payment in respect of a tender offer or exchange  offer for Common Stock to the extent that the cash and value of any other consideration  included in the payment per share of Common  Stock  exceeds  the  Closing  Sale Price of a share of
     Common  Stock on the  Trading  Day next  succeeding  the last date on which tenders or exchanges  may be made pursuant to such tender offer or exchange offer (the "Expiration  Time"), the Exchange Rate will be adjusted based on the following formula:

                   ER1 = ER0 X (AC + (SP1 X OS1))/(SP1 X OS0)

                                      where

     ER0 = the Exchange Rate in effect on the day immediately following the date such tender offer or exchange offer expires;

     ER1 = the Exchange Rate in effect on the second day  immediately  following the date such tender offer or exchange offer expires;

     AC = the  aggregate  value  of all  cash and any  other  consideration  (as determined by the Board of Directors)  paid or payable for the Common Stock purchased in such tender or exchange offer;

     OS0 = the number of shares of Common Stock outstanding immediately prior to the date such tender offer or exchange offer expires;

     OS1 = the number of shares of Common Stock  outstanding  immediately  after the date such tender or exchange  offer expires (after giving effect to the purchase  or  exchange  of shares of Common  Stock  pursuant to such tender offer or exchange offer); and

     SP1 = the Closing  Sale Price of the Common  Stock for the Trading Day next succeeding the date such tender offer or exchange offer expires.

          If the application of the foregoing formula would result in a decrease in the Exchange Rate, no adjustment to the Exchange Rate will be made.

          Any  adjustment to the Exchange  Rate made pursuant to this  paragraph
     (e) shall become  effective  on the second day  immediately  following  the
     Expiration  Time. If the Guarantor or one of its  Subsidiaries is obligated to purchase  Common  Stock  pursuant  to any such tender  offer or exchange offer but is  permanently  prevented by applicable  law from  effecting any such purchase or all such  purchases are  rescinded,  the new Exchange Rate shall be readjusted to be the Exchange Rate that would be in effect if such tender offer or exchange offer had not been made.

          (f)  Notwithstanding  the foregoing,  in the event of an adjustment to the exchange  rate pursuant to  paragraphs  (d) and (e) above,  in no event will the Exchange Rate exceed 13.6357 (the "Maximum  Exchange  Rate").  The
     Maximum Exchange Rate shall be adjusted in the same manner and for the same events as the  Exchange  Rate is adjusted  pursuant to clauses (a), (b) and
     (c) above.

          (g) If the Guarantor has in effect a  stockholder's  rights plan while any Notes  remain  outstanding,  Holders  of Notes  will  receive,  upon an exchange of Notes in respect of which the Issuer  elects to deliver any Net
     Shares,  in  addition  to such Net  Shares,  rights  under the  Guarantor's stockholder rights plan unless, prior to exchange, the rights have expired, terminated  or been redeemed or unless the rights have  separated  from the
     Common Stock. If the rights provided for in the  stockholder's  rights plan adopted by the Guarantor have separated from the Common Stock in accordance with the provisions of the applicable  stockholder rights agreement so that
     Holders of Notes  would not be entitled to receive any rights in respect of any Net Shares that the Issuer elects to deliver upon an exchange of Notes, the  Exchange  Rate will be  adjusted at the time of  separation  as if the
     Guarantor had distributed,  to all holders of Common Stock,  capital stock, evidences of indebtedness or other assets or property pursuant to paragraph
     (c)  above,  subject  to  readjustment  upon  the  subsequent   expiration,
     termination or redemption of the rights.

          In addition to the adjustments  pursuant to paragraphs (a) through (e)
     above,  the  Issuer may  increase  the  Exchange  Rate in order to avoid or diminish  any  income tax to holders  of Common  Stock  resulting  from any dividend  or  distribution  of capital  stock (or rights to acquire  Common
     Stock) or from any event treated as such for income tax purposes. The Board of  Directors  may also,  from time to time,  to the  extent  permitted  by applicable law,  increase the Exchange Rate by any amount for any period if the Board of Directors has  determined  that such increase  would be in the best  interests  of the Issuer or the  Guarantor.  If the Issuer makes such determination, it will be conclusive and the Issuer will mail to Holders of the Notes a notice of the  increased  Exchange  Rate and the period  during which it will be in effect at least fifteen (15) days prior to the date the increased Exchange Rate takes effect in accordance with applicable law.

          The  Issuer  shall not make any  adjustment  to the  Exchange  Rate if
     Holders  of  the  Notes  participate  in  the  dividend,   distribution  or
     transaction  that would  otherwise  result in an adjustment to the Exchange
     Rate at the same time as holders of the Common Stock and as if such Holders of Notes owned a number of shares of Common  Stock equal to a fraction  the numerator  of which is the  product of the  Exchange  Rate in effect on the ex-dividend date or effective date for the relevant dividend,  distribution or transaction,  and the aggregate  principal  amount of Notes held by such
     Holder and the denominator of which is one thousand ($1,000).

          (h)  Notwithstanding  anything to the contrary  contained  herein,  in addition  to the other  events  set forth  herein  on  account  of which no adjustment to the Exchange Rate shall be made, the Applicable Exchange Rate shall not be adjusted for:

               (i) the issuance of any Common  Stock  pursuant to any present or future plan  providing for the  reinvestment  of dividends or interest payable on  securities of the Issuer or those of the Guarantor and the investment  of additional  optional  amounts in the Common Stock under any plan;

               (ii) the issuance of any the Common Stock or options or rights to purchase  those  shares  pursuant to any  present or future  employee, director,  trustee or consultant  benefit plan,  employee agreement or arrangement or program of the Issuer or the Guarantor;

               (iii)  the  issuance  of any the  Common  Stock  pursuant  to any option,  warrant,  right, or exercisable,  exchangeable or convertible security outstanding as of the date the Notes were first issued;

               (iv) a change in the par value of the Common Stock;

               (v) accumulated and unpaid dividends or distributions;

               (vi) as the result of a tender  offer  solely to holders of fewer than 100 shares of Common Stock  and/or  units of limited  partnership interest in the Issuer; and

               (vii) the issuance of Units by the Issuer and the issuance of the
          Common  Stock  or the  payment  of cash  upon  redemption  thereof  or exchange therefore.

               No adjustment  in the Exchange  Rate will be required  unless the adjustment would require an increase or decrease of at least 1% of the
          Exchange  Rate. If the  adjustment is not made because the  adjustment does not change the Exchange Rate by at least 1%, then the  adjustment that is not made will be carried forward and taken into account in any future  adjustment.  All  required  calculations  will  be made to the
          nearest   cent  or  1/1000th   of  a  share,   as  the  case  may  be.
          Notwithstanding the foregoing, if the Notes are called for redemption, all  adjustments  not  previously  made will be made on the applicable
          Redemption Date.

          (i)  Whenever the Exchange  Rate is adjusted as herein  provided,  the
     Guarantor or the Issuer shall as promptly as  reasonably  practicable  file with the Trustee and any Exchange Agent other than the Trustee an Officers'
     Certificate  setting  forth the  Exchange  Rate after such  adjustment  and setting forth a brief  statement of the facts  requiring  such  adjustment.
     Promptly  after delivery of such  certificate,  the Guarantor or the Issuer shall  prepare a notice of such  adjustment  of the  Exchange  Rate setting forth the  adjusted  Exchange  Rate and the date on which  each  adjustment becomes  effective  and shall mail such  notice of such  adjustment  of the
     Exchange  Rate to the Holders of the Notes  within 20 Business  Days of the
     Effective Date of such adjustment. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          For  purposes of this  Section  13.05,  the number of shares of Common
     Stock at any time outstanding shall not include shares held in the treasury of the  Guarantor  but  shall  include  fractional  shares  and any  shares issuable in respect of scrip  certificates  issued in lieu of  fractions of shares of Common Stock.

          (j)  If  any  of  the   following   events   occur,   namely  (i)  any
     reclassification  or change of the  outstanding  Common Stock (other than a subdivision  or combination to which Section  13.05(a)  applies),  (ii) any consolidation,  merger or combination of the Guarantor with another Person, or a binding  share  exchange in respect of all of the  outstanding  Common
     Stock as a result of which  holders of Common  Stock  shall be  entitled to receive  stock,  other  securities or other  property or assets  (including cash) with respect to or in exchange for such the Common Stock or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Guarantor to any other Person as a result of which holders of Common
     Stock  shall be  entitled  to  receive  stock,  other  securities  or other property or assets (including cash) with respect to or in exchange for such the Common Stock, then the Guarantor or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture
     (which shall comply with the Trust Indenture Act as in force at the date of execution of such  supplemental  indenture).  Such  supplemental  indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable  to the  adjustments  provided for in this Section  13.05.  The
     Guarantor  shall  cause  notice  of  the  execution  of  such  supplemental indenture  to be mailed to each  Holder of Notes  within 20  Business  Days after  execution  thereof.  Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.  The provisions of this  paragraph  shall  similarly  apply to  successive  reclassifications, changes,  consolidations,  mergers, combinations, sales and conveyances. If the provisions of Section 13.05(j) applies to any event or occurrence, then the provisions of Sections Section 13.05(a) through (g) shall not apply.

Section 13.06     Taxes on Shares Issued.
-------------     -----------------------

          The issue of stock certificates, if any, on exchange of Notes shall be made without charge to the exchanging Noteholder for any documentary, stamp or similar  issue or  transfer  tax in respect  of the issue  thereof.  The
     Issuer  shall not,  however,  be  required to pay any such tax which may be payable in respect of any  transfer  involved in the issue and  delivery of stock in any name other than that of the holder of any Note exchanged,  and the  Issuer  shall  not be  required  to issue or  deliver  any such  stock certificate  unless and until the Person or  Persons  requesting  the issue thereof  shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid.

Section 13.07 Delivery of Shares, Shares to Be Fully Paid; Compliance with
--------------------------------------------------------------------------
Governmental Requirements; Listing of Common Stock.
---------------------------------------------------

     The  Guarantor  shall  provide,  free from  preemptive  rights,  out of its authorized but unissued shares or shares held in treasury,  sufficient shares of
Common  Stock to  provide  for the  exchange  of the Notes as  required  by this
Indenture from time to time as such Notes are presented for exchange.

     The Guarantor covenants that all shares of Common Stock which may be issued upon exchange of Notes will upon issue be fully paid and  non-assessable  by the
Guarantor  and free from all taxes,  liens and charges with respect to the issue thereof.

     The Guarantor  covenants that, if any shares of Common Stock to be provided for the purpose of  exchange of Notes  hereunder  require  registration  with or approval  of any  governmental  authority  under any federal or state law before such  shares may be validly  issued  upon  exchange,  the  Guarantor  shall,  as expeditiously as possible secure such registration or approval,  as the case may
be.

     The Guarantor further covenants that, if at any time the Common Stock shall be listed on The New York  Stock  Exchange  or any other  national  or  regional securities  exchange or automated  quotation  system,  the  Guarantor  will,  if permitted by the rules of such exchange or automated  quotation system, list and keep listed,  so long as the Common Stock shall be so listed on such exchange or automated  quotation system,  all the Common Stock issuable upon exchange of the
Notes; provided that if the rules of such exchange or automated quotation system permit the  Guarantor  to defer the  listing of such the Common  Stock until the first exchange of the Notes in accordance with the provisions of this Indenture, the Guarantor  covenants to list such the Common Stock issuable upon exchange of the Notes in  accordance  with the  requirements  of such  exchange or automated quotation system at such time.

Section 13.08     Responsibility  of Trustee.
-------------     --------------  -----------

     The Trustee and any other Exchange Agent shall not at any time be under any duty or  responsibility to any holder of Notes to determine the Exchange Rate or whether any facts exist which may require any  adjustment of the Exchange  Rate, or with respect to the nature or extent or  calculation  of any such  adjustment when  made,  or  with  respect  to the  method  employed,  or  herein  or in any supplemental  indenture provided to be employed, in making the same. The Trustee and any other  Exchange  Agent  shall not be  accountable  with  respect  to the validity or value (or the kind or amount) of any shares of Common  Stock,  or of any capital stock,  other  securities or other assets or property,  which may at any time be issued or delivered  upon the exchange of any Note;  and the Trustee and any other  Exchange  Agent make no  representations  with  respect  thereto.
Neither the Trustee nor any Exchange Agent shall be responsible  for any failure of the Issuer to issue,  transfer or deliver any shares of Common Stock or stock certificates  or other  securities or property or cash upon the surrender of any
Note  for  the  purpose  of  exchange  or to  comply  with  any of  the  duties, responsibilities  or  covenants  of the Issuer  contained  in this  Article  13.
Without  limiting the generality of the  foregoing,  neither the Trustee nor any
Exchange Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental  indenture entered into pursuant to
Section 13.05  relating  either to the kind or amount of shares of capital stock or other  securities or other assets or property  (including cash) receivable by
Noteholders upon the exchange of their Notes after any event referred to in such
Section 13.05 or to any adjustment to be made with respect thereto, but, subject to the  provisions  of Section 7.01,  may accept as  conclusive  evidence of the correctness of any such provisions,  and shall be protected in relying upon, the
Officers'  Certificate  (which the Issuer  shall be  obligated  to file with the
Trustee prior to the execution of any such supplemental  indenture) with respect thereto.  The Trustee shall not at any time be under any duty or  responsibility to any holder of Notes to  determine  the  accuracy  of the method  employed  in calculating  the Trading  Price or whether any facts exist which may require any adjustment of the Trading Price.

Section 13.09     Notice to Holders Prior to Certain Actions.
-------------     -------------------------------------------

     In case:

          (a) the Guarantor shall declare a dividend (or any other distribution)
     on the Common Stock that would  require an  adjustment in the Exchange Rate pursuant to Section 13.05; or

          (b) the Guarantor  shall  authorize the granting to the holders of all or substantially all of the Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

          (c) of any  reclassification  or  reorganization  of the Common  Stock
     (other than a subdivision or combination of its  outstanding  Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation,  combination, merger or share exchange  to which  the  Issuer or the  Guarantor  is a party and for which approval of any  stockholders of the Guarantor is required,  or of the sale or transfer of all or substantially all of the assets of the Guarantor; or

          (d)  of the  voluntary  or  involuntary  dissolution,  liquidation  or winding up of the Guarantor;

          the Issuer  shall cause to be filed with the Trustee and, if the Notes are not  issued  solely as a Global  Note,  to be mailed to each  holder of
     Notes at its address appearing on the Note Register provided for in Section
     2.05 of this  Indenture,  as promptly as possible but in any event at least ten (10) calendar days prior to the applicable date hereinafter  specified, a notice  stating (x) the record date for such  dividend,  distribution  or rights or  warrants,  or, if a record date is not set, the date as of which the  holders of Common  Stock of record to be  entitled  to such  dividend, distribution or rights are to be determined,  or (y) the date on which such
     reclassification,   consolidation,  merger,  sale,  transfer,  dissolution,
     liquidation or winding up is expected to become effective or occur, and the date as of which it is  expected  that  holders  of Common  Stock of record shall be entitled to exchange  their Common Stock for  securities  or other property  deliverable upon such  reclassification,  consolidation,  merger, sale,  transfer,  dissolution,  liquidation  or winding up. Failure to give such  notice,  or any defect  therein,  shall not affect  the  legality  or validity of such dividend, distribution,  reclassification,  consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

Section 13.10     Settlement  upon  Exchange.
-------------     ----------  ----  ---------

          (a) Upon exchange of any Notes,  subject to Sections 13.01,  13.02 and this Section 13.10,  the Issuer shall satisfy its obligation  upon exchange
     (the  "Exchange  Obligation")  by  payment  and  delivery  of cash and,  if applicable  as  provided  herein,  shares of Common  Stock for each  $1,000 aggregate  principal  amount of Notes  tendered for exchange in  accordance with their terms.

          (b) Upon  exchange of Notes,  the Issuer will  deliver,  in respect of each $1,000  principal  amount of Notes tendered for exchange in accordance with their terms:

               (i)  cash in an  amount  (the  "Principal  Return")  equal to the lesser  of (A) the  aggregate  principal  amount  of the  Notes  to be exchanged  and (B) the  aggregate  Exchange  Value of the  Notes to be exchanged;

               (ii) if the Exchange Value is greater than the Principal  Return, an amount (the "Net Amount"),  at the election of the Issuer,  in cash
          (the "Net Cash  Amount"),  shares of Common  Stock (the "Net  Shares")
          determined pursuant to Section 13.10(c),  or a combination of cash and shares of Common Stock with an aggregate value equal to the difference between the Exchange Value and the Principal Return; and

               (iii)  an  amount  in cash in lieu of any  fractional  shares  of
          Common Stock  deliverable in connection with payment of the Net Shares based upon the Average Price.

          (c) The Net Shares to be delivered  pursuant to Section  13.10(b) will be equal to the sum of the Daily Share  Amounts for each Trading Day during the  Applicable  Exchange  Period as to which the  Issuer  has  elected  to deliver shares.

          (d) The Exchange Value,  Principal Return, Net Amount, Net Cash Amount
     and the number of Net Shares,  as  applicable,  will be  determined  by the
     Issuer  promptly  after  the end of the  Applicable  Exchange  Period  (the
     "Determination Date").

          (e)  Payment of the  Principal  Return and cash in lieu of  fractional shares, and delivery of the Net Shares or payment of the Net Cash Amount as applicable,  shall  be  made  by the  Issuer  as  promptly  as  practicable following the Determination  Date, but in no event later than five Business
     Days  thereafter (the "Exchange  Settlement  Date") to the holder of a Note surrendered for exchange, or such holder's nominee or nominees,  and issue, or cause to be issued, and deliver to the Exchange Agent or to such holder, or such holder's nominee or nominees, certificates or a book-entry transfer through the  Depositary for the number of full shares of Common Stock equal to the Net Shares,  if any, to which such holder  shall be entitled as part of such Exchange Obligation.

Section 13.11     Exchange Rate  Adjustment  After Certain  Designated  Events.
-------------     -------------  ----------  -------------  ----------  -------

          (a)  Subject  to the  provisions  hereof,  if a  Noteholder  elects to exchange its Notes  following the occurrence of a transaction  described in clause (1) or (2) of the  definition of Designated  Event that occurs prior to November 6, 2011, the Issuer will increase the Applicable  Exchange Rate for the Notes so surrendered for exchange (the "Additional Designated Event
     Shares") as specified below;  provided that the Additional Designated Event
     Shares will only be payable as set forth  below.  An exchange of Notes will be deemed for these purposes to be "in  connection  with" such a Designated
     Event if the  Exchange  Notice is received by the  Exchange  Agent from and
     including  the   Effective   Date  of  the   Designated   Event  until  the
     corresponding Designated Event Repurchase Date.

          (b)  The  number  of  Additional   Designated  Event  Shares  will  be
     determined by reference to the table in paragraph (e) below and is based on the  date on  which  the  relevant  Designated  Event  transaction  becomes effective (the "Effective Date") and the price (the "Stock Price") paid per share of Common Stock in such  transaction.  If the holders of Common Stock receive only cash in the relevant  Designated Event transaction,  the Stock
     Price will equal the cash  amount  paid per share of Common  Stock.  In all other  cases,  the Stock Price will equal the  average of the Closing  Sale
     Prices of the Common  Stock on the ten  consecutive  Trading Days up to but excluding the Effective Date.

          (c) The Stock  Prices  set  forth in the first row of the table  below shall be adjusted as of any date on which the Exchange Rate of the Notes is adjusted  pursuant to Section  13.05.  The adjusted Stock Prices will equal
     the  Stock  Prices   applicable   immediately  prior  to  such  adjustment,
     multiplied  by a fraction:  (i) the numerator of which is the Exchange Rate immediately  prior  to  the  adjustment  giving  rise  to the  Stock  Price adjustment,  and (ii) the  denominator  of which is the Exchange Rate as so adjusted.

          (d) The number of Additional  Designated Event Shares will be adjusted in the same manner and for the same events as the Exchange Rate is adjusted pursuant to Section 13.05.

          (e) The  following  table  sets  forth the Stock  Price and  number of
     Additional  Designated Event Shares issuable per $1,000 principal amount of
     Notes:

   Effective Date                                               Stock Price
                      $62.15    $70.00    $80.00   $90.00    $100.00   $110.00   $120.00    $130.00   $140.00   $150.00
October 24, 2006..... 2.4544    1.4849    0.8021   0.4593    0.2852    0.1932    0.1415     0.1123    0.0927    0.0779
November 1, 2007..... 2.4544    1.4336    0.7262   0.3870    0.2254    0.1457    0.1048     0.0826    0.0676    0.0565
November 1, 2008..... 2.4544    1.3554    0.6248   0.2991    0.1590    0.0959    0.0695     0.0544    0.0443    0.0368
November 1, 2009..... 2.4544    1.2355    0.4881   0.1941    0.0884    0.0519    0.0373     0.0293    0.0237    0.0193
November 1, 2010..... 2.4544    1.0366    0.2864   0.0736    0.0276    0.0175    0.0133     0.0104    0.0080    0.0060
November 6, 2011..... 2.4544    0.6500    0.0000   0.0000    0.0000    0.0000    0.0000     0.0000    0.0000    0.0000

          (f) If the exact Stock Price and  Effective  Date are not set forth on the table above, then:

               (i) if the Stock Price is between  two Stock  Prices in the table or the Effective Date is between two Effective Dates in the table, the number of Additional  Designated  Event Shares will be determined by a
          straight-line   interpolation   between   the  number  of   Additional
          Designated  Event  Shares  set forth for the  higher  and lower  Stock
          Prices and the earlier and later Effective Dates, as applicable, based on a 365-day year;

               (ii) if the  Stock  Price is in excess  of  $150.00  per share of
          Common  Stock (the "Make Whole Cap") no  additional  Designated  Event
          Shares will be issued upon exchange; and

               (iii) if the Stock  Price is less than $62.15 per share of Common
          Stock (the "Make Whole Floor") no additional  Designated  Event Shares will be issued upon exchange.

          The Make Whole Cap and Make Whole  Floor  shall be  adjusted as of any date on which  the  Exchange  Rate of the  Notes is  adjusted  pursuant  to
     Section 13.05. The adjusted Make Whole Cap or Make Whole Floor, as the case may be, shall equal the Make Whole Cap or Make Whole Floor, as the case may be,  applicable  immediately  prior  to such  adjustment,  multiplied  by a fraction, (i) the numerator of which is the Exchange Rate immediately prior to the event  giving rise to the  adjustment  and (ii) the  denominator  of which is the Exchange Rate as so adjusted.

Section 13.12     Ownership  Limit.
-------------     ---------  ------

          (a)  Notwithstanding  any other  provision of the Notes, no Holders of
     Notes shall be entitled to receive  shares of Common Stock upon an exchange of Notes to the extent that  receipt of such shares would cause such Holder
     (together  with such Holder's  Affiliates)  to exceed the  ownership  limit contained in Section 7.2 of the Charter.

          (b) At the Maturity  Date or upon earlier  redemption or repurchase of the Notes or  otherwise,  and as otherwise  required by law, the Issuer may deduct and withhold from the amount of consideration  otherwise deliverable to the  Holder  the amount  required  to be  deducted  and  withheld  under applicable law.

Section 13.13     Calculation in Respect of Notes.
-------------     --------------------------------

     Except  as  otherwise  specifically  stated  herein  or in the  Notes,  all calculations  to be made in respect of the Notes shall be the  obligation of the
Issuer.  All  calculations  made by the  Issuer  or its  agent  as  contemplated pursuant to the terms hereof and of the Notes shall be made in good faith and be final and  binding  on the Notes and the  Holders of the Notes  absent  manifest error.  The Issuer shall provide a schedule of calculations to the Trustee,  and the Trustee shall be entitled to rely upon the accuracy of the  calculations  by
the  Issuer  without  independent   verification.   The  Trustee  shall  forward
calculations made by the Issuer to any Holder of Notes upon request.

Section 13.14     Surrender to Financial Institution in Lieu of Exchange.
-------------     -------------------------------------------------------

     When a Holder  surrenders  Notes for  exchange,  the  Issuer may direct the
Exchange Agent to surrender,  on or prior to the  commencement of the Applicable
Exchange Period, such Notes to a financial institution  designated by the Issuer for transfer in lieu of exchange.  In order to accept any Notes  surrendered for exchange, the designated institution must agree to deliver, in exchange for such
Notes cash in the amount of the Principal  Return and, if any Net Amount is due,
either cash or a combination of cash and shares of Common Stock equal to the Net
Amount at the option of the designated  financial  institution.  By the close of business on the Trading Day  immediately  preceding the start of the  Applicable
Exchange  Period,  the Issuer  will  notify the  Holder  surrendering  Notes for exchange that the Issuer has directed the  designated  financial  institution to accept the Notes in lieu of  exchange  and such  financial  institution  will be required to notify the Exchange  Agent whether it will deliver,  upon  exchange, shares of Common Stock, cash or a specified combination thereof.

     If the designated  institution accepts any such Notes, it will deliver cash in the amount of the Principal Return and shares of Common Stock or cash, or any combination  thereof with respect to the Net Amount,  to the Exchange  Agent and the  Exchange  Agent  will  deliver  those  shares of Common  Stock or cash,  or combination  thereof,  as the case may be, to the Holder  upon  delivery  of the
Notes,  properly  endorsed for transfer.  Any Notes  accepted by the  designated institution will remain  outstanding.  If the designated  institution  agrees to accept any Notes but does not timely  deliver the related  consideration,  or if such  designated  financial  institution  does not accept the Notes,  the Issuer will, as promptly as practical thereafter, but not later than the third Business
Day following  determination of the Exchange Value, exchange the Notes into cash and shares, if any, of Common Stock, as described in Section 13.02.

     The  Issuer's  designation  of an  institution  to which  the  Notes may be surrendered  in lieu of exchange does not require the  institution to accept any
Notes. The Issuer will not pay any consideration to, or otherwise enter into any agreement  with,  the  designated  institution  for  or  with  respect  to  such designation.

ARTICLE XIV

                          MEETINGS OF HOLDERS OF NOTES
                          ----------------------------

Section 14.01     Purposes for Which Meetings May Be Called.
-------------     ------------------------------------------

     A meeting  of  Holders  of Notes may be called at any time and from time to time  pursuant to this  Article 14 to make,  give or take any  request,  demand, authorization,  direction, notice, consent, waiver or other act provided by this
Indenture to be made, given or taken by Holders of Notes.

Section 14.02     Call, Notice and Place of Meetings.
-------------     ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Notes for any purpose specified in Section 14.01, to be held at such time and at such place in The City of New York,  New York as the  Trustee  shall  determine.
     Notice of every meeting of Holders of Notes, setting forth the time and the place of such meeting and in general terms the action  proposed to be taken at such meeting,  shall be given,  in the manner provided in Section 16.03, not fewer  than 21 nor more than 180 days  prior to the date  fixed for the meeting.

          (b) In case at any time the Issuer, the Guarantor or the Holders of at least 10% in principal amount of the Outstanding Notes shall have requested the  Trustee  to call a meeting  of the  Holders  of Notes for any  purpose specified in Section 14.01,  by written request setting forth in reasonable detail the action  proposed  to be taken at the  meeting,  and the  Trustee shall not have mailed notice of or made the first publication of the notice of such meeting  within 21 days after  receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer,  the Guarantor,  if applicable,  or the Holders of Notes in the amount above specified,  as the case may be, may determine the time and the place in the City of New York, New York, for such meeting and may call such meeting for such  purposes by giving  notice  thereof as provided in clause
     (a) of this Section.

Section 14.03     Persons Entitled to Vote at Meetings.
-------------     -------------------------------------

     To be entitled to vote at any meeting of Holders of Notes,  a Person  shall be (a) a Holder of one or more  Outstanding  Notes, or (b) a Person appointed by an  instrument  in  writing  as proxy  for a Holder  or  Holders  of one or more
Outstanding  Notes by such  Holder or  Holders.  The only  Persons  who shall be entitled  to be present or to speak at any  meeting of Holders of Notes shall be
the  Persons   entitled  to  vote  at  such  meeting  and  their  counsel,   any
representatives  of the  Trustee and its  counsel,  any  representatives  of the
Guarantor and its counsel and any representatives of the Issuer and its counsel.

Section 14.04     Quorum;  Action.
-------------     -------  -------

     The  Persons  entitled  to  vote a  majority  in  principal  amount  of the
Outstanding  Notes shall  constitute a quorum for a meeting of Holders of Notes;
provided, however, that if any action is to be taken at the meeting with respect to a consent  or waiver  which  may be given by the  Holders  of not less than a specified  percentage in principal amount of the Outstanding  Notes, the Persons holding or  representing  the specified  percentage  in principal  amount of the
Outstanding Notes will constitute a quorum. In the absence of a quorum within 30 minutes after the time  appointed for any such meeting,  the meeting  shall,  if convened at the request of Holders of Notes, be dissolved. In any other case the meeting may be adjourned  for a period of not less than 10 days as determined by the chairman of the meeting prior to the  adjournment  of such  meeting.  In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further  adjourned  for a period of not less than 10 days as  determined  by the chairman of the meeting  prior to the  adjournment  of such  adjourned  meeting.
Notice of the reconvening of any adjourned meeting shall be given as provided in
Section  14.02,  except  that such  notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be  reconvened.
Notice of the  reconvening  of an adjourned  meeting  shall state  expressly the percentage,  as provided above, of the principal amount of the Outstanding Notes which shall constitute a quorum.

     Except as limited by the proviso to Section 9.02, any resolution  presented to a meeting or adjourned  meeting duly  reconvened at which a quorum is present as  aforesaid  may be adopted only by the  affirmative  vote of the Holders of a majority in principal amount of the Outstanding Notes; provided,  however, that, except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization,  direction, notice, consent, waiver or other action which this Indenture  expressly  provides may be made,  given or taken by the  Holders  of a  specified  percentage,  which is less  than a  majority,  in principal  amount of the  Outstanding  Notes may be  adopted  at a meeting or an adjourned  meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes.

     Any resolution  passed or decision taken at any meeting of Holders of Notes duly held in  accordance  with this  Section  14.04  shall be binding on all the
Holders of Notes, whether or not such Holders were present or represented at the meeting.

Section 14.05   Determination of Voting Rights; Conduct and Adjournment of
-------------   ----------------------------------------------------------
Meetings.
---------

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such  reasonable  regulations  as it may deem  advisable for any meeting of
Holders  of  Notes  in  regard  to proof  of the  holding  of  Notes  and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes,  the submission and  examination  of proxies,  certificates  and other evidence of the right to vote, and such other matters  concerning the conduct of the  meeting as it shall deem  appropriate.  Except as  otherwise  permitted  or required  by any such  regulations,  the holding of Notes shall be proved in the manner  specified  in Section  8.03 and the  appointment  of any proxy  shall be proved in the manner specified in Section 8.01.

     (b) The Trustee  shall,  by an instrument  in writing,  appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by  Holders  of Notes as  provided  in  Section  14.02(b),  in which case the
Issuer,  the Guarantor or the Holders of Notes calling the meeting,  as the case may be, shall in like manner appoint a temporary chairman.  A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes of such series represented at the meeting.

     (c) At any meeting, each Holder of a Note or proxy shall be entitled to one vote for each  $1,000  principal  amount of Notes  held or  represented  by him;
provided,  however,  that no vote  shall be cast or  counted  at any  meeting in respect of any Note  challenged as not  Outstanding and ruled by the chairman of the meeting to be not  Outstanding.  The  chairman of the meeting  shall have no right to vote, except as a Holder of a Note or proxy.

     (d) Any meeting of Holders of Notes duly called  pursuant to Section  14.02 at which a quorum is  present  may be  adjourned  from  time to time by  Persons entitled  to vote a  majority  in  principal  amount  of the  Outstanding  Notes represented at the meeting;  and the meeting may be held as so adjourned without further notice.

Section 14.06     Counting Votes and Recording Action of Meetings.
-------------     ------------------------------------------------

     The vote upon any  resolution  submitted to any meeting of Holders of Notes shall be by written  ballots on which shall be subscribed  the signatures of the
Holders of Notes or of their  representatives by proxy and the principal amounts and serial  numbers of the  Outstanding  Notes held or  represented by them. The permanent  chairman of the meeting  shall  appoint two  inspectors  of votes who shall count all votes cast at the meeting for or against any  resolution and who shall make and file with the  secretary of the meeting  their  verified  written reports in  triplicate of all votes cast at the meeting.  A record,  at least in triplicate,  of the  proceedings  of each  meeting of Holders of Notes  shall be prepared  by the  secretary  of the  meeting and there shall be attached to said record the  original  reports of the  inspectors  of votes on any vote by ballot taken  thereat and  affidavits  by one or more persons  having  knowledge of the facts  setting  forth a copy of the notice of the meeting and showing  that said notice was given as provided in Section 14.02 and, if applicable, Section 14.04.
Each copy  shall be signed  and  verified  by the  affidavits  of the  permanent chairman  and  secretary  of the meeting and one such copy shall be delivered to the Issuer and the Guarantor,  and another to the Trustee to be preserved by the
Trustee,  the latter to have attached  thereto the ballots voted at the meeting.
Any record so signed and verified  shall be  conclusive  evidence of the matters therein stated.

ARTICLE XV
                                    GUARANTEE
                                    ---------

Section 15.01     Guarantee.
-------------     ----------

     By its  execution  hereof,  the Guarantor  acknowledges  and agrees that it receives  substantial  benefits  from  the  Issuer  and that  the  Guarantor  is providing its Guarantee for good and valuable consideration,  including, without limitation, such substantial benefits. Accordingly, subject to the provisions of this Article 15, the Guarantor hereby unconditionally  guarantees to each Holder of a Note  authenticated  and  delivered by the Trustee and its  successors  and assigns that: (i) the principal of (including the Redemption Price or repurchase price upon redemption or repurchase pursuant to Article 3), premium, if any, and interest  and  Additional  Interest,  if any,  on the  Notes  shall  be duly and
punctually  paid  in  full  when  due,   whether  at  the  Maturity  Date,  upon
acceleration,  upon  redemption,  upon a repurchase,  upon  repurchase  due to a
Designated Event or otherwise,  and interest on overdue principal,  premium,  if any, Additional Interest,  if any, and (to the extent permitted by law) interest on any interest, if any, on the Notes and all other obligations of the Issuer to the  Holders  or the  Trustee  hereunder  or under  the Notes  (including  fees, expenses  or  other)  shall  be  promptly  paid  in full  or  performed,  all in accordance  with the terms hereof;  and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in  accordance  with the terms of the extension or renewal,  whether at the Maturity Date, by  acceleration,  call for redemption,  upon  repurchase,  upon repurchase due to a Designated Event or otherwise,  subject,  however, in the case of clauses (i) and (ii) above, to the limitations  set forth in Section  15.03 hereof  (collectively,  the  "Guarantee
Obligations").

     Subject to the  provisions of this Article 15, the Guarantor  hereby agrees that  its  Guarantee  hereunder  shall  be  unconditional,  irrespective  of the validity,  regularity  or  enforceability  of the Notes or this  Indenture,  the absence of any action to enforce  the same,  any waiver or consent by any Holder of the Notes with respect to any thereof,  the entry of any judgment against the
Issuer,  any action to enforce  the same or any other  circumstance  which might otherwise constitute a legal or equitable discharge or defense of the Guarantor.
The  Guarantor  hereby  waives and  relinquishes:  (a) any right to require  the
Trustee,  the  Holders  or the Issuer  (each,  a  "Benefited  Party") to proceed against  the  Issuer or any other  Person or to proceed  against or exhaust  any security held by a Benefited  Party at any time or to pursue any other remedy in any secured  party's  power before  proceeding  against the  Guarantor;  (b) any defense that may arise by reason of the incapacity,  lack of authority, death or disability of any other Person or Persons or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons; (c) demand, protest and notice of any kind (except as expressly required by this Indenture),  including but not limited  to  notice  of the  existence,  creation  or  incurring  of any  new or additional indebtedness or obligation or of any action or non-action on the part of the Guarantor, the Issuer, any Benefited Party, any creditor of the Guarantor or the Issuer or on the part of any other Person  whomsoever in connection  with any obligations the performance of which are hereby guaranteed;  (d) any defense based upon an  election of remedies  by a  Benefited  Party,  including  but not limited to an election to proceed against the Guarantor for  reimbursement;  (e)
any  defense  based  upon any  statute  or rule of law which  provides  that the obligation  of a surety must be neither  larger in amount nor in other  respects more burdensome than that of the principal; (f) any defense arising because of a
Benefited  Party's election,  in any proceeding  instituted under the Bankruptcy
Law, of the  application of Section  1111(b)(2) of the Bankruptcy  Code; and (g)
any defense based on any borrowing or grant of a security interest under Section
364 of the  Bankruptcy  Code. The Guarantor  hereby  covenants  that,  except as otherwise  provided  therein,  the Guarantee  shall not be discharged  except by payment in full of all Guarantee Obligations,  including the principal, premium, if any,  and  interest on the Notes and all other costs  provided for under this
Indenture or as provided in Article 7.

     If any  Holder or the  Trustee is  required  by any court or  otherwise  to return to either the Issuer or the Guarantor, or any trustee or similar official acting in relation to either the Issuer or the Guarantor, any amount paid by the
Issuer or the  Guarantor to the Trustee or such Holder,  the  Guarantee,  to the extent theretofore discharged, shall be reinstated in full force and effect. The
Guarantor  agrees that it shall not be entitled to any right of  subrogation  in relation to the Holders in respect of any  Guarantee  Obligations  hereby  until payment in full of all such obligations  guaranteed hereby. The Guarantor agrees that, as between it, on the one hand,  and the Holders of Notes and the Trustee, on the other hand, (x) the maturity of the obligations  guaranteed hereby may be
accelerated   as  provided  in  Article  6  hereof  for  the  purposes   hereof,
notwithstanding  any  stay,  injunction  or other  prohibition  preventing  such acceleration  in respect of the Guarantee  Obligations,  and (y) in the event of any  acceleration  of such  obligations  as provided  in Article 6 hereof,  such
Guarantee  Obligations  (whether or not due and payable) shall forthwith  become due and payable by the Guarantor for the purpose of the Guarantee.

Section 15.02     Execution and Delivery of Guarantee.
-------------     ------------------------------------

     To evidence the Guarantee set forth in Section 15.01 hereof,  the Guarantor agrees that a notation of the  Guarantee  substantially  in the form included in
Exhibit A hereto shall be endorsed on each Note  authenticated  and delivered by the Trustee and that this Indenture shall be executed on behalf of the Guarantor by an officer of the Guarantor.

     The Guarantor  agrees that the Guarantee set forth in this Article 15 shall remain in full force and effect and apply to all the Notes  notwithstanding  any failure to endorse on each Note a notation of the Guarantee.

     If an officer  whose  facsimile  signature  is on a Note or a  notation  of
Guarantee no longer holds that office at the time the Trustee  authenticates the
Note  on  which  the  Guarantee  is  endorsed,  the  Guarantee  shall  be  valid nevertheless.

     The delivery of any Note by the Trustee,  after the authentication  thereof hereunder,  shall  constitute  due delivery of the  Guarantee  set forth in this
Indenture on behalf of the Guarantor.

Section 15.03   Limitation of Guarantor's Liability; Certain Bankruptcy Events.
-------------   ---------------------------------------------------------------

     (a)  The  Guarantor,  and by its  acceptance  hereof  each  Holder,  hereby confirms  that it is the  intention  of all  such  parties  that  the  Guarantee
Obligations  of  the  Guarantor  pursuant  to its  Guarantee  not  constitute  a fraudulent  transfer or  conveyance  for  purposes of any  Bankruptcy  Law,  the
Uniform Fraudulent  Conveyance Act, the Uniform  Fraudulent  Transfer Act or any
similar federal or state law. To effectuate the foregoing intention, the Holders and the Guarantor hereby irrevocably agree that the Guarantee Obligations of the
Guarantor under this Article 15 shall be limited to the maximum amount as shall, after  giving  effect  to all other  contingent  and  fixed  liabilities  of the
Guarantor,  result  in the  Guarantee  Obligations  of the  Guarantor  under the
Guarantee not constituting a fraudulent transfer or conveyance.

     (b) The Guarantor hereby  covenants and agrees,  to the fullest extent that it may  do so  under  applicable  law,  that  in the  event  of the  insolvency, bankruptcy,  dissolution,  liquidation  or  reorganization  of the  Issuer,  the
Guarantor  shall  not file (or join in any  filing  of),  or  otherwise  seek to participate  in the  filing  of,  any  motion or  request  seeking to stay or to prohibit  (even  temporarily)  execution on the  Guarantee and hereby waives and agrees not to take the  benefit  of any such stay of  execution,  whether  under
Section 362 or 105 of the Bankruptcy Law or otherwise.

Section 15.04     Application of Certain Terms and Provisions to the Guarantor.
-------------     -------------------------------------------------------------

     (a) For purposes of any provision of this Indenture  which provides for the delivery  by the  Guarantor  of an  Officers'  Certificate  and/or an Opinion of
Counsel, the definitions of such terms in Section 1.01 hereof shall apply to the
Guarantor  as if  references  therein to the Issuer or the General  Partner,  as applicable, were references to the Guarantor.

     (b) Any request,  direction, order or demand which by any provision of this
Indenture is to be made by the  Guarantor  shall be  sufficient  if evidenced as described in Section  16.03 hereof as if  references  therein to the Issuer were references to the Guarantor.

     (c) Any  notice or  demand  which by any  provision  of this  Indenture  is required or  permitted to be given or served by the Trustee or by the Holders of
Notes to or on the  Guarantor  may be given or served as  described  in  Section
16.03  hereof as if  references  therein to the Issuer  were  references  to the
Guarantor.

     (d) Upon any demand, request or application by the Guarantor to the Trustee to take any action under this  Indenture,  the  Guarantor  shall  furnish to the
Trustee such  certificates  and opinions as are required in Section 16.05 hereof as if all references therein to the Issuer were references to the Guarantor.

ARTICLE XVI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 16.01     Provisions Binding on Issuer's and Guarantor's Successors.
-------------     ----------------------------------------------------------

     All the covenants,  stipulations,  promises and agreements by the Issuer or
Guarantor contained in this Indenture shall bind their respective successors and assigns whether so expressed or not.

Section 16.02     Official Acts by Successor Corporation.
-------------     ---------------------------------------

     Any act or  proceeding  by any  provision of this  Indenture  authorized or required  to be done or  performed  by any  board,  committee  or officer of the
Issuer  shall and may be done and  performed  with like  force and effect by the like  board,  committee  or officer of any Person  that shall at the time be the lawful sole successor of the Issuer or Guarantor.

Section 16.03     Addresses for Notices.
-------------     ----------------------

     Any notice or demand which by any  provision of this  Indenture is required or  permitted to be given or served by the Trustee or by the Holders of Notes on the Issuer or  Guarantor  shall be in  writing  and shall be deemed to have been sufficiently  given or made,  for all  purposes,  if  given or  served  by being deposited  postage  prepaid by  registered  or  certified  mail in a post office letter  box,  or sent by  overnight  courier,  or sent by  confirmed  telecopier transmission addressed as follows:

                  To Issuer:

                           Home Properties, L.P.
                           850 Clinton Square, Rochester, New York 14604
                           Telecopier No.: 585-546-5433
                           Attention: General Counsel

                  To Guarantor:

                           Home Properties, Inc.
                           850 Clinton Square, Rochester, New York 14604
                           Telecopier No.: 585-546-5433
                           Attention: General Counsel

     Any notice,  direction,  request or demand hereunder to or upon the Trustee shall be deemed to have been  sufficiently  given or made, for all purposes,  if given or served by being deposited,  postage prepaid, by registered or certified mail in a post  office  letter  box, or sent by  overnight  courier,  or sent by telecopier transmission addressed as follows:

                    Wells Fargo Bank, N.A.,

                    Corporate   Trust   Services,    155   Westminster   Street,
                    Providence, RI 02903

                    Telecoper No.: 401-351-3678

                    Attention: Corporate Trust Services

     The Trustee, by notice to the Issuer, may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Noteholder shall be mailed by first class mail, postage prepaid,  at such Noteholder's  address as it appears on the
Note Register and shall be  sufficiently  given to such  Noteholder if so mailed within the time prescribed.

     Failure to mail a notice or  communication to a Noteholder or any defect in it shall not affect its  sufficiency  with  respect to other  Noteholders.  If a notice or  communication  is mailed in the  manner  provided  above,  it is duly given, whether or not the addressee receives it.

Section 16.04     Governing Law.
-------------     --------------

     This Indenture shall be governed by, and construed in accordance  with, the laws of the State of New York without regard to conflict of law principles  that would result in the  application of any laws other than the laws of the State of
New York.

Section 16.05   Evidence of Compliance with Conditions Precedent, Certificates to
-------------   -----------------------------------------------------------------
Trustee.
--------

     Upon any  application  or demand by the  Issuer to the  Trustee to take any action under any of the provisions of this  Indenture,  the Issuer shall furnish to the Trustee an Officers'  Certificate stating that all conditions  precedent, if any, provided for in this Indenture relating to the proposed action have been complied with,  and, if requested by the Trustee,  an Opinion of Counsel stating that, in the opinion of such counsel,  all such  conditions  precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this  Indenture  shall  include:  (1) a statement that the person making such certificate  or  opinion  has  read  such  covenant  or  condition;  (2) a brief statement as to the nature and scope of the  examination or  investigation  upon which the  statement  or opinion  contained  in such  certificate  or opinion is based; (3) a statement that, in the opinion of such person, such person has made such  examination  or  investigation  as is  necessary  to enable such person to express an informed  opinion as to whether or not such covenant or condition has been complied  with; and (4) a statement as to whether or not, in the opinion of such  person,  such  condition  or covenant has been  complied  with;  provided, however,  that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

Section 16.06     Legal  Holidays.
-------------     -----  ---------

     In any case in which the  Maturity  Date of interest on or principal of the
Notes  or the  Redemption  Date or  Repurchase  Date of any  Note  will not be a
Business  Day,  then payment of such  interest on or principal of the Notes need not be made on such date,  but may be made on the next  succeeding  Business Day with the same force and effect as if made on the Maturity Date or the Redemption
Date or Repurchase  Date,  and no interest  shall accrue for the period from and after such date.

Section 16.07   Trust Indenture Act.
-------------   --------------------

     This  Indenture  is hereby made  subject to, and shall be governed  by, the provisions  of the  Trust  Indenture  Act  required  to be part of and to govern indentures  qualified under the Trust Indenture Act;  provided that this Section
16.07 shall not require this Indenture or the Trustee to be qualified  under the
Trust  Indenture  Act prior to the time such  qualification  is in fact required under  the  terms of the  Trust  Indenture  Act,  nor  shall it  constitute  any admission  or  acknowledgment  by any  party  to the  Indenture  that  any  such qualification  is  required  prior to the  time  such  qualification  is in fact required  under the terms of the Trust  Indenture  Act. If any provision  hereof limits,  qualifies or conflicts with another  provision hereof which is required to be included in an indenture  qualified  under the Trust  Indenture  Act, such required provision shall control.

Section 16.08   No Security Interest Created.
-------------   -----------------------------

     Nothing in this Indenture or in the Notes,  expressed or implied,  shall be construed to constitute a security interest under the Uniform Commercial Code or similar  legislation,  as  now  or  hereafter  enacted  and  in  effect,  in any jurisdiction in which property of the Issuer or its subsidiaries is located.

Section 16.09     Benefits of Indenture.
-------------     ----------------------

     Nothing in this Indenture or in the Notes,  express or implied,  shall give
to  any  Person,   other  than  the  parties  hereto,   any  Paying  Agent,  any
authenticating  agent, any Note Registrar and their successors hereunder and the
Holders of Notes any benefit or any legal or  equitable  right,  remedy or claim under this Indenture.

Section 16.10   Table of Contents, Headings, etc.
-------------   ---------------------------------

     The table of  contents  and the titles and  headings  of the  Articles  and
Sections of this Indenture have been inserted for convenience of reference only, are not to be  considered a part hereof,  and shall in no way modify or restrict any of the terms or provisions hereof.

Section 16.11     Authenticating  Agent.
-------------     --------------  ------

     The Trustee may appoint an authenticating agent that shall be authorized to act on its  behalf,  and subject to its  direction,  in the  authentication  and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes  hereunder,  including under Sections 2.04,  2.05,  2.06,
2.07,  3.03,  3.05 and 3.06,  as fully to all intents and purposes as though the authenticating  agent had been expressly  authorized by this Indenture and those
Sections to authenticate  and deliver Notes. For all purposes of this Indenture, the authentication  and delivery of Notes by the  authenticating  agent shall be deemed to be  authentication  and  delivery of such Notes "by the Trustee" and a
certificate  of  authentication   executed  on  behalf  of  the  Trustee  by  an
authenticating agent shall be deemed to satisfy any requirement  hereunder or in the Notes for the Trustee's  certificate of authentication.  Such authenticating agent  shall at all times be a Person  eligible  to serve as  trustee  hereunder pursuant to Section 7.09.

     Any  corporation  into  which  any  authenticating  agent  may be merged or exchanged or with which it may be  consolidated,  or any  corporation  resulting from any merger,  consolidation  or exchange to which any  authenticating  agent shall be a party, or any corporation  succeeding to the corporate trust business of any authenticating  agent, shall be the successor of the authenticating agent hereunder,  if such  successor  corporation  is  otherwise  eligible  under this
Section  16.11,  without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating  agent or such successor corporation.

     Any authenticating agent may at any time resign by giving written notice of resignation  to the  Trustee  and to the  Issuer.  The  Trustee  may at any time terminate the agency of any  authenticating  agent by giving  written  notice of termination to such authenticating  agent and to the Issuer. Upon receiving such a notice of resignation  or upon such a termination,  or in case at any time any authenticating  agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor  authenticating agent or itself assume the  duties  and  obligations  of the  former  authenticating  agent  under this
Indenture and, upon such  appointment of a successor  authenticating  agent,  if
made,   shall  give  written   notice  of  such   appointment   of  a  successor
authenticating  agent to the Issuer and shall mail notice of such appointment of a  successor  authenticating  agent to all  Holders  of Notes as the  names  and addresses of such Holders appear on the Note Register.

     The Issuer agrees to pay to the authenticating agent from time to time such reasonable  compensation  for its  services  as shall be agreed  upon in writing between the Issuer and the authenticating agent.

     The provisions of Sections 7.02, 7.03, 7.04 and 8.03 and this Section 16.11 shall be applicable to any authenticating agent.

Section 16.12     Execution in Counterparts.
-------------     --------------------------

     This Indenture may be executed in any number of counterparts, each of which shall be an original,  but such counterparts  shall together  constitute but one and the same instrument.

Section 16.13     Severability.
-------------     -------------

     In case any  provision in this  Indenture or in the Notes shall be invalid, illegal or  unenforceable,  then to the extent  permitted  by law the  validity, legality and enforceability of the remaining  provisions shall not in any way be affected or impaired thereby.

     Wells  Fargo  Bank,  N.A.,  hereby  accepts  the  trusts in this  Indenture declared and provided, upon the terms and conditions herein above set forth.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Indenture to be duly executed.

                       HOME PROPERTIES, L.P.
                       By:   Home Properties, Inc.
                             Its Sole General Partner

                       By:   /s/ Edward J. Pettinella
                             --------------------------------------------
                             Name:  Edward J. Pettinella
                             Title: President and Chief Executive Officer

                       HOME PROPERTIES, INC.,
                       as Guarantor

                       By:   /s/ Edward J. Pettinella
                             --------------------------------------------
                             Name:  Edward J. Pettinella
                             Title: President and Chief Executive Officer

                       WELLS FARGO BANK, N.A.,
                       as Trustee

                       By:   /s/Jane E. Labouliere
                             --------------------------------------------
                             Jane E. Labouliere,  Vice President

UNLESS THIS  CERTIFICATE  IS PRESENTED BY AN  AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY   TRUST  COMPANY  (55  WATER  STREET,   NEW  YORK,   NEW  YORK)  (THE
"DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES)
TO THE ISSUER OR ITS AGENT FOR  REGISTRATION  OF TRANSFER,  EXCHANGE OR PAYMENT,
AND ANY  CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
OTHER NAME AS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITARY (AND
ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED
BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITARY),  ANY TRANSFER,  PLEDGE, OR
OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH
AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES  SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY,  MAY NOT BE OFFERED OR
SOLD EXCEPT AS SET FORTH IN THE FOLLOWING  SENTENCE.  BY ITS ACQUISITION HEREOF,
THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY
EVIDENCED  HEREBY,  EXCEPT  (A)  TO  THE  ISSUER,  HOME  PROPERTIES,  INC.  OR A
SUBSIDIARY OF THE ISSUER; OR (B) TO A PERSON THE SELLER REASONABLY BELIEVES IS A
QUALIFIED  INSTITUTIONAL  BUYER  (AS  DEFINED  IN RULE  144A  ADOPTED  UNDER THE
SECURITIES  ACT) THAT IS  PURCHASING  FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF
ANOTHER  QUALIFIED  INSTITUTIONAL  BUYER AND TO WHOM  NOTICE  IS GIVEN  THAT THE
TRANSFER  IS BEING MADE IN RELIANCE ON RULE 144A,  ALL IN  COMPLIANCE  WITH RULE
144A (IF AVAILABLE).

                              HOME PROPERTIES, L.P.
                    4.125% EXCHANGEABLE SENIOR NOTES DUE 2026

CUSIP No.: 43730EAA4

                                  $175,000,000

     Home Properties,  L.P., a New York limited  partnership  (herein called the
"Issuer,"  which term  includes any  successor  corporation  under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to
Cede & Co., or its registered assigns,  the principal sum of One Hundred Seventy
Five Million  Dollars  ($175,000,000),  or such lesser amount as is set forth in the  Schedule of  Increases or Decreases In Note on the other side of this Note, on October  24, 2026 at the office or agency of the Issuer  maintained  for that purpose in accordance with the terms of the Indenture,  in such coin or currency of the United  States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest,  semi-annually on May 1 and November 1 of each year,  commencing May 1, 2007, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of
4.125%,  from the May 1 or November 1, as the case may be,  next  preceding  the date to which  interest has been paid or duly provided  for,  unless no interest has been paid or duly provided for on the Notes,  in which case from October 24,
2006 until payment of said principal sum has been made or duly provided for. The
Issuer shall pay interest on any Notes in  certificated  form by check mailed to the address of the Person  entitled  thereto as it appears in the Note Register;
provided,  however,  that a  Holder  of any  Notes in  certificated  form in the aggregate  principal  amount of more than Two Million Dollars  ($2,000,000)  may specify by written notice to the Issuer that it pay interest by wire transfer of immediately  available funds to the account  specified by the Noteholder in such notice, or on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

     The Issuer promises to pay interest on overdue principal,  premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) interest at the rate of 1% per annum above the rate borne by the Notes.

     Reference is made to the further  provisions  of this Note set forth on the reverse hereof, including,  without limitation,  provisions giving the Holder of this Note the right to exchange this Note into cash and, if  applicable,  shares of  Common  Stock,  cash or a  combination  thereof,  as the case may be, at the election of the Issuer, on the terms and subject to the limitations  referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall not be valid or become obligatory for any purpose until the certificate  of  authentication  hereon  shall have been  signed  manually or by facsimile  by the Trustee or a duly  authorized  authenticating  agent under the
Indenture.

                      [Balance of page intentionally blank]

     IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

Dated: October 24, 2006

                       HOME PROPERTIES, L.P.

                       By:    Home Properties, Inc.
                              Its Sole General Partner

                       By:   /s/ Edward J. Pettinella
                             --------------------------------------------
                             Name:  Edward J. Pettinella
                             Title: President and Chief Executive Officer

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes described in the within-named Indenture.

Dated: October 24, 2006

                                  Wells Fargo Bank, N.A., as Trustee

                                  /s/Jane E. Labouliere
                                  --------------------------------------------
                                  Jane E. Labouliere,  Vice President

                                [REVERSE OF NOTE]

                              HOME PROPERTIES, L.P.
                    4.125% EXCHANGEABLE SENIOR NOTES DUE 2026

     This  Note  is one of a duly  authorized  issue  of  Notes  of the  Issuer, designated as its 4.125%  Exchangeable  Senior Notes due 2026 (herein called the
"Notes"),  issued  under and pursuant to an  Indenture,  dated as of October 24,
2006 (herein called the "Indenture"),  among the Issuer, the Guarantor and Wells
Fargo Bank, National Association,  as trustee (herein called the "Trustee"),  to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations,  duties and immunities  thereunder of the Trustee,  the Issuer and the Holders of the Notes.
Defined  terms  used but not  otherwise  defined  in this  Note  shall  have the respective meanings ascribed thereto in the Indenture.

     If an Event of Default (other than an Event of Default specified in Section
6.01(g),  6.01(h)  and  6.01(i))  with  respect  to the  Issuer)  occurs  and is continuing,  the principal of , premium, if any, and accrued and unpaid interest on all Notes may be  declared to be due and payable by either the Trustee or the
Holders  of at  least  25% in  aggregate  principal  amount  of the  Notes  then outstanding,  and, upon said  declaration  the same shall be immediately due and payable. If an Event of Default specified in Section 6.01(g), 6.01(h) or 6.01(i)
of the  Indenture  occurs  with  respect to the  Issuer,  the  principal  of and premium,  if any,  and  interest  accrued  and unpaid on all the Notes  shall be immediately  and  automatically  due and payable  without  necessity  of further action.

     The Indenture  contains  provisions  permitting the Issuer and the Trustee, with the  consent  of the  Holders  of not less  than a  majority  in  aggregate principal amount of the Notes at the time outstanding,  to execute  supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes,  subject to exceptions set forth  in  Section  9.02 of the  Indenture.  Subject  to the  provisions  of the
Indenture, the Holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding may, on behalf of the Holders of all of the
Notes, waive any past default or Event of Default.

     No reference  herein to the  Indenture  and no provision of this Note or of the Indenture shall impair, as among the Issuer and the Holder of the Notes, the obligation  of the  Issuer,  which is  absolute  and  unconditional,  to pay the principal of, premium, if any, on and interest on this Note at the place, at the respective  times,  at the rate and in the coin or  currency  herein  and in the
Indenture prescribed.

     Interest on the Notes  shall be computed on the basis of a 360-day  year of twelve 30-day months.

     The Notes are  issuable  in fully  registered  form,  without  coupons,  in denominations  of $1,000  principal  amount and any  multiple of $1,000.  At the office or agency of the Issuer referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or  other  governmental  charge  that  may be  imposed  in  connection  with any registration  or exchange of Notes,  Notes may be exchanged for a like aggregate principal amount of Notes of any other authorized denominations.

     The  Issuer  shall  have the  right  to  redeem  the  Notes  under  certain circumstances as set forth in Section 3.01, Section 3.02 and Section 3.03 of the
Indenture.

     The Notes are not  subject  to  redemption  through  the  operation  of any sinking fund.

     Upon the occurrence of a Designated Event,  Holders of Notes shall have the right to  require  the  Issuer to  repurchase  all or a portion  of their  Notes pursuant to Section 3.05 of the Indenture.

     On each of  November  1, 2011,  November  1, 2016,  and  November  1, 2021,
Holders  of shall have the right to require  the Issuer to  repurchase  all or a portion of their Notes pursuant to Section 3.06 of the Indenture.

     Subject to and in  compliance  with the  provisions of the  Indenture,  the
Holder hereof shall have the right to exchange each $1,000  principal  amount of this Note into (a) cash equal to the Princiapl  Return,  and (b) if  applicable, shares of Common Stock,  cash or a combination  thereof,  as the case may be, at the election of the Issuer, with an aggregate value equal to the Exchange Value.

     In the event the Holder  surrenders  this Note for  exchange in  connection with certain  Designated  Events occurring prior to November 6, 2011, the Issuer will increase the Applicable  Exchange Rate by the Additional  Designated  Event
Shares as and when provided in the Indenture.

     Except as expressly  provided in Article 15 of the  Indenture,  no recourse for the payment of the  principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation,  covenant or agreement of the Issuer in the Indenture or any  supplemental  indenture  or in any Note,  or because of the creation of any indebtedness  represented  thereby,  shall  be  had  against  any  incorporator, stockholder,  partner, member, manager,  employee,  agent, officer,  director or subsidiary,  as such, past,  present or future, of the Guarantor,  the Issuer or any of the Issuer's Subsidiaries or of any successor thereto, either directly or through the Guarantor,  the Issuer or any of the Issuer's subsidiaries or of any successor  thereto,  whether by virtue of any  constitution,  statute or rule of law, or by the  enforcement of any assessment or penalty or otherwise;  it being expressly  understood  that all such  liability is hereby  expressly  waived and released as a condition  of, and as  consideration  for,  the  execution  of the
Indenture and the issue of this Note.

     In addition to the rights provided to Holders of Notes under the Indenture,
Holders shall have all the rights set forth in the Registration Rights Agreement dated as of October 24, 2006,  among the Issuer,  the  Guarantor and the Initial
Purchasers named therein (the "Registration Rights Agreement").

                                  ABBREVIATIONS

     The following  abbreviations,  when used in the  inscription of the face of this Note,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN-COM      as tenants in common                   UNIF GIFT MIN ACT -
                                                                        -----
                                                    Custodian
                                                                -----

TEN-ENT      as tenant by the entireties            (Cust) (Minor)

JT-TEN       as joint tenants with right of survivorship and not under Uniform
             Gifts to Minors Act

             as tenants in common
                                                                        (State)

         Additional abbreviations may also be used though not in the above list.

                                    GUARANTEE

     The Guarantor  listed below  (hereinafter  referred to as the  "Guarantor,"
which term includes any  successors or assigns  under the  Indenture,  dated the date hereof,  among the Guarantor,  the Issuer  (defined  below) and Wells Fargo
Bank, N.A., as trustee (the  "Indenture"),  has irrevocably and  unconditionally guaranteed  on a senior basis the Guarantee  Obligations  (as defined in Section
15.01 of the Indenture),  which include (i) the due and punctual  payment of the principal of, premium, if any, and interest and Additional Interest,  if any, on the 4.125%  Exchangeable Senior Notes due 2026 (the "Notes") of Home Properties,
L.P., a New York limited  partnership  (the "Issuer"),  whether at maturity,  by acceleration,  call for redemption,  upon a repurchase or otherwise, the due and punctual payment of interest on the overdue  principal and premium,  if any, and
(to the extent  permitted by law) interest on any interest on the Notes, and the due and punctual  performance  of all other  obligations  of the Issuer,  to the
Holders of the Notes or the Trustee all in  accordance  with the terms set forth in Article 15 of the  Indenture,  and (ii) in case of any  extension  of time of payment or renewal  of any Notes or any such  other  obligations,  that the same shall be promptly  paid in full when due or  performed  in  accordance  with the terms of the extension or renewal,  whether at maturity,  by acceleration,  call for redemption, upon a repurchase or otherwise.

     The  obligations  of the  Guarantor  to the Holders of the Notes and to the
Trustee  pursuant to this Guarantee and the Indenture are expressly set forth in
Article 15 of the Indenture  and reference is hereby made to such  Indenture for the precise terms of this Guarantee.

     No past,  present or future director,  officer,  employee,  incorporator or stockholder  (direct  or  indirect)  of the  Guarantor  (or any  such  successor entity),  as such, shall have any liability for any obligations of the Guarantor under this  Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

     The Guarantor  hereby  waives  diligence,  presentment,  demand of payment, filing of  claims  with a court in the  event of  merger  or  bankruptcy  of the
Issuer,  any right to require a proceeding first against the Issuer, the benefit of  discussion,  protest or notice  with  respect  to the Notes and all  demands whatsoever.

     This is a  continuing  Guarantee  and shall remain in full force and effect and shall be binding upon the  Guarantor  and its  successors  and assigns until full and final  payment of all of the Issuer's  obligations  under the Notes and
Indenture or until legally discharged in accordance with the Indenture and shall inure to the  benefit  of the  successors  and  assigns of the  Trustee  and the
Holders of the Notes,  and, in the event of any transfer or assignment of rights by any Holder of the Notes or the  Trustee,  the rights  and  privileges  herein conferred  upon that party shall  automatically  extend to and be vested in such transferee or assignee,  all subject to the terms and conditions hereof. This is a Guarantee of payment and performance and not of collectibility.

     This  Guarantee  shall not be valid or obligatory for any purpose until the certificate  of  authentication  on the Note upon which this  Guarantee is noted
shall have been  executed by the Trustee  under the  Indenture  by the manual or facsimile signature of one of its authorized officers.

     The  obligations of the Guarantor  under this Guarantee shall be limited to the  extent  necessary  to  insure  that it does  not  constitute  a  fraudulent conveyance under applicable law.

     THE  TERMS OF  ARTICLE  15 OF THE  INDENTURE  ARE  INCORPORATED  HEREIN  BY
REFERENCE.

     Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

     IN WITNESS  WHEREOF,  the Guarantor  has caused this  instrument to be duly executed.

Dated: October 24, 2006

                       HOME PROPERTIES, INC.

                       By:   /s/ Edward J. Pettinella
                             --------------------------------------------
                             Name:  Edward J. Pettinella
                             Title: President and Chief Executive Officer

                                 EXCHANGE NOTICE

TO:      HOME PROPERTIES, L.P.
         Wells Fargo Bank, N.A., as Trustee

     The undersigned  registered owner of this Note hereby irrevocably exercises the option to exchange this Note, or the portion  thereof  (which is $1,000 or a multiple  thereof) below  designated,  into cash and, if  applicable,  shares of
Common  Stock,  cash,  or a  combination  thereof,  as the case  may be,  at the election of the Issuer,  in accordance with the terms of the Indenture  referred to in this Note, and directs that the shares of Common Stock,  if any,  issuable and deliverable upon such exchange, together with any check in payment for cash,
if  any,  payable  upon  exchange  or  for  fractional   shares  and  any  Notes
representing any unexchanged principal amount hereof, be issued and delivered to the registered  holder hereof unless a different name has been indicated  below.
Capitalized  terms used herein but not defined shall have the meanings  ascribed to such  terms in the  Indenture.  If  shares  or any  portion  of this Note not exchanged  are to be issued in the name of a person other than the  undersigned, the  undersigned  will  provide the  appropriate  information  below and pay all transfer taxes payable with respect  thereto.  Any amount required to be paid by the undersigned on account of interest accompanies this Note.

     The undersigned  registered  owner of this Note hereby certifies that it or the  Person  on whose  behalf  the  Notes are  being  exchanged  is a  qualified institutional  buyer within the meaning of Rule 144A under the Securities Act of
1933, as amended.

Dated:
        -------------------------

                    Signature(s)

                    Signature(s)  must be guaranteed  by an "eligible  guarantor institution" meeting the requirements of the Note Registrar, which  requirements  include  membership or participation in the Security  Transfer Agent Medallion  Program ("STAMP") or
                    such  other   "signature   guarantee   program"  as  may  be
                    determined  by the Note  Registrar  in  addition  to,  or in
                    substitution   for,  STAMP,   all  in  accordance  with  the
                    Securities Exchange Act of 1934, as amended.

                     ----------------------------------------
                     Signature Guarantee

     Fill in the  registration  of  shares  of Common  Stock,  if any,  if to be issued,  and Notes if to be  delivered,  and the person to whom cash and payment for  fractional  shares is to be made,  if to be made,  other than to and in the name of the registered holder:

Please print name and address

-------------------------------------------------------------
-------------------------------------------------------------
(Name)

-------------------------------------------------------------
-------------------------------------------------------------
(Street Address)

-------------------------------------------------------------
-------------------------------------------------------------
(City, State and Zip Code)

Principal amount to be exchanged (if less than all):

-------------------------------------------------------------
-------------------------------------------------------------
$

-------------------------------------------------------------
-------------------------------------------------------------------
Social Security or Other Taxpayer Identification Number:

-------------------------------------------------------------

NOTICE:  The signature on this Exchange  Notice must correspond with the name as written  upon the face of the Note in every  particular  without  alteration  or enlargement or any change whatever.

                                REPURCHASE NOTICE

TO:      HOME PROPERTIES, L.P.
         Wells Fargo Bank, N.P.

     The  undersigned   registered   owner  of  this  Note  hereby   irrevocably
acknowledges  receipt of a notice  from Home  Properties,  L.P.  (the  "Issuer")
regarding the right of Holders to elect to require the Issuer to repurchase  the
Notes and requests and instructs the Issuer to repay the entire principal amount of this Note, or the portion  thereof  (which is $1,000 or an integral  multiple thereof)  below  designated,  in  cash,  in  accordance  with  the  terms of the
Indenture  at the  price of 100% of such  entire  principal  amount  or  portion thereof,  together  with  accrued and unpaid  interest  to, but  excluding,  the
Repurchase Date or the Designated  Event Repurchase Date, as the case may be, to the  registered  holder  hereof.  Capitalized  terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Issuer as of the Repurchase  Date or the Designated  Event
Repurchase  Date,  as the case may be,  pursuant  to the  terms  and  conditions specified in the Indenture.

     NOTICE:  The above  signatures of the holder(s) hereof must correspond with the name as  written  upon the  face of the  Note in  every  particular  without alteration or enlargement or any change whatever.  Note  Certificate  Number (if applicable):

                                    ----------------------------------------

     Principal  amount to be  repurchased  (if less than all,  must be $1,000 or whole multiples thereof):

Social Security or Other Taxpayer Identification Number:

Dated:

                    Signature(s)

                    Signature(s)  must be guaranteed  by an "eligible  guarantor institution" meeting the requirements of the Note Registrar, which  requirements  include  membership or participation in the Security  Transfer Agent Medallion  Program ("STAMP") or
                    such  other   "signature   guarantee   program"  as  may  be
                    determined  by the Note  Registrar  in  addition  to,  or in
                    substitution   for,  STAMP,   all  in  accordance  with  the
                    Securities Exchange Act of 1934, as amended.

                    ----------------------------------
                    Signature Guarantee

                                   ASSIGNMENT

For value received
hereby sell(s) assign(s) and transfer(s) unto

(Please  insert  social  security  or other  Taxpayer  Identification  Number of assignee)

the within Note, and hereby irrevocably constitutes and appoints attorney  to transfer  said Note on the books of the Issuer,  with full power of substitution in the premises.

     In connection with any transfer of the Note, the undersigned  confirms that such Note is being transferred:

     /_/ To Home Properties,  L.P., Home Properties,  Inc. or a subsidiary of Home
Properties, L.P.; or

     /_/ To a "qualified  institutional  buyer" in compliance with Rule 144A under the Securities Act of 1933, as amended.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this  certificate in the name of any person other than the registered holder thereof.

Dated:
        ----------------------------

                    Signature(s)

                    Signature(s)  must be guaranteed  by an "eligible  guarantor
                    institution   "  meeting  the   requirements   of  the  Note
                    Registrar,   which   requirements   include   membership  or
                    participation  in  the  Security  Transfer  Agent  Medallion
                    Program   ("STAMP")  or  such  other  "signature   guarantee
                    program"  as may be  determined  by the  Note  Registrar  in
                    addition  to,  or  in  substitution   for,  STAMP,   all  in
                    accordance  with the  Securities  Exchange  Act of 1934,  as amended.

                    ______________________________________
                    Signature Guarantee

NOTICE:  The  signature  on this  Assignment  must  correspond  with the name as written  upon the face of the Note in every  particular  without  alteration  or enlargement or any change whatever.

                                   ASSIGNMENT

         For value received
hereby sell(s) assign(s) and transfer(s) unto

     (Please insert social security or other Taxpayer  Identification  Number of assignee)

          shares  of  Common  Stock,  and  hereby  irrevocably  constitutes  and appoints  attorney to transfer  said shares of Common Stock on the books of the Issuer, with full power of substitution in the premises.

     In connection  with any transfer of the shares of Common Stock prior to the expiration of the holding  period  applicable to sales thereof under Rule 144(k)
under the Securities Act (or any successor  provision)  (other than any transfer pursuant to a registration  statement that has been declared effective under the
Securities  Act), the undersigned  confirms that such shares of Common Stock are being transferred:

/_/  To Home  Properties,  L.P., Home  Properties,  Inc. or a subsidiary of Home
     Properties, L.P.;; or

/_/  Pursuant to and in  compliance  with Rule 144 under the  Securities  Act of
     1933, as amended;  or to a person the undersigned  reasonably believes is a qualified institutional buyer that is purchasing for its own account or for the account of another qualified  institutional buyer and to whom notice is given that the  transfer  is being made in  reliance  on Rule 144A,  all in compliance with Rule 144A (if available); or

/_/  Pursuant to a  Registration  Statement  which has been  declared  effective under the  Securities  Act of 1933, as amended,  and which  continues to be effective at the time of transfer.

     Unless one of the boxes is  checked,  the  Transfer  Agent  will  refuse to register any of the shares of Common Stock evidenced by this  certificate in the name of any person other than the registered holder thereof.

                                   Schedule I

                   SCHEDULE OF INCREASES OR DECREASES IN NOTE

     The initial  principal  amount of this  Global Note is One Hundred  Seventy
Five Million  DOLLARS  ($175,000,000).  The following  increases or decreases in part of this Note have been made:

Date                                             Amount of         Amount of        Principal         Signature of
                                                                                    Amount of
                                                 Increase                           this Note
                                                 in               Decrease in       following
                                                 Principal         Principal           such            Authorized
                                                 Amount of         Amount of       Increase or         Officer or
                                                 this Note         this Note         Decrease            Trustee
--------------------------------------------     -----------     --------------    -------------    ------------------
--------------------------------------------     -----------     --------------    -------------    ------------------

                                    GUARANTEE

     The Guarantor  listed below  (hereinafter  referred to as the  "Guarantor,"
which term includes any  successors or assigns  under the  Indenture,  dated the date hereof,  among the Guarantor,  the Issuer  (defined  below) and Wells Fargo
Bank, N.A., as trustee (the  "Indenture"),  has irrevocably and  unconditionally guaranteed  on a senior basis the Guarantee  Obligations  (as defined in Section
15.01 of the Indenture),  which include (i) the due and punctual  payment of the principal of, premium, if any, and interest and Additional Interest,  if any, on the 4.125%  Exchangeable Senior Notes due 2026 (the "Notes") of Home Properties,
L.P., a New York limited  partnership  (the "Issuer"),  whether at maturity,  by acceleration,  call for redemption,  upon a repurchase or otherwise, the due and punctual payment of interest on the overdue  principal and premium,  if any, and
(to the extent  permitted by law) interest on any interest on the Notes, and the due and punctual  performance  of all other  obligations  of the Issuer,  to the
Holders of the Notes or the Trustee all in  accordance  with the terms set forth in Article 15 of the  Indenture,  and (ii) in case of any  extension  of time of payment or renewal  of any Notes or any such  other  obligations,  that the same shall be promptly  paid in full when due or  performed  in  accordance  with the terms of the extension or renewal,  whether at maturity,  by acceleration,  call for redemption, upon a repurchase or otherwise.

     The  obligations  of the  Guarantor  to the Holders of the Notes and to the
Trustee  pursuant to this Guarantee and the Indenture are expressly set forth in
Article 15 of the Indenture  and reference is hereby made to such  Indenture for the precise terms of this Guarantee.

     No past,  present or future director,  officer,  employee,  incorporator or stockholder  (direct  or  indirect)  of the  Guarantor  (or any  such  successor entity),  as such, shall have any liability for any obligations of the Guarantor under this  Guarantee or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.

     The Guarantor  hereby  waives  diligence,  presentment,  demand of payment, filing of  claims  with a court in the  event of  merger  or  bankruptcy  of the
Issuer,  any right to require a proceeding first against the Issuer, the benefit of  discussion,  protest or notice  with  respect  to the Notes and all  demands whatsoever.

     This is a  continuing  Guarantee  and shall remain in full force and effect and shall be binding upon the  Guarantor  and its  successors  and assigns until full and final  payment of all of the Issuer's  obligations  under the Notes and
Indenture or until legally discharged in accordance with the Indenture and shall inure to the  benefit  of the  successors  and  assigns of the  Trustee  and the
Holders of the Notes,  and, in the event of any transfer or assignment of rights by any Holder of the Notes or the  Trustee,  the rights  and  privileges  herein conferred  upon that party shall  automatically  extend to and be vested in such transferee or assignee,  all subject to the terms and conditions hereof. This is a Guarantee of payment and performance and not of collectibility.

     This  Guarantee  shall not be valid or obligatory for any purpose until the certificate  of  authentication  on the Note upon which this  Guarantee is noted
shall have been  executed by the Trustee  under the  Indenture  by the manual or facsimile signature of one of its authorized officers.

     The  obligations of the Guarantor  under this Guarantee shall be limited to the  extent  necessary  to  insure  that it does  not  constitute  a  fraudulent conveyance under applicable law.

     THE  TERMS OF  ARTICLE  15 OF THE  INDENTURE  ARE  INCORPORATED  HEREIN  BY
REFERENCE.

     Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

     IN WITNESS  WHEREOF,  the Guarantor  has caused this  instrument to be duly executed.

Dated: October 24, 2006

                       HOME PROPERTIES, INC.

                       By:   /s/ Edward J. Pettinella
                             --------------------------------------------
                             Name:  Edward J. Pettinella
                             Title: President and Chief Executive Officer

                                 EXCHANGE NOTICE

TO:      HOME PROPERTIES, L.P.
         Wells Fargo Bank, N.A., as Trustee

     The undersigned  registered owner of this Note hereby irrevocably exercises the option to exchange this Note, or the portion  thereof  (which is $1,000 or a multiple  thereof) below  designated,  into cash and, if  applicable,  shares of
Common  Stock,  cash,  or a  combination  thereof,  as the case  may be,  at the election of the Issuer,  in accordance with the terms of the Indenture  referred to in this Note, and directs that the shares of Common Stock,  if any,  issuable and deliverable upon such exchange, together with any check in payment for cash,
if  any,  payable  upon  exchange  or  for  fractional   shares  and  any  Notes
representing any unexchanged principal amount hereof, be issued and delivered to the registered  holder hereof unless a different name has been indicated  below.
Capitalized  terms used herein but not defined shall have the meanings  ascribed to such  terms in the  Indenture.  If  shares  or any  portion  of this Note not exchanged  are to be issued in the name of a person other than the  undersigned, the  undersigned  will  provide the  appropriate  information  below and pay all transfer taxes payable with respect  thereto.  Any amount required to be paid by the undersigned on account of interest accompanies this Note.

     The undersigned  registered  owner of this Note hereby certifies that it or the  Person  on whose  behalf  the  Notes are  being  exchanged  is a  qualified institutional  buyer within the meaning of Rule 144A under the Securities Act of
1933, as amended.

Dated:
        --------------------------------

                    Signature(s)

                    Signature(s)  must be guaranteed  by an "eligible  guarantor institution" meeting the requirements of the Note Registrar, which  requirements  include  membership or participation in the Security  Transfer Agent Medallion  Program ("STAMP") or
                    such  other   "signature   guarantee   program"  as  may  be
                    determined  by the Note  Registrar  in  addition  to,  or in
                    substitution   for,  STAMP,   all  in  accordance  with  the
                    Securities Exchange Act of 1934, as amended.

                    --------------------------------------------
                    Signature Guarantee

     Fill in the  registration  of  shares  of Common  Stock,  if any,  if to be issued,  and Notes if to be  delivered,  and the person to whom cash and payment for  fractional  shares is to be made,  if to be made,  other than to and in the name of the registered holder:

Please print name and address

-------------------------------------------------------------
-------------------------------------------------------------
(Name)

-------------------------------------------------------------
-------------------------------------------------------------
(Street Address)

-------------------------------------------------------------
-------------------------------------------------------------
(City, State and Zip Code)

Principal amount to be exchanged (if less than all):

-------------------------------------------------------------
-------------------------------------------------------------
$

-------------------------------------------------------------
-------------------------------------------------------------------
Social Security or Other Taxpayer Identification Number:

-------------------------------------------------------------

NOTICE:  The signature on this Exchange  Notice must correspond with the name as written  upon the face of the Note in every  particular  without  alteration  or enlargement or any change whatever.

                                REPURCHASE NOTICE

TO:      HOME PROPERTIES, L.P.
         Wells Fargo Bank, N.A.

     The  undersigned   registered   owner  of  this  Note  hereby   irrevocably
acknowledges  receipt of a notice  from Home  Properties,  L.P.  (the  "Issuer")
regarding the right of Holders to elect to require the Issuer to repurchase  the
Notes and requests and instructs the Issuer to repay the entire principal amount of this Note, or the portion  thereof  (which is $1,000 or an integral  multiple thereof)  below  designated,  in  cash,  in  accordance  with  the  terms of the
Indenture  at the  price of 100% of such  entire  principal  amount  or  portion thereof,  together  with  accrued and unpaid  interest  to, but  excluding,  the
Repurchase Date or the Designated  Event Repurchase Date, as the case may be, to the  registered  holder  hereof.  Capitalized  terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Notes shall be repurchased by the Issuer as of the Repurchase  Date or the Designated  Event
Repurchase  Date,  as the case may be,  pursuant  to the  terms  and  conditions specified in the Indenture.

     NOTICE:  The above  signatures of the holder(s) hereof must correspond with the name as  written  upon the  face of the  Note in  every  particular  without alteration or enlargement or any change whatever.  Note  Certificate  Number (if applicable):

                            ----------------------------------------

     Principal  amount to be  repurchased  (if less than all,  must be $1,000 or whole multiples thereof):

Social Security or Other Taxpayer Identification Number:

Dated:

                    Signature(s)

                    Signature(s)  must be guaranteed  by an "eligible  guarantor institution" meeting the requirements of the Note Registrar, which  requirements  include  membership or participation in the Security  Transfer Agent Medallion  Program ("STAMP") or
                    such  other   "signature   guarantee   program"  as  may  be
                    determined  by the Note  Registrar  in  addition  to,  or in
                    substitution   for,  STAMP,   all  in  accordance  with  the
                    Securities Exchange Act of 1934, as amended.

                    --------------------------------------------
                    Signature Guarantee

                                   ASSIGNMENT

For value received
hereby sell(s) assign(s) and transfer(s) unto

(Please  insert  social  security  or other  Taxpayer  Identification  Number of assignee)

the within Note, and hereby irrevocably constitutes and appoints attorney  to transfer  said Note on the books of the Issuer,  with full power of substitution in the premises.

          In connection with any transfer of the Note, the undersigned  confirms that such Note is being transferred:

     /_/  To Home  Properties,  L.P., Home  Properties,  Inc. or a subsidiary of
          Home Properties, L.P.; or

     /_/  To a  "qualified  institutional  buyer" in  compliance  with Rule 144A under the Securities Act of 1933, as amended.

          Unless  one of the  boxes is  checked,  the  Trustee  will  refuse  to register any of the Notes evidenced by this  certificate in the name of any person other than the registered holder thereof.

Dated:
        ----------------------------

                    Signature(s)

                    Signature(s)  must be guaranteed  by an "eligible  guarantor
                    institution   "  meeting  the   requirements   of  the  Note
                    Registrar,   which   requirements   include   membership  or
                    participation  in  the  Security  Transfer  Agent  Medallion
                    Program   ("STAMP")  or  such  other  "signature   guarantee
                    program"  as may be  determined  by the  Note  Registrar  in
                    addition  to,  or  in  substitution   for,  STAMP,   all  in
                    accordance  with the  Securities  Exchange  Act of 1934,  as amended.

                    --------------------------------------------
                    Signature Guarantee

NOTICE:  The  signature  on this  Assignment  must  correspond  with the name as written  upon the face of the Note in every  particular  without  alteration  or enlargement or any change whatever.

                                   ASSIGNMENT

         For value received

hereby sell(s) assign(s) and transfer(s) unto

(Please  insert  social  security  or other  Taxpayer  Identification  Number of assignee)

shares of Common Stock, and hereby irrevocably constitutes and appoints attorney to transfer  said shares of Common  Stock on the books of the Issuer,  with full power of substitution in the premises.

     In connection  with any transfer of the shares of Common Stock prior to the expiration of the holding  period  applicable to sales thereof under Rule 144(k)
under the Securities Act (or any successor  provision)  (other than any transfer pursuant to a registration  statement that has been declared effective under the
Securities  Act), the undersigned  confirms that such shares of Common Stock are being transferred:

     /_/  To Home  Properties,  L.P., Home  Properties,  Inc. or a subsidiary of
          Home Properties, L.P.;; or

     /_/  Pursuant to and in compliance  with Rule 144 under the  Securities Act of 1933, as amended; or

     /_/  Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended,  and which  continues to be effective at the time of transfer.

     Unless one of the boxes is  checked,  the  Transfer  Agent  will  refuse to register any of the shares of Common Stock evidenced by this  certificate in the name of any person other than the registered holder thereof.

                   [Include Schedule I only for a Global Note]

                   SCHEDULE OF INCREASES OR DECREASES IN NOTE

     The initial  principal  amount of this  Global Note is One Hundred  Seventy
Five Million  DOLLARS  ($175,000,000).  The following  increases or decreases in part of this Note have been made:

Date                         Amount of       Amount of      Principal     Signature of
                                                            Amount of
                             Increase                       this Note
                             in             Decrease in     following
                             Principal       Principal         such        Authorized
                             Amount of       Amount of     Increase or     Officer or
                             this Note       this Note       Decrease        Trustee
------------------------     ---------     ------------    -----------    ------------
------------------------     ---------     ------------    -----------    ------------